                                                                                                                ▼ May 4, 2011

	Class A Shares Ticker	Class C Shares Ticker	Class S Shares Ticker	Class I Shares Ticker	Class T Shares Ticker
Growth & Core
Janus Protected Series* – Growth	JPGAX	JPTCX	JPTSX	JPGIX	JPGTX

Janus Investment Fund

Prospectus

*	Each share class’ net asset value is protected to at least 80% of the highest net asset value attained, with an initial overall Fund protection limit of $1.5 billion. In the event that any one share class falls below this 80% protection level, the Fund will liquidate. Shareholders should review the Protected NAV, as defined in this Prospectus, on janus.com/advisor/mutual-funds, for each share class prior to purchasing shares of the Fund. Class A shareholders that pay an upfront sales charge will not be reimbursed at the time of liquidation for any such sales charge paid.

The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus describes Janus Protected Series – Growth (the “Fund”), a portfolio of Janus Investment Fund (the “Trust”). Janus Capital Management LLC (“Janus Capital” or “Janus”) serves as investment adviser to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Class A Shares, Class C Shares, Class S Shares, Class I Shares, and Class T Shares (individually and/or collectively, the “Shares”) are offered by this Prospectus.

The Shares are not offered directly to individual investors. Certain financial intermediaries may not offer all classes of Shares. For additional information about these classes of shares and whether or not you are eligible to purchase these Shares, please refer to the Shareholder’s Guide section of the Prospectus.

Table of contents

Fund summary
Janus Protected Series – Growth	2

Additional information about the Fund
Information regarding the capital protection arrangement	10
Fees and expenses	15
Additional investment strategies and general portfolio policies	16
Additional risks of the Fund	19

Management of the Fund
Investment adviser	24
Management expenses	24
Investment personnel	25

Other information	27

Distributions and taxes	28

Shareholder’s guide
Pricing of fund shares	31
Choosing a share class	32
Distribution, servicing, and administrative fees	34
Payments to financial intermediaries by Janus Capital or its affiliates	35
Purchases	36
Exchanges	39
Redemptions	40
Excessive trading	42
Shareholder communications	44

Financial highlights	45

Appendix A	46

Appendix B	49

Glossary of investment terms	53

1 ï Janus Investment Fund

Fund summary

Janus Protected Series – Growth

Ticker:	JPGAX	Class A Shares	JPTSX	Class S Shares	JPGTX	Class T Shares
	JPTCX	Class C Shares	JPGIX	Class I Shares

INVESTMENT OBJECTIVE

Janus Protected Series – Growth seeks long-term growth of capital and capital preservation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Each share class has different expenses, but represents an investment in the same Fund. For Class A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Janus mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchases” section on page 36 of the Fund’s Prospectus and in the “Purchases” section on page 55 of the Fund’s Statement of Additional Information.

SHAREHOLDER FEES (fees paid directly from your investment)		Class A		Class C		Class S		Class I		Class T

Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)		5.75%		None		None		None		None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)		None		1.00%		None		None		None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)		Class A		Class C		Class S		Class I		Class T

Management Fees		0.64%		0.64%		0.64%		0.64%		0.64%
Distribution/Service (12b-1) Fees		0.25%		1.00%		0.25%		None		None
Other Expenses(1)		0.98%		1.00%		1.12%		0.89%		1.12%
Capital Protection Fee	0.75%		0.75%		0.75%		0.75%		0.75%
Remaining Other Expenses	0.23%		0.25%		0.37%		0.14%		0.37%
Total Annual Fund Operating Expenses(2)		1.87%		2.64%		2.01%		1.53%		1.76%
Fee Waiver(2)		0.09%		0.11%		0.00%		0.00%		0.00%
Net Annual Fund Operating Expenses After Fee Waiver(2)		1.78%		2.53%		2.01%		1.53%		1.76%

(1)	Since the Fund is new, Other Expenses are based on the estimated expenses that the Fund expects to incur in its initial fiscal period.
(2)	Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses (excluding the distribution and shareholder servicing fees – applicable to Class A Shares, Class C Shares, and Class S Shares; administrative services fees payable pursuant to the Transfer Agency Agreement – applicable to Class S Shares and Class T Shares; brokerage commissions; interest; dividends; taxes; and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to between 1.38% and 1.53%, depending on the amount of the capital protection fee. The contractual waiver may be terminated or modified prior to February 1, 2013 only at the discretion of the Fund’s Board of Trustees.

EXAMPLE:
The following Example is based on expenses without waivers. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, including the maximum amount of the capital

2 ï Janus Protected Series – Growth

protection fee, without waivers, remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If Shares are redeemed:	1 Year	3 Years
Class A Shares	$754	$1,128
Class C Shares	$367	$820
Class S Shares	$204	$630
Class I Shares	$155	$483
Class T Shares	$179	$553

If Shares are not redeemed:	1 Year	3 Years
Class A Shares	$754	$1,128
Class C Shares	$267	$820
Class S Shares	$204	$630
Class I Shares	$155	$483
Class T Shares	$179	$553

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks growth of capital to the extent consistent with maintaining protection against significant downside movement of the net asset value (“NAV”) per share of each share class of the Fund. Specifically, the portfolio manager manages the Fund’s assets in an effort to ensure that the NAV for each share class will not fall below 80% of the highest NAV attained separately by each share class during the life of the Fund, reduced for dividends, distributions, any extraordinary expenses, and certain extraordinary items (for each share class, the “Protected NAV”). A reduction of the NAV can be described further by using distributions as an example. In the event the Fund declares dividends from net investment income and capital gains distributions, which normally occurs in December, the Protected NAV per share will be adjusted down so that the relative protection level remains at the level in place prior to the distribution. While the Protected NAV per share is changed as a result of a distribution, the protected value of your account balance does not change, assuming you reinvest your distribution. For example, on a day the highest NAV per share of a share class is reached at $11.00, the Protected NAV per share is set at $8.80, which is 80% of the highest NAV per share. When the highest NAV per share increases to $12.50, the Protected NAV per share is set at $10.00, which is 80% of the highest NAV. On a day the NAV per share is $12.00, the Fund declares a per share distribution of $1.00. The result of the distribution is that the NAV per share is reduced from $12.00 to $11.00. The Protected NAV per share is also reduced so that the Protected NAV per share is the same relative to the post-distribution NAV per share of $11.00 as it was to the pre-distribution NAV per share of $12.00. The Protected NAV per share of $10.00 was 83.3% of the pre-distribution NAV per share of $12.00 per share and the post-distribution Protected NAV per share is adjusted to $9.17, which is 83.3% of the post-distribution NAV per share. Additional information regarding how the Protected NAV per share is adjusted following a distribution is included in Appendix A. The reduction for extraordinary expenses and extraordinary items from the NAV would have a similar result.

In general, protection for the Fund means, as the NAV per share for a share class rises, the Protected NAV also rises and becomes the new Protected NAV regardless of whether the share class’ NAV per share subsequently declines or fails to achieve a new high threshold. However, as a share class’ NAV declines towards the Protected NAV, more of the Fund’s assets will be comprised of cash and other investments, called the “Protection Component,” as further described below.

In order to minimize the effect of equity market volatility on the NAV per share for a share class, the Fund allocates its portfolio assets between two investment components. Through its first component, the “Equity Component,” the Fund seeks to achieve growth of capital by investing primarily in common stocks selected for their growth potential. Although the Fund may invest in companies of any size, it generally invests in larger, more established companies. The Equity Component may also consist of derivatives such as options and futures. Through its second component, the “Protection Component,” the Fund seeks to limit downside risk by investing in cash and other investments including, but not limited to, money market

3 ï Janus Protected Series – Growth

instruments, U.S. Treasuries, and other equity market risk reducing instruments, such as short index futures. Due to equity market conditions and the Fund’s overall risk profile, the amount of Fund assets allocated to the Protection Component may, at times, be significant. The Fund’s allocation between the Equity Component and the Protection Component will vary over time. Up to 100% of assets may be allocated to either component.

The portfolio manager applies a “bottom up” approach in choosing common stock investments for the Equity Component. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund’s investment policies. As part of the Equity Component, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.

As noted above, the Fund may also invest the assets of either component in derivatives, which are instruments that have a value derived from an underlying asset, such as stocks, bonds, commodities, currencies, interest rates, or market indices, as substitutes for securities in which the Fund invests. The Fund may invest in derivative instruments (by taking long and/or short positions) including, but not limited to, futures and over-the-counter and exchange-traded put or call options for various purposes, including hedging, to increase or decrease the Fund’s exposure to a particular market, to manage or adjust the risk profile of the Fund related to an investment or currency exposure, and to earn income and enhance returns. The Fund’s exposure to derivatives will vary, is not limited to those derivatives listed, and could be significant at times.

In an effort to protect against significant downward movement of the NAV per share for a share class, the Fund has entered into a Capital Protection Agreement with BNP Paribas Prime Brokerage, Inc., a U.S. registered broker-dealer and a member of FINRA (the “Capital Protection Provider”). Pursuant to the Capital Protection Agreement, under certain conditions, the Capital Protection Provider will provide capital protection to the Fund (the “Protection”) in the event that any share class’ NAV per share falls below its Protected NAV. Any one share class falling below its Protected NAV will trigger the Protection and liquidation of the Fund and each of its share classes, regardless of whether the NAV of any other share class is above its Protected NAV. The Capital Protection Provider has agreed to initially extend $1.5 billion in aggregate protection coverage to the Fund with such amount being reviewed periodically to determine whether additional coverage is necessary or available to support the Fund’s rising assets (the “Maximum Settlement Amount”). As such, under the Capital Protection Agreement, the NAV of each share class is protected to at least the Protected NAV for such share class, subject to an aggregate limit on the overall payout to the Fund of the Maximum Settlement Amount. In the event that the Protection is triggered, meaning at least one share class’ NAV is below its Protected NAV, the Capital Protection Provider is obligated to pay the Fund the “Settlement Amount,” which is the lesser of (i) the sum of the shortfall amounts per share class (the “Aggregate Shortfall Amount”) and (ii) the Maximum Settlement Amount. For each share class, the shortfall amount is calculated by first establishing, among those share classes that have a NAV below their Protected NAV, the highest percentage difference among all of those share classes between the Protected NAV per share and the then-current NAV per share, and applying that percentage to each Fund share class’ then-current NAV per share. The Aggregate Shortfall Amount is thus allocated on a pro rata basis to each share class.

In order to comply with the terms of the Capital Protection Agreement, the Fund must provide certain information to the Capital Protection Provider and the Fund’s portfolio manager is required to manage the Fund within certain risk parameters as identified on a daily basis by the Capital Protection Provider based on a risk allocation methodology. This risk allocation methodology factors in, among other things, market volatility, the Fund’s exposure to industries, sectors, or countries, and liquidity of the Fund’s holdings. In general, as equity markets are rising, the Fund’s allocation to the Equity Component will rise with a goal of taking advantage of any potential future market increase, and as equity markets are falling, the Fund’s portfolio manager will allocate more of the Fund’s assets to the Protection Component in an effort to protect the Fund from a potential ongoing decrease in the market. The Fund’s asset allocation will vary over time depending on equity market conditions and the Fund’s portfolio composition. As a result, the Fund’s allocation to each investment component could change as frequently as daily, resulting in a higher portfolio turnover rate than other mutual funds.

The Capital Protection Agreement has an initial term of 10 years and may be extended for additional 10-year terms by mutual agreement of the Fund and the Capital Protection Provider. Under certain circumstances, the Capital Protection Agreement may be terminated prior to the expiration of any effective term, which in any case would become the “Termination Date.” Only shareholders who hold their shares on such Termination Date will be covered by the Protection. In the event of such termination of the Capital Protection Agreement, the Fund will terminate and liquidate and the Capital Protection Provider will pay the Fund any amounts due related to the Protection. This Prospectus serves as advance notice to you of any such liquidation. There are limited circumstances in which the Protection also terminates on the Termination Date, meaning the

4 ï Janus Protected Series – Growth

Capital Protection Provider is not obligated to pay any amounts to the Fund even where the NAV of a share class is below its Protected NAV. These circumstances are described further below under “Principal Investment Risks” as “Capital Protection Termination Risk.”

It is important to understand that the Capital Protection Agreement is a financial product that is intended to protect the Fund against significant market declines and does not in any way constitute any form of insurance. In addition, the Capital Protection Provider is not an insurance company or an insurance provider, nor is it acting as an adviser or subadviser for the Fund.

PRINCIPAL INVESTMENT RISKS

The biggest risk is that the Fund’s returns will vary, and you could lose money, despite the Capital Protection Agreement. Common stocks tend to be more volatile than many other investment choices. Because the NAV per share for a share class is protected to at least 80%, and not 100%, of its highest attained NAV since the inception of the share class (as reduced to account for dividends, distributions, any extraordinary expenses, and certain extraordinary items), it is possible that in the event that equity markets fall, you could lose money, even if the Protection is triggered. In addition, if the Capital Protection Agreement does not work as intended or has been terminated, you could lose money. Because the Protected NAV is reduced by dividends, distributions, any extraordinary expenses, and certain extraordinary items, the amount of Protection could be less than 80% of the highest attained NAV for your class of shares, meaning the Protected NAV does not become a static number that only increases. To the extent that the protected amount owed to the Fund exceeds the Maximum Settlement Amount ($1.5 billion), neither the Fund nor Janus Capital will cover any shortfall amount, so you could lose money including amounts that would have otherwise been protected.

The Protected NAV for each share class will be posted on the Janus websites at janus.com/advisor/mutual-funds, or janus.com/allfunds for shareholders of Class D Shares. Any change to the Protected NAV will be updated within one business day. Because any one share class falling below its Protected NAV can alone trigger the Protection and liquidation of the Fund, shareholders should review the Protected NAV for each share class prior to purchasing shares of this Fund, keeping in mind that each share class has different fees and expenses that impact the NAV. Shareholders considering an investment in Class A Shares should pay particular attention to the Protected NAV of each share class as part of their investment decision given that Class A Shares have an upfront sales load that once paid, is not reimbursed when the Fund liquidates.

Allocation Risk. Because there are risk parameters within which the portfolio manager must manage the Fund’s assets in order to maintain the Protection, the Fund’s ability to take certain investment actions that the portfolio manager might otherwise take may be limited. More specifically, complying with the provisions of the Capital Protection Agreement may impact the Fund’s allocation of assets to and within the Equity Component during the life of the Fund and/or affect the portfolio manager’s ability to respond to changing equity market conditions. This could limit the Fund’s ability to capture certain market gains when the allocations are more heavily weighted to the Protection Component. Conversely, as equity markets are rising or displaying signs of relative stability, the Fund may have more of the portfolio weighted towards assets considered to have higher risk which could increase the potential for loss of return for the Fund. Generally, the risk parameters may lead the portfolio manager to take certain investment actions that he otherwise would not take when allocating the Fund’s assets between and within the Equity Component and the Protection Component. This allocation process can have an adverse effect on the performance of the Fund, especially during periods of increased equity market volatility. The risk allocation methodology is designed so that the NAV of each share class does not fall below its Protected NAV and, if successful, protection payments are not triggered. It is possible, however, that the risk allocation methodology may not work as designed or intended and may cause the Fund to trigger the Protection, resulting in the termination of the Fund. In addition, the allocation of the Fund’s assets between and within the Equity Component and the Protection Component may result in a high portfolio turnover rate and additional transaction costs, such as brokerage commissions, which can impact the Fund’s returns. Because the portfolio manager allocates the Fund’s assets between and within the Equity Component and Protection Component daily according to a risk allocation methodology, there is the risk that a sudden intraday market drop may occur before the Fund’s Equity Component exposure can be reduced. Additionally, if the Fund fails to allocate its assets according to the risk allocation methodology, the Capital Protection Provider will have the option to terminate the Capital Protection Agreement, resulting in the Fund allocating 100% of its assets solely to cash and the liquidation of the Fund. Under these circumstances, the Capital Protection Provider will pay any amounts it is obligated to pay to the Fund.

5 ï Janus Protected Series – Growth

Market Underperformance Risk. The Fund’s use of the risk allocation methodology and the resulting allocation between and within the Equity Component and the Protection Component may cause the Fund to underperform its primary benchmark and/or other similarly situated growth funds. This underperformance may be a result of the portfolio manager’s inability to reallocate Fund assets to respond to rising equity market conditions as quickly as another fund that invests primarily in equity securities. In addition, to maintain compliance with the risk parameters, the Fund may need to liquidate a position, or forego an investment that could have otherwise contributed to Fund performance. Under certain circumstances, the Capital Protection Agreement may require that all of the Fund’s assets be fully allocated to the Protection Component, thus limiting the upside potential for Fund returns during this period. The use of the risk allocation methodology may also impact the Fund’s performance in the event that it does not work as intended, potentially subjecting the Fund to additional expenses as a result of increased trading or allocating a larger portion of the Fund’s assets than necessary to either the Equity Component or Protection Component. Because the Fund may reallocate its assets between and within the Equity Component and the Protection Component as frequently as daily, the Fund’s reallocation may cause it to experience an increase in its portfolio turnover rate resulting in higher costs, which may have a negative effect on the Fund’s performance, particularly during periods of relative instability in equity markets. The Fund’s payment of the capital protection fee to the Capital Protection Provider may also result in the Fund underperforming its primary benchmark and/or other similarly situated growth funds that do not pay a protection fee.

Capital Protection Termination Risk. There is a risk that the Protection could terminate. The terms and conditions of the Capital Protection Agreement are designed to protect against certain market risks inherent in any equity investment. It does not protect against certain actions or omissions that constitute gross negligence, fraud, bad faith, willful misconduct, or a criminal act on the part of the Fund, Janus Capital or certain key employees of Janus Capital, or the Fund’s custodian, that negatively impacts a share class’ NAV. Such events will result in the termination of the Protection without any obligation by the Capital Protection Provider, and therefore by the Parent Guarantor, to make any payment to the Fund. The Fund will liquidate in these events, and shareholders will receive the then-current NAV of their share class, which could be below the Protected NAV. Neither the Fund nor Janus Capital is obligated to make any payment to the Fund or cover any shortfall. Therefore, in the event that the Protection is terminated as a result of such events, you could lose money as a result of the Fund losing the Protection under the Capital Protection Agreement, including amounts that would have otherwise been protected. This means that you could receive less than 80% of your investment.

Early Termination Events Risk. While the Capital Protection Agreement has an initial 10-year term that may be extended, there is a risk that the Capital Protection Agreement could terminate earlier under various scenarios at the option of the Capital Protection Provider, which are considered Early Termination Events. In such events, the Capital Protection Provider will be obligated to make the payment of the Settlement Amount, if due, to the Fund and the Fund will liquidate. Shareholders receive the higher of their Protected NAV or the then-current NAV for their share class, which will include any Settlement Amount due to the Fund. Examples of “Early Termination Events” include, but not are not limited to (1) if the Fund, Janus Capital, or the Fund’s custodian, fails to comply with certain terms and conditions of the Capital Protection Agreement, including the failure to reallocate Fund assets when such assets fall outside the specified risk parameters, or (2) if the aggregate value of the Fund’s shares outstanding results in the Protection exceeding the Maximum Settlement Amount. The Fund is also expected to liquidate and the Capital Protection Agreement will terminate if, pursuant to the terms of the Capital Protection Agreement, the Protection is triggered. In addition, to the extent that the introduction of laws or a change of law, in each case, not known as of the date of the Capital Protection Agreement results in a new or increased cost of capital or collateral for the Capital Protection Provider or its parent company, the Fund’s Board of Trustees will make a determination whether to approve the Fund paying such increased costs to the Capital Protection Provider or to terminate the Capital Protection Agreement. Only shareholders who hold their shares on the Termination Date are covered by the Protection. Shareholders who redeem prior to the Termination Date receive the then-current NAV which will be higher than the Protected NAV for their share class and will not include any payment of the Protection.

Maximum Settlement Amount Risk. The Capital Protection Agreement currently covers the outstanding shares of each class of shares offered by the Fund having an aggregate protected amount up to an initial value of $1.5 billion. If the Maximum Settlement Amount exceeds $1.5 billion without any additional coverage being extended to the Fund, the Capital Protection Provider will not be liable for any Settlement Amount payment in excess of $1.5 billion. None of the Fund, Janus Capital, or any affiliate thereof, will be responsible for any portion of the Settlement Amount, including any amounts which may exceed the Maximum Settlement Amount. Therefore, although the Protection applies, you could lose money to the extent the Aggregate Shortfall Amount exceeds the Maximum Settlement Amount including amounts that would have otherwise been

6 ï Janus Protected Series – Growth

protected. This means that you could receive less than 80% of your investment. In any event, as the Fund’s assets grow, the Fund intends to take such actions as may be deemed necessary, including limiting purchases, to limit the Aggregate Shortfall Amount to a level so that it does not exceed the Maximum Settlement Amount, but there is no guarantee that such efforts will be successful. There is no guarantee that the Capital Protection Provider will agree to extend coverage beyond $1.5 billion.

Liquidation Risk. Although the risk allocation methodology is designed so that the NAV of each share class does not fall below its Protected NAV, there is the possibility that the risk allocation methodology may not work as designed or redemptions, particularly a large redemption, may impact the allocation process, and the NAV of any share class falls below its Protected NAV. If this happens, it is expected that the Fund will liquidate as soon as possible following the event and receive payment of the Settlement Amount from the Capital Protection Provider. The NAV of one share class falling below its Protected NAV will result in the Protection being triggered and, as a result, the liquidation of the entire Fund, even though the NAV of one or more other share classes remains at or above its Protected NAV. Other events described in this Prospectus may, at the discretion of the Fund or Capital Protection Provider, as applicable, also terminate the Capital Protection Agreement resulting in payment of the Settlement Amount and liquidation of the Fund. In the event the Protection is triggered and the Fund begins the liquidation process, no other purchases will be permitted, and the payment of redemption proceeds will be suspended, likely from the day the Protection is triggered; shareholders will receive the higher of the then-current NAV per share or the Protected NAV per share for their share class, which will include any Settlement Amount due to the Fund. Redemptions are taxable events. This Prospectus serves as advance notice to shareholders of any rejection of purchases, suspension of the payment of redemption proceeds, and liquidation of the Fund. In the event that the Capital Protection Agreement is terminated and the Fund begins the liquidation process, Janus Capital will make such information available at janus.com/advisor/mutual-funds or janus.com/allfunds for shareholders of Class D Shares. Notice of the Fund liquidation will otherwise be made when you receive your redemption proceeds. For illustrative purposes to understand a scenario where the Protection is triggered and the Fund proceeds to liquidation, see below:

Protected NAV across all share classes is $10.00 –

•	Day 1 (Tuesday) – One share class NAV is $9.00 and each other share class’ NAV is $11.00. Purchases are rejected and the payment of redemptions is suspended as the Fund proceeds to liquidation since there is at least one share class’ NAV that is below its Protected NAV.

•	Day 7 (Monday) – Fund receives Protection payment from the Capital Protection Provider, and the Fund liquidates and terminates and pays out a $10.00 Protected NAV to the share class that had a $9.00 NAV. All other share classes are redeemed at $11.00 NAV, plus the Settlement Amount distributed pro rata to their share class.

Opportunity Cost Risk. It is possible that under the terms of the Capital Protection Agreement, the Fund’s allocation to the Equity Component could drop to a low level or be eliminated altogether, especially during periods of heightened volatility in equity markets. This would reduce the Fund’s ability to participate in upward equity market movements, and therefore, represents loss of opportunity compared to a fund that is fully invested in equity securities.

Counterparty Risk (Capital Protection Provider and its Parent Company). A shareholder’s ability to receive the Protected NAV from the Fund is dependent on the Fund’s ability to collect the Settlement Amount from the Capital Protection Provider pursuant to the terms of the Capital Protection Agreement or from the Capital Protection Provider’s parent under a separate parent guaranty. Fund transactions involving a counterparty, such as the Capital Protection Provider, are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. As such, the Fund’s ability to benefit from the Protection may depend on the Capital Protection Provider’s, as well as its parent company’s, financial condition. As an added measure of protection, BNP Paribas, the parent company of the Capital Protection Provider, has issued an absolute, irrevocable and continuing guaranty pursuant to which it guarantees any and all financial obligations of the Capital Protection Provider under the Capital Protection Agreement. There is, however, a risk that the Capital Protection Provider’s parent company may not fulfill its obligations under the guaranty it has issued.

Market Risk. The value of the Fund’s portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager’s belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies perform, the value of the Fund’s portfolio could also decrease if there are deteriorating

7 ï Janus Protected Series – Growth

economic or market conditions. The Fund’s use of the risk allocation methodology is intended to protect against significant downward movement of the NAV per share for a share class, particularly in times of heightened volatility in the equity markets, but the methodology may not protect the Fund if equity markets take a sudden and/or significant fall.

Growth Securities Risk. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. The price of a “growth” security may be impacted if the company does not realize its anticipated potential or if there is a shift in the market to favor other types of securities.

Derivatives Risk. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited.

Foreign Exposure Risk. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. The Fund’s investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

Emerging Markets Risk. The risks of foreign investing mentioned above are heightened when investing in emerging markets. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region which could have a negative impact on the Fund’s performance. Some of the risks of investing directly in foreign and emerging market securities may be reduced when the Fund invests indirectly in foreign securities through various other investment vehicles including derivatives, which also involve specialized risks.

Portfolio Turnover Risk. Increased portfolio turnover may result in higher costs, which may have a negative effect on the Fund’s performance. In addition, higher portfolio turnover may result in the acceleration of capital gains and the recognition of greater levels of short-term capital gains, which are taxed at ordinary federal income tax rates when distributed to shareholders. The risk allocation methodology utilized by the Fund may increase the level of portfolio turnover.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The Fund does not have a full calendar year of operations. Performance information for certain periods will be included in the Fund’s first annual and/or semiannual report.

8 ï Janus Protected Series – Growth

MANAGEMENT

Investment Adviser: Janus Capital Management LLC

Portfolio Manager: Jonathan D. Coleman, CFA, Co-Chief Investment Officer of Janus Capital, is Executive Vice President and Portfolio Manager of the Fund, which he has managed since inception.

PURCHASE AND SALE OF FUND SHARES

Minimum Investment Requirements*

Class A Shares, Class C Shares**, Class S Shares, and Class T Shares
Non-retirement accounts	$2,500

Certain tax-deferred accounts or UGMA/UTMA accounts	$500

Class I Shares

Institutional investors (investing directly with Janus)	$1,000,000

Through an intermediary institution
• non-retirement accounts	$2,500
• certain tax-deferred accounts or UGMA/UTMA accounts	$500

*	Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs.
**	The maximum purchase in Class C Shares is $500,000 for any single purchase.

Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly by certain institutional investors. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value, including the Protected NAV. The Fund may reject purchases and suspend the payment of redemptions at its option as described in the Prospectus. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.

TAX INFORMATION

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. Ask your salesperson or visit your financial intermediary’s website for more information.

9 ï Janus Protected Series – Growth

Additional information about the Fund

INFORMATION REGARDING THE CAPITAL PROTECTION ARRANGEMENT

The Fund will continuously offer its shares unless and until the Fund’s Board of Trustees determines that it is in the best interest of the Fund and its shareholders to discontinue sales, or until the Capital Protection Agreement is terminated pursuant to its terms (as defined above, the “Termination Date”).

Capital Protection Agreement
The Fund has entered into a Capital Protection Agreement with BNP Paribas Prime Brokerage, Inc., the Capital Protection Provider, pursuant to which the Capital Protection Provider will provide capital protection, initially up to $1.5 billion, to protect against a decrease in the Protected NAV of each share class so long as the terms and conditions of the Capital Protection Agreement are satisfied. BNP Paribas Prime Brokerage, Inc. is a U.S. registered broker-dealer and a member of FINRA.

BNP Paribas, the parent company of the Capital Protection Provider (the “Parent Guarantor”), has issued an irrevocable guaranty (the “Parent Guaranty”) pursuant to which the Parent Guarantor guarantees any and all financial obligations of the Capital Protection Provider under the Capital Protection Agreement. The Parent Guarantor’s guaranty is not an obligation of, or guaranteed by, any affiliate of the Parent Guarantor or other bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency. Under the Parent Guaranty, the Parent Guarantor can assert the same defenses, rights, set offs, or counterclaims as the Capital Protection Provider would have under the Capital Protection Agreement.

The Capital Protection Agreement provides the Fund a certain level of protection subject to the terms and conditions of the agreement. For example, and as described further below, the portfolio manager must manage the Fund’s assets within risk parameters identified by the Capital Protection Provider based on a risk allocation methodology. In addition, the Capital Protection Agreement imposes very specific reporting and monitoring obligations on the Fund, on Janus Capital, and indirectly on the Fund’s custodian. While in some instances the parties will be afforded some opportunity to remedy certain breaches, failure to do so within specified cure periods could result in the termination of the Capital Protection Agreement at the option of the Capital Protection Provider. In the event of termination of the Capital Protection Agreement, the Capital Protection Provider is obligated to pay any Settlement Amount due to the Fund as of the Termination Date. However, the Protection will terminate without any obligation by the Capital Protection Provider to make any payment to the Fund if the termination of the Capital Protection Agreement results from acts or omissions of the Fund, Janus Capital or certain key employees of Janus Capital, or the Fund’s custodian that constitute gross negligence, fraud, bad faith, willful misconduct, or a criminal act that negatively impacts a share class’ NAV. The Fund has delegated to Janus Capital the responsibility for developing internal procedures to ensure compliance with the terms of the Capital Protection Agreement; however, there is no assurance that such procedures will be successful.

As outlined in the Capital Protection Agreement, there are numerous events that can cause the Capital Protection Agreement to terminate, as described further below. In the event of such termination of the Capital Protection Agreement and the subsequent liquidation of the Fund, if a share class’ NAV falls below its Protected NAV, the Capital Protection Provider will make a payment to the Fund equal to the Settlement Amount which is the lesser of (i) the Aggregate Shortfall Amount and (ii) the Maximum Settlement Amount. The Capital Protection Provider’s obligations to the Fund are subject to all of the terms, conditions, and limitations of the Capital Protection Agreement and terminate upon the satisfaction of any settlement owed pursuant to the agreement.

It is important to understand that the Capital Protection Agreement is an agreement between the Fund and the Capital Protection Provider and, for this reason, as a shareholder, you do not have any direct rights or claims against the Capital Protection Provider, the Parent Guarantor, or Janus Capital under the Capital Protection Agreement in the event that the Capital Protection Provider fails to perform its obligations under the agreement. The Settlement Amount under the Capital Protection Agreement is owed directly to the Fund and not the Fund’s shareholders. Therefore, as a shareholder you will not have any action against or recourse to the Capital Protection Provider under the Capital Protection Agreement. Further, no shareholder will have any right to receive payment, or any other rights whatsoever, under the Capital Protection Agreement. Furthermore, Janus Capital does not guarantee and will not indemnify the Fund or its shareholders against any default, including default of any party to the Capital Protection Agreement and/or any third party service provider. Neither the Fund nor Janus Capital will cover any Settlement Amount not paid by the Capital Protection Provider.

To the extent that the introduction of laws or a change of law, in each case, not known as of the date of the Capital Protection Agreement result in a new or increased cost of capital or collateral for the Capital Protection Provider or the Parent

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Guarantor, the Fund’s Board of Trustees will make a determination whether to approve the Fund paying such increased costs to the Capital Protection Provider or to terminate the Capital Protection Agreement. Such payment of increased costs by the Fund may increase the Fund’s total expense ratio and have a negative impact on performance.

Changes to the Capital Protection Agreement may be made by the Fund’s Board of Trustees without shareholder approval, even to the extent such changes could have a direct or indirect impact on a shareholder’s investment in the Fund. Shareholders will be provided 60 days prior written notice for any changes to the Capital Protection Agreement deemed to be material by the Fund’s Board of Trustees.

The Capital Protection Agreement is a financial product that is intended to protect the Fund against significant market declines and does not in any way constitute any form of insurance. In addition, neither the Capital Protection Provider nor the Parent Guarantor is an insurance company or an insurance provider. Nor is the Capital Protection Provider, the Parent Guarantor, or any of their affiliates acting as an investment adviser or subadviser to the Fund.

The Capital Protection Provider, the Parent Guarantor, or any of their affiliates, have not participated in the organization of the Fund and make no representations regarding the advisability of investing in the Fund.

Duration of the Capital Protection Agreement
The Capital Protection Agreement has an initial term of 10 years, but may be terminated under certain circumstances prior to the expiration of that term as described below. Following the initial 10-year term, the Capital Protection Agreement may be extended at the request of the Fund and with the agreement of the Capital Protection Provider for additional 10-year terms. There is no requirement that the Capital Protection Provider agree to the Fund’s request for an extension. Shareholders will be provided 60 days prior written notice of the termination of the Capital Protection Agreement in the event it is not extended past the initial 10-year term.

Protected NAV
The Protected NAV for each share class is determined based on the highest NAV attained by that share class since its commencement of operations and is determined as of the close of the regular trading session of the New York Stock Exchange (normally 4:00 p.m. New York time) on each day that the New York Stock Exchange is open for trading (the “NAV Calculation Date”). It is important to understand that the Protected NAV is not the amount you paid for your Shares. Once a Protected NAV is established for a share class, it is reduced to account for any dividends, distributions, any extraordinary expenses, and certain extraordinary items. “Extraordinary expenses” include (i) all costs of defending or prosecuting any claim or litigation to which the Fund is a party; (ii) any amount in judgment or settlement or indemnification expenses incurred by the Fund; (iii) any other non-recurring or non-operating expenses; (iv) any payment by the Fund of any liability, expense, or fee of another series of the Trust; and (v) any income taxes. “Extraordinary items” include, but are not limited to, reductions in the Protected NAV resulting from (i) a pricing or trading error; (ii) the bankruptcy, insolvency, reorganization, or default of a contractual counterparty of the Fund, including counterparties to derivatives transactions, and entities that hold cash or other assets of the Fund; and (iii) any realized or unrealized losses on any investments of the Fund in money market funds.

Because the Protected NAV is protection of at least 80% of the highest attained NAV per share for each share class, as adjusted, it is possible that you could lose money; however, the risk allocation methodology is designed so that a shareholder’s initial NAV per share is protected to at least 80% of its value, reduced for dividends, distributions, any extraordinary expenses, and certain extraordinary items. Depending upon when a shareholder invests, the amount of protection may exceed 80% of the shareholder’s initial NAV per share as such protection is based on the highest attained share class NAV of such share class since inception. Only shareholders who hold their shares on the Termination Date are entitled to receive the Protected NAV. The table below is a hypothetical demonstration of how the Protected NAV works (assuming no reduction for dividends, distributions, any extraordinary expenses, and certain extraordinary items, as defined under the Capital Protection Agreement, which, if included, would result in a reduction in the Protected NAV). The information is provided for demonstrative purposes only and does not represent past or future performance of the Fund. Please refer to Appendix A for additional examples of how the Protected NAV is determined and how reductions will affect the Protected NAV.

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	Net Asset Value ($)		Protected Net Asset Value ($)
Day 1	10.00		8.00

Day 2	9.90	â	8.00	=

Day 3	10.25	á	8.20	á

Day 4	9.80	â	8.20	=

Day 5	9.60	â	8.20	=

Day 6	9.90	á	8.20	=

Day 7	10.10	á	8.20	=

Day 8	10.40	á	8.32	á

Day 9	10.50	á	8.40	á

Day 10	10.30	â	8.40	=

The Protected NAV for each share class will be posted on the Janus website at janus.com/advisor/mutual-funds, or janus.com/allfunds for shareholders of Class D Shares. Any change to the Protected NAV will be updated within one business day. Because any one share class falling below its Protected NAV can alone trigger the Protection and liquidation of the Fund, shareholders should review the Protected NAV for each share class prior to purchasing shares of this Fund, keeping in mind that each share class has different fees and expenses that impact the NAV and, for Class A Shares, there is an upfront sales load that once paid, is not reimbursed.

As a shareholder, your minimum protected investment amount is based on the number of shares you own, multiplied by the Protected NAV per share for your class of shares on the Termination Date (the “Protected Amount”). Because the Settlement Amount is calculated based on the share class with the largest shortfall amount, your NAV as of the Termination Date may include a pro rata distribution of the Settlement Amount to all share classes. Because the commitments of the Capital Protection Provider are conditional and limited, there is a possibility that you will not receive your full Protected Amount. Please refer to Appendix A for examples of how Protected Amounts are calculated. In the event that you redeem your Shares prior to the Termination Date, you will receive the then-current NAV per share for your share class, which will be higher than the Protected NAV for your share class but will not include any payment of the Protection.

Maximum Protected Amount
The Capital Protection Agreement currently covers outstanding shares of each class of shares offered by the Fund having an aggregate protected amount (the “Aggregate Protected Amount”) of up to $1.5 billion. If the Aggregate Protected Amount of the Fund exceeds $1.5 billion (the “Maximum Settlement Amount”) without any additional coverage being extended to the Fund, the Capital Protection Provider will have the option to terminate the Capital Protection Agreement. In any event, as the Fund’s assets grow, the Fund intends to take such actions as may be deemed necessary, including limiting purchases, to limit the Aggregate Protected Amount to a level that does not to exceed the Maximum Settlement Amount, but there is no guarantee that such efforts will be successful. To the extent that the Aggregate Protected Amount exceeds the Maximum Settlement Amount, neither the Fund nor Janus Capital is obligated to make any payment to the Fund, or to cover any shortfall.

Maximum Settlement Amount
The Capital Protection Provider’s obligation to pay the Settlement Amount is limited to the Maximum Settlement Amount of $1.5 billion as of the date of this Prospectus. If the Aggregate Protected Amount exceeds $1.5 billion without any additional coverage being extended to the Fund, the Capital Protection Provider will not be liable for any Settlement Amount payment in excess of $1.5 billion and may determine to terminate the Capital Protection Agreement. None of the Fund, Janus Capital, or any affiliate thereof, will be responsible for any portion of the Settlement Amount, including any amounts which may exceed the Maximum Settlement Amount. Therefore, even when the Protection applies, you could lose money. The Fund intends to monitor for this scenario and take such actions as may be deemed necessary, including limiting purchases, to limit the Aggregate Protected Amount so that it does not exceed the Maximum Settlement Amount, but there is no guarantee that such efforts will be successful. The Maximum Settlement Amount may be increased at the discretion of the Capital Protection Provider. While the Maximum Settlement Amount is reviewed periodically to determine whether additional coverage is necessary to protect the Fund’s rising assets, the Capital Protection Provider is not obligated to extend additional coverage to the Fund. In the event that the Capital Protection Provider determines not to increase the Maximum Settlement Amount to

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meet the projected needs of the Fund, the Fund’s Board of Trustees may authorize the Fund to enter into an additional protection agreement with a separate protection provider (which may involve higher fees) or the Fund may be liquidated.

Settlement Amount
Pursuant to the Capital Protection Agreement, in the event that the Protection is triggered, meaning at least one share class’ NAV is below its Protected NAV, the Capital Protection Provider is obligated to pay the Fund the “Settlement Amount,” which is the lesser of (i) the sum of the shortfall amounts per share class (the “Aggregate Shortfall Amount”) and (ii) the Maximum Settlement Amount. For each share class, the shortfall amount is calculated by first establishing, among those share classes that have a NAV below their Protected NAV, the highest percentage difference among all of those share classes between the Protected NAV per share and the current NAV per share, and applying that percentage to each Fund share class’ current NAV per share. The Aggregate Shortfall Amount is thus allocated on a pro rata basis to each share class. As discussed above, the obligations of the Capital Protection Provider are subject to the Fund, Janus Capital, certain key employees of Janus Capital, and the Fund’s custodian complying with the terms, conditions, and limitations as outlined in the Capital Protection Agreement and, upon the occurrence of certain events as described below, such obligations may terminate without the benefit of the Protection.

Under the terms of the Capital Protection Agreement, the Settlement Amount is due from the Capital Protection Provider within three business days after the termination of the agreement, unless there is a “market disruption event” on such business day which may include a trading disruption such as the suspension of trading of various securities, an exchange disruption or, in certain situations, the early closing of an exchange. In such event, the date the Settlement Amount is due and payable will change. The Settlement Amount is generally based on the value of the Fund’s shares on the first business day after the Termination Date, however, a market disruption event could move the valuation date of the shares. If a market disruption event lasts longer than 14 days, the amount a shareholder will collect per share may be less than the Protected NAV for that share class. In addition, the Settlement Amount is determined based on reporting provided by Janus Capital to the Capital Protection Provider which can be disputed by the Capital Protection Provider.

Investment Restrictions
The Fund is subject to conditions within the Capital Protection Agreement that require Janus Capital to provide certain information to the Capital Protection Provider on a daily basis and to comply with certain investment parameters based on the risk allocation methodology when making investment allocation decisions for the Fund. These investment parameters are designed to reduce, but not to eliminate, the risk that the Fund’s assets will be insufficient to permit the Fund to redeem shares at not less than the Protected NAV of a share class on any given day. Specifically, within the parameters of the Fund’s investment strategies, the Fund’s portfolio manager makes investment allocation decisions based on risk parameters identified by the Capital Protection Provider on a daily basis that could limit the amount of the Fund’s assets allocated to the Equity Component. The investment risk parameters are calculated using a methodology that takes into consideration the Fund’s valuation and portfolio holdings information provided by Janus Capital to determine whether the Fund’s assets should be reallocated in order to reduce the Fund’s risk profile. The Fund’s portfolio manager will then determine how to allocate the Fund’s assets between and within the Equity Component and the Protection Component. It is possible that based on equity market conditions and the impact of market conditions on the Fund’s NAV, in order to avoid the termination of the Capital Protection Agreement, the Fund will allocate up to 100% of its assets to the Protection Component or solely to cash and/or cash equivalents, and possibly for an extended period of time, thereby limiting the Fund’s ability to participate in any upward equity market shift. As a result, the Capital Protection Agreement could limit the portfolio manager’s ability to respond to changing equity market conditions. It is important to understand that while the Capital Protection Provider is providing the investment risk parameters based on a risk allocation methodology, the Fund’s portfolio manager determines what investments he believes are appropriate for each component. The percentage of Fund assets that are allocated between the Equity Component and the Protection Component will be available on a monthly basis with a 15-day lag at janus.com/advisor/mutual-funds.

If the Fund, Janus Capital, or the Fund’s custodian fails to provide the required information to the Capital Protection Provider, if the Fund fails to reallocate its assets when its investments fall outside of the prescribed investment parameters, or if Janus Capital does not comply with any other requirements in the Capital Protection Agreement and is unable to remedy such deficiency within a specified period, if any, the Capital Protection Provider has the option to terminate the Capital Protection Agreement (as described further below). Under these circumstances, if the Capital Protection Provider terminates the Capital Protection Agreement, the Fund will liquidate and any Settlement Amount will be determined and paid by the

13 ï Janus Investment Fund

Capital Protection Provider to the Fund. After payment, the Capital Protection Provider will have no further liability to the Fund under the agreement.

In the event that the Fund’s assets are 100% allocated to the Protection Component or solely to cash and/or cash equivalents for an extended period of time, the Fund’s Board of Trustees may close the Fund to new investments and consider whether any other action is appropriate, including liquidating the Fund or waiving Fund fees.

It is important to understand that the Fund’s use of the risk allocation methodology and the resulting allocation between and within the Equity Component and the Protection Component may cause the Fund to underperform its primary benchmark and/or other similarly situated growth funds. This underperformance may be a result of the portfolio manager’s inability to reallocate Fund assets to respond to rising equity market conditions as quickly as another fund that invests primarily in equity securities. In addition, to maintain compliance with the risk parameters, the Fund may need to liquidate a position to comply with the terms of the Capital Protection Agreement, or forego an investment that could have otherwise contributed to Fund performance. Under certain circumstances, the Capital Protection Agreement may require that all of the Fund’s assets be fully allocated solely to cash and/or cash equivalents, thus limiting the upside potential for Fund returns during this period. The use of the risk allocation methodology may also impact the Fund’s performance in the event that it does not work as intended, potentially subjecting the Fund to additional expenses as a result of increased trading or allocating a larger portion of the Fund’s assets to either the Equity Component or the Protection Component than necessary based on equity market conditions. Because the Fund may reallocate its assets between and within the Equity Component and the Protection Component as frequently as daily, the Fund’s reallocation may cause it to experience an increase in its portfolio turnover rate resulting in higher costs, which may have a negative effect on the Fund’s performance, particularly during periods of relative instability in equity markets. The Fund’s payment of the capital protection fee paid to the Capital Protection Provider may also result in the Fund underperforming its primary benchmark and/or other similarly situated growth funds that do not pay a protection fee.

Termination Events
The Capital Protection Agreement has an initial term of 10 years and may be extended for additional 10-year terms by mutual agreement between the Fund and the Capital Protection Provider. Under certain circumstances, the Capital Protection Agreement may be terminated prior to the expiration of any effective term, as discussed in further detail below, which in any case would become the Termination Date. This Prospectus serves as advance notice of any such liquidation.

•	Termination by the Capital Protection Provider with Protection in Place: The Capital Protection Agreement contains numerous covenants of the Fund and obligations of Janus Capital. Any failure of the Fund, Janus Capital, or the Fund’s custodian to comply with the obligations of the Capital Protection Agreement after the expiration of any applicable remedy period will permit the Capital Protection Provider to terminate the Capital Protection Agreement. In addition, if the NAV of one or more share classes falls below their respective corresponding Protected NAV, the Settlement Amount will be due under the agreement by the Capital Protection Provider and the Capital Protection Agreement will be terminated. There are other events that will also permit the Capital Protection Provider to terminate the Capital Protection Agreement including, but not limited to: (i) any failure of the Fund to comply with the Capital Protection Agreement and applicable law; (ii) any change in the Fund’s investment adviser, portfolio manager, or custodian, and the replacement is not acceptable to the Capital Protection Provider; (iii) a material regulatory event or litigation event with respect to the Fund or Janus Capital; (iv) a failure to pay the capital protection fee or any other obligated payments when due; (v) the failure to meet the requirements for continuous reporting; (vi) unresolved disputes involving reporting requirements between the Capital Protection Provider and Janus Capital, and calculation of any share class’ NAV; (vii) suspension of the publication of the calculation of a share class’ NAV per share; and (viii) the Aggregate Protected Amount exceeds the Maximum Settlement Amount. If the Capital Protection Agreement terminates as a result of any of these instances, any Settlement Amount due under the agreement shall be paid by the Capital Protection Provider. Following the termination of the Capital Protection Agreement and the satisfaction of any Settlement Amount by the Capital Protection Provider, the Capital Protection Provider owes no further duties to the Fund under the Capital Protection Agreement. In the event that any of the foregoing termination events, or any other termination events under the Capital Protection Agreement but not otherwise identified herein occur, it is expected that the Fund will terminate and follow an orderly liquidation process. See Appendix B and the Statement of Additional Information for a list of events that could result in termination of the Capital Protection Agreement, but not a termination of the Capital Protection Provider’s obligation to pay the Settlement Amount due under the agreement.

14 ï Janus Investment Fund

Although Janus Capital intends to meet all obligations under the Capital Protection Agreement, a failure to fully comply with the terms of the agreement would provide the Capital Protection Provider with the option to terminate the Capital Protection Agreement, resulting in the liquidation of the Fund. In such case, shareholders will receive the higher of the then-current NAV per share or the Protected NAV per share for their share class, each of which will include any Settlement Amount due to the Fund. The Settlement Amount payable by the Capital Protection Provider is limited to the Maximum Settlement Amount.

•	Termination by the Capital Protection Provider with NO Protection in Place: If an action or omission on the part of the Fund, Janus Capital or certain key employees of Janus Capital, or the Fund’s custodian is deemed to constitute gross negligence, bad faith, willful misconduct, fraud, or criminal acts which in the Capital Protection Provider’s reasonable judgment materially affects the NAV of any share class of the Fund, the Capital Protection Agreement will terminate and the Protection will be terminated. As a result, the Capital Protection Provider, and therefore the Parent Guarantor, will have no payment obligation to the Fund under the Capital Protection Agreement. The foregoing events are the only contractual events that terminate both the Capital Protection Agreement and the obligation for the Capital Protection Provider to pay the Settlement Amount. Upon the occurrence of any such event, the Fund will be liquidated and shareholders will not receive the Protected NAV but will instead receive the Fund’s then-current NAV at the time their shares are redeemed, which may be lower than the Protected NAV and lower than the price per share of the shareholder’s initial investment. It is important to understand that if an event occurs that results in the termination of the Protection and the Fund is subsequently liquidated, none of the Fund, Janus Capital, or any affiliate thereof, will be responsible for any shortfall between the then-current NAV of any share class and the corresponding Protected NAV. The Capital Protection Provider does not have the right to terminate the Fund, however, and the Fund may, at the discretion of the Fund’s Board of Trustees, continue operations under a new agreement with a different capital protection provider.

•	Termination by the Fund: At the election of the Fund, the Capital Protection Agreement may be terminated upon the occurrence of: (i) an act of bankruptcy, insolvency or reorganization with respect to the Capital Protection Provider or the Parent Guarantor; (ii) a failure by the Parent Guarantor to maintain a specific debt rating; (iii) the Parent Guaranty terminates or is determined to be invalid or unenforceable; (iv) a material regulatory event or litigation event with respect to the Capital Protection Provider or the Parent Guarantor that may affect their respective abilities to perform their obligations under any agreement applicable to the Fund; (v) a material breach of the Capital Protection Agreement by the Capital Protection Provider; or (vi) the determination by the Fund’s Board of Trustees that it is in the best interest of the Fund to terminate the Capital Protection Agreement or to liquidate the Fund. The Protection applies through the Termination Date. Upon the termination of the Capital Protection Agreement under the circumstances described in this paragraph, it is expected that the Fund will follow an orderly liquidation process. In addition, following the termination of the Capital Protection Agreement, the liability of the Capital Protection Provider will be determined and any Settlement Amount will be paid following which the Capital Protection Provider will owe no further duties to the Fund under the Capital Protection Agreement.

Please refer to Appendix B and the Fund’s Statement of Additional Information for additional information relating to the events that would allow the Capital Protection Provider to terminate the Capital Protection Agreement or force the Fund into a portfolio consisting of 100% cash and/or cash equivalents under the Capital Protection Agreement.

In each termination event discussed above, the Fund’s Board of Trustees may consider replacing the Capital Protection Provider, rather than liquidating the Fund in the event the Capital Protection Agreement is terminated. There is no guarantee that the Trustees would be able to locate a suitable replacement for the Capital Protection Provider, or if such an entity could be found, that a replacement agreement could be consummated under substantially the same terms and conditions as the Capital Protection Agreement. In this event, the Fund will be liquidated.

FEES AND EXPENSES

Please refer to the following important information when reviewing the “Fees and Expenses of the Fund” table in the Fund Summary of the Prospectus. The fees and expenses shown for Janus Protected Series – Growth reflect estimated annualized expenses that the Shares expect to incur during the Fund’s initial fiscal year.

•	“Shareholder Fees” are fees paid directly from your investment and may include sales loads.

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•	“Annual Fund Operating Expenses” are paid out of the Fund’s assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the Example in the Fund Summary shows, these costs are borne indirectly by all shareholders.

•	The “Management Fee” is the investment advisory fee rate paid by the Fund to Janus Capital. Refer to “Management Expenses” in this Prospectus for additional information with further description in the Statement of Additional Information (“SAI”).

•	“Distribution/Service (12b-1) Fees.” Because 12b-1 fees are charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. Distribution/Service (12b-1) Fees include a shareholder servicing fee of up to 0.25% for Class C Shares.

•	A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. The contingent deferred sales charge is not reflected in the Example in the Fund Summary.

•	A contingent deferred sales charge of 1.00% applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors, as described in the Shareholder’s Guide.

•	“Other Expenses” include the fee paid to the Capital Protection Provider. Because the fee is based on the aggregate protected assets of the Fund, it can fluctuate between 0.60% and 0.75%. “Other Expenses” for Class A Shares, Class C Shares, and Class I Shares may include administrative fees charged by intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Fund. “Other Expenses” for Class S Shares and Class T Shares include an administrative services fee of 0.25% of the average daily net assets of each class to compensate Janus Services LLC for providing, or arranging for the provision of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of retirement plan participants, pension plan participants, or other underlying investors investing through institutional channels. “Other Expenses” may also include acquired fund fees and expenses (indirect expenses the Fund may incur as a result of investing in the shares of an underlying fund), which are currently estimated to be less than 0.01%. “Acquired Fund” refers to any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period.

•	Janus Capital has contractually agreed until at least February 1, 2013 to waive the Fund’s “Total Annual Fund Operating Expenses” to 1.53%, which reflects the inclusion of the Capital Protection Fee at a maximum annual rate of 0.75%. Because the Capital Protection Fee is based on the aggregate protected assets of the Fund rather than on the Fund’s total net assets, it can fluctuate between 0.60% and 0.75%, thereby resulting in the expense limit fluctuating between 1.38% and 1.53%. The expense limit is described in the “Management Expenses” section of this Prospectus.

•	All expenses in the Fund’s “Fees and Expenses of the Fund” table are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

ADDITIONAL INVESTMENT STRATEGIES AND GENERAL PORTFOLIO POLICIES

The Fund’s Board of Trustees may change the Fund’s investment objective, risk allocation methodology, or non-fundamental principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any such change to the Fund’s objective or principal investment strategies it considers material. If there is a material change to the Fund’s objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

Unless otherwise stated, the following additional investment strategies and general policies apply to the Fund, can be applied to either the Equity Component or the Protection Component, and provide further information including, but not limited to, the types of securities the Fund may invest in when implementing its investment objective. Some of these strategies and policies may be part of a principal strategy. Other strategies and policies may be utilized to a lesser extent. Except for the Fund’s policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for

16 ï Janus Investment Fund

example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities except to meet the requirements of the risk allocation methodology under the Capital Protection Agreement. Changes to the portfolio relating to the allocation between and within the Equity Component and the Protection Component may impact the use of these investment strategies and policies. In addition, the investments that are eligible as investments in the Protection Component can be amended from time to time.

Cash Position
Notwithstanding the Fund’s investments in the Protection Component of its principal investment strategy, the Fund may also increase its cash position when the portfolio manager believes that market conditions are unfavorable for profitable investing, or when he is otherwise unable to locate attractive investment opportunities. In this case, the Fund’s allocation to cash or similar investments is residual and represents the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund’s investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent the Fund invests its uninvested cash through a sweep program (meaning its cash position is pooled with uninvested cash of other funds and invested in certain securities such as repurchase agreements), it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash which may result in delays in redeeming Fund shares if the Fund is in the process of liquidation.

The Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances to meet unusually large redemptions. The Fund’s cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.

Common Stock
As part of the risk allocation methodology, the Fund’s Equity Component is likely to be comprised of common stocks. The portfolio manager generally takes a “bottom up” approach to selecting companies in which to invest. This means that he seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Fund may sell a holding if, among other things, the security reaches the portfolio manager’s price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio manager finds a better investment opportunity. The Fund may also sell a holding to bring the Fund’s risk profile in line with the risk parameters provided by the risk allocation methodology or to meet redemptions.

Foreign Securities
The portfolio manager seeks investments that meet the selection criteria, regardless of where an issuer or company is located. Foreign securities are generally selected on a security-by-security basis without regard to any predetermined allocation among countries or geographic regions. However, based on the risk parameters set forth by the risk allocation methodology, certain factors, such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest, and the Fund may at times have significant foreign exposure, including exposure in emerging markets.

Emerging Markets
The Fund may invest in securities of issuers or companies from one or more “developing countries” or “emerging markets.” Under the Capital Protection Agreement, such countries include, but might not be limited to, Brazil, China, Hong Kong, Israel, Mexico, New Zealand, Singapore, South Korea, Russia, Turkey, Hungary, Vietnam, or South Africa. Countries that are considered “emerging markets” may change at any time without prior notice to shareholders. A summary of the Fund’s investments by country is contained in the Fund’s shareholder reports and in the Fund’s Form N-Q reports, which are filed with the Securities and Exchange Commission when available.

Illiquid Investments
Although the Fund intends to invest in liquid securities, it may hold up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of

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Securities and Exchange Commission regulations (these are known as “restricted securities”). Under procedures adopted by the Fund’s Board of Trustees, certain restricted securities that are determined to be liquid will not be counted toward this 15% limit.

Portfolio Turnover
The risk allocation methodology utilized by the Fund seeks to allocate the Fund’s assets between and within the Equity Component and the Protection Component in a manner designed to minimize the effect of equity market volatility on the Fund. As a result, and as market conditions change, the risk parameters within which the portfolio manager must manage the Fund will vary over time; therefore, the Fund’s allocation to each investment component could change as frequently as daily, resulting in a higher portfolio turnover rate than other mutual funds. In general, however, the Fund intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term gains. Short-term transactions may also result from changes in the Fund’s risk profile, liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund’s investments, and the investment style of the portfolio manager. Changes are normally made in the Fund’s portfolio whenever the portfolio manager believes such changes are desirable, as well as in response to the risk allocation methodology. Portfolio turnover rates are generally not a factor in making buy and sell decisions. Due to the nature of the securities in which it can invest and the risk allocation methodology, the Fund may have relatively high portfolio turnover compared to other funds.

Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover also may have a negative effect on the Fund’s performance.

Short Sales
The Fund may engage in short sales. A short sale is generally a transaction in which the Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, the Fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, the Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and the Fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, the Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the Fund may be required to pay in connection with a short sale. Such payments may result in the Fund having higher expenses than a fund that does not engage in short sales and may negatively affect the Fund’s performance.

The Fund may also enter into short positions through derivative instruments such as options contracts and futures contracts which may expose the Fund to similar risks. To the extent that the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited.

Due to certain foreign countries’ restrictions, the Fund will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, the Fund’s ability to fully implement a short selling strategy that could otherwise help the Fund pursue its investment goals may be limited.

Although Janus Capital believes that its rigorous “bottom up” approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach when engaging in short sales.

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U.S. Government Securities
The Fund may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the “full faith and credit” of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Although they are high-quality, such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.

Other Types of Investments
Unless otherwise stated within its specific investment policies, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the “Glossary of Investment Terms.” These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund’s assets or reducing risk; however, they may not achieve the Fund’s investment objective. These securities and strategies may include:

•	debt securities (such as bonds, notes, and debentures)
•	exchange-traded funds
•	securities purchased on a when-issued, delayed delivery, or forward commitment basis
•	non-U.S. Government securities

ADDITIONAL RISKS OF THE FUND

The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Fund. To varying degrees, the Fund may invest in stocks, bonds, alternative strategy investments, and money market instruments or cash/cash equivalents. In addition to the principal risks of the Fund which are summarized in the Fund Summary section, the Fund may be subject to additional risks as a result of additional investment strategies and general policies that may apply to the Fund. The following information is intended to help you better understand some of the risks of investing in the Fund. The impact of the following risks on the Fund may vary depending on the Fund’s investments. The greater the Fund’s investment in a particular security, the greater the Fund’s exposure to the risks associated with that security. Further, the Fund may be subject to additional risks other than those described below because the types of investments made by the Fund can change over time. Before investing in the Fund, you should consider carefully the risks that you assume when investing in the Fund.

Credit Quality Risks. Through the Fund’s investments in fixed-income securities, the Fund is subject to the risks associated with the credit quality of the issuers of those fixed-income securities. Credit quality measures the likelihood that the issuer or borrower will meet its obligations on a bond. One of the fundamental risks is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due, or default on its obligations. Higher credit risk may negatively impact the Fund’s returns and yield. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

Many fixed-income securities receive credit ratings from services such as Standard & Poor’s, Fitch, and Moody’s. These services assign ratings to securities by assessing the likelihood of issuer default. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated instruments and securities generally pay interest at a higher rate to compensate for the associated greater risk. Interest rates can fluctuate in response to economic or market conditions which can result in fluctuation in the price of a security and impact your return and yield. If a security has not received a rating, the Fund must rely upon Janus Capital’s credit assessment, which can also impact the Fund’s return and yield. Please refer to the “Explanation of Rating Categories” section of the SAI for a description of bond rating categories.

Emerging Markets Risk. The Fund may invest in securities of issuers or companies from one or more “developing countries” or “emerging markets.” Under the Capital Protection Agreement, such countries include, but might not be limited to, Brazil,

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China, Hong Kong, Israel, Mexico, New Zealand, Singapore, South Korea, Russia, Turkey, Hungary, Vietnam, or South Africa. Countries that are considered “emerging markets” may change at any time without prior notice to shareholders. To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The price of investments in emerging markets can experience sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. The securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region which could have a negative impact on the Fund’s performance. The Fund may be subject to emerging markets risk to the extent that it invests in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets. Some of the risks of investing directly in foreign and emerging market securities may be reduced when the Fund invests indirectly in foreign securities through various other investment vehicles including derivatives, which also involve specialized risks.

Fixed-Income Securities Risk. The Fund may invest in a variety of fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Fund’s net asset value to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in the Fund having to reinvest its proceeds in lower yielding securities. Securities underlying mortgage- and asset-backed securities, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

Foreign Exposure Risks. The Fund may invest in foreign securities, including “emerging markets,” either indirectly through various derivative instruments (including, but not limited to, participatory notes, depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets. Investments in foreign securities, including securities of foreign and emerging markets governments, may involve greater risks than investing in domestic securities because the Fund’s performance may depend on factors other than the performance of a particular company. These factors include:

•	Currency Risk. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.

•	Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of the Fund’s assets from that country. In addition, the economies of emerging markets may be predominately based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

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•	Regulatory Risk. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

•	Foreign Market Risk. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. These securities markets may trade a small number of securities, may have a limited number of issuers and a high proportion of shares, or may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. It is also possible that certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements which could also have a negative effect on the Fund. Such factors may hinder the Fund’s ability to buy and sell emerging market securities in a timely manner, affecting the Fund’s investment strategies and potentially affecting the value of the Fund.

•	Geographical Investment Risk. To the extent that the Fund invests a significant portion of its assets in a particular country or geographic region, the Fund will generally have more exposure to certain risks due to possible political, economic, social, or regulatory events in that country or region. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Fund’s performance.

•	Transaction Costs. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

Growth Securities Risk. The Fund invests in companies after assessing their growth potential. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If the portfolio manager’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.

High-Yield/High-Risk Bond Risk. High-yield/high-risk bonds (or “junk” bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor’s, Fitch, and Moody’s or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

The secondary market on which high-yield securities are traded is less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Secondary markets for high-yield securities are less liquid than the market for investment grade securities; therefore, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

Please refer to the “Explanation of Rating Categories” section of the SAI for a description of bond rating categories.

Industry Risk. Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund’s investments, if any, in multiple companies in a particular industry increase the Fund’s exposure to industry risk.

Interest Rate Risk. Generally, a fixed-income security will increase in value when prevailing interest rates fall and decrease in value when prevailing interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices and floating rate debt security prices are generally less directly responsive to interest rate changes than investment

21 ï Janus Investment Fund

grade issues or comparable fixed rate securities, and may not always follow this pattern. The Fund manages interest rate risk by varying the average-weighted effective maturity of the portfolio to reflect its analysis of interest rate trends and other factors. The Fund’s average-weighted effective maturity will tend to be shorter when the portfolio manager expects interest rates to rise and longer when the portfolio manager expects interest rates to fall. The Fund may also use futures, options, and other derivatives to manage interest rate risk.

Management Risk. The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results.

Because the Fund may invest substantially all of its assets in common stocks, a main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund’s share price may also decrease.

The Fund may use short sales, futures, options, and other derivative instruments individually or in combination to “hedge” or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that the portfolio manager’s use of derivative investments will benefit the Fund. The Fund’s performance could be worse than if the Fund had not used such instruments. Use of such investments may instead increase risk to the Fund, rather than reduce risk.

The Fund’s performance may also be significantly affected, positively or negatively, by the portfolio manager’s use of certain types of investments, such as foreign (non-U.S.) securities, non-investment grade bonds (“junk bonds”), initial public offerings (“IPOs”), or securities of companies with relatively small market capitalizations. Note that the portfolio manager’s use of IPOs and other types of investments may have a magnified performance impact on the Fund due to its small asset base and the Fund may not experience similar performance as its assets grow.

Market Risk. The value of the Fund’s portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager’s belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund’s portfolio decreases, the Fund’s net asset value will also decrease, which means you may lose money. Further, the Fund’s use of the risk allocation methodology is intended to protect against significant downward movement of the NAV per share, particularly in times of heightened volatility in the equity markets but the methodology may not protect the Fund if equity markets take a sudden and/or significant fall. Because the NAV per share for a share class is protected to at least 80%, and not 100%, of its highest attained NAV since the inception of the share class (as reduced to account for dividends, distributions, any extraordinary expenses, and certain extraordinary items), it is possible that in the event that equity markets fall and the Protection is triggered, you could lose money.

It is also important to note that recent events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which

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expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these measures will not have an adverse effect on the value or marketability of securities held by the Fund, including potentially limiting or completely restricting the ability of the Fund to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known. To the extent these or other legislative or regulatory changes not known as of the Fund’s inception result in the imposition or increase in capital or collateral required by the Capital Protection Provider or the Parent Guarantor, the Fund’s Board of Trustees may approve additional costs to be paid by the Fund to continue the Capital Protection Agreement or may terminate the agreement.

Other Counterparty Risk. In addition to the counterparty risk associated with the Capital Protection Provider and Parent Guarantor, the Fund may also be exposed to counterparty risk through participation in various programs including, but not limited to, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties. Under the terms of the Capital Protection Agreement, the Protected NAV of each share class will be reduced by any reductions in the NAV per share resulting from such events as, but not limited to, (i) the bankruptcy, insolvency, reorganization or default of a contractual counterparty of the Fund, including counterparties to derivatives transactions, and entities that hold cash or other assets of the Fund; (ii) any trade or pricing error of the Fund; and (iii) any realized or unrealized losses on any investment of the Fund in money market funds.

Small- and Mid-Sized Companies Risk. The Fund’s investments in securities issued by small- and mid-sized companies, which tend to be smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. For example, while small- and mid-sized companies may realize more substantial growth than larger or more established issuers, they may also suffer more significant losses as a result of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger companies, which could have a significant adverse effect on the Fund’s returns, especially as market conditions change.

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Management of the Fund

INVESTMENT ADVISER

Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund. Janus Capital is responsible for the day-to-day management of the Fund’s investment portfolio and furnishes continuous advice and recommendations concerning the Fund’s investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of the Fund.

Janus Capital (together with its predecessors) has served as investment adviser to Janus mutual funds since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts and other unregistered products.

Janus Capital furnishes certain administrative, compliance, and accounting services for the Fund and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Fund and pays the salaries, fees, and expenses of all Fund officers (with some shared expenses with the Janus funds of compensation payable to the funds’ Chief Compliance Officer and compliance staff) and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the members of the Board of Trustees (“Trustees”) are “interested persons” of Janus Capital as that term is defined by the Investment Company Act of 1940, as amended (the “1940 Act”), therefore, none of the Trustees are paid by Janus Capital.

MANAGEMENT EXPENSES

The Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including the distribution and shareholder servicing fees (12b-1 fee), administrative services fees payable pursuant to the Transfer Agency Agreement, any other transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, the capital protection fee, and Independent Trustees’ fees and expenses. The Fund’s investment advisory fee is calculated daily and paid monthly. The Fund’s advisory agreement details the investment advisory fee and other expenses that the Fund must pay.

The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

The rate shown is a fixed rate based on the Fund’s average daily net assets.

Contractual
	Average Daily	Investment
	Net Assets	Advisory Fee (%)
Fund Name	of the Fund	(annual rate)
Janus Protected Series – Growth(1)	All Asset Levels	0.64

(1)	Janus Capital has agreed to waive the Fund’s total annual fund operating expenses (excluding the distribution and shareholder servicing fees, administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain level until at least February 1, 2013. Application of the expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the “Fees and Expenses of the Fund” table in the Fund Summary of the Prospectus, and additional information is included under “Expense Limitation” below. The waiver is not reflected in the contractual fee rate shown.

A discussion regarding the basis for the Trustees’ approval of the Fund’s investment advisory agreement will be included in the Fund’s next annual or semiannual report to shareholders, following such approval. You can request the Fund’s annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at janus.com/info.

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Expense Limitation
Janus Capital has contractually agreed to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee and the capital protection fee, but excluding the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class S Shares and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of the Fund, see the “Fees and Expenses of the Fund” table in the Fund Summary of the Prospectus. Janus Capital has agreed to continue the waiver until at least February 1, 2013.

Fund Name	Expense Limit Percentage (%)
Janus Protected Series – Growth	1.38 - 1.53*

*	Varies based on the amount of the Capital Protection Fee.

Capital Protection Arrangement
BNP Paribas Prime Brokerage, Inc., a U.S. registered broker-dealer and a member of FINRA, is the Fund’s Capital Protection Provider. Pursuant to the Capital Protection Agreement, the Capital Protection Provider has agreed to provide capital protection to protect against a decrease in the NAV per share for each share class of the Fund below 80% of the highest NAV per share for the share class attained since the inception of the share class, reduced for dividends, distributions, any extraordinary expenses, and certain extraordinary items, provided the terms and conditions of the Capital Protection Agreement are satisfied and the agreement is not otherwise void. For this capital protection, the Fund pays the Capital Protection Provider, under the Capital Protection Agreement, a fee equal to 0.75% of the Aggregate Protected Amount, which is calculated daily and paid monthly. Because the Capital Protection Fee is based on the aggregate protected assets of the Fund rather than on the Fund’s total net assets, it can fluctuate between 0.60% and 0.75%.

BNP Paribas, the Parent Guarantor and the Capital Protection Provider’s ultimate parent company, has provided an irrevocable guaranty pursuant to which it guarantees any and all financial obligations of the Capital Protection Provider to pay or deliver payment on its obligations under the Capital Protection Agreement to the extent that the Capital Protection Provider is obligated to pay. The Capital Protection Provider is a subsidiary of the Parent Guarantor and is a U.S. registered broker-dealer. Under the Parent Guaranty, the Parent Guarantor can assert the same defenses, rights, set offs, or counterclaims as the Capital Protection Provider would have under the Capital Protection Agreement.

Neither the Capital Protection Provider nor the Parent Guarantor is an insurance company or an insurance provider. Nor is the Capital Protection Provider, the Parent Guarantor, or any of their affiliates acting as an investment adviser or subadviser to the Fund. The Settlement Amount under the Capital Protection Agreement is owed directly to the Fund and not the Fund’s investors. Therefore, as a shareholder you will not have any action against or recourse to the Capital Protection Provider or the Parent Guarantor. Further, no shareholder will have any right to receive payment, or any other rights whatsoever, under the Capital Protection Agreement or the Parent Guaranty.

Neither the Capital Protection Provider, the Parent Guarantor, nor any of their affiliates, have participated in the organization of the Fund nor do they make any representations regarding the advisability of investing in the Fund.

The Capital Protection Provider’s audited Statement of Financial Condition for the fiscal year ended December 31, 2010 is included as an exhibit to the Fund’s registration statement. You may request a copy of the most recent Statement of Financial Condition of the Capital Protection Provider, free of charge, by calling Janus Capital at 1-877-335-2687.

INVESTMENT PERSONNEL

Janus Protected Series – Growth
Jonathan D. Coleman, CFA, is Co-Chief Investment Officer of Janus Capital. He is Executive Vice President and Portfolio Manager of Janus Protected Series – Growth, which he has managed since inception. Mr. Coleman is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1994 as a research analyst. Mr. Coleman holds a Bachelor’s degree in Political Economy and Spanish from Williams College, where he was a member of Phi Beta Kappa. As a Fulbright Fellow, he conducted research on economic integration in Central America. Mr. Coleman holds the Chartered Financial Analyst designation.

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Information about the portfolio manager’s compensation structure and other accounts managed is included in the SAI.

Conflicts of Interest
Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). These conflicts are directly relevant for the Fund given that the Fund’s portfolio manager also manages another Janus fund with a similar investment objective but without a Protected NAV such as that provided for the Fund under the Capital Protection Agreement. In addition, the other fund managed by the Fund’s portfolio manager has a performance-based investment advisory fee. Additionally, Janus Capital is the adviser to the Janus “funds of funds,” which are funds that invest primarily in other mutual funds managed by Janus Capital. To the extent that the Fund is an underlying fund in a Janus “fund of funds,” a potential conflict of interest arises when allocating the assets of the Janus “fund of funds” to the Fund. Purchases and redemptions of fund shares by a Janus “fund of funds” due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund’s transaction costs. Pursuant to the terms of the Capital Protection Agreement, any such taxes could have the effect of reducing the Protected NAV of each share class thereby reducing the amount of protection afforded to the Fund. In addition, large redemptions by a Janus “fund of funds” may cause a fund’s expense ratio to increase due to a resulting smaller asset base. To the extent that a Janus “fund of funds” invests in the Fund, it will be treated like any other shareholder of the Fund and will receive its proportionate share of any Settlement Amount paid to the Fund to the extent the Protection is triggered. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Fund’s SAI.

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Other information

PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought in several state and federal jurisdictions against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, two of which still remain: (i) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders against JCGI and Janus Capital (First Derivative Traders et al. v. Janus Capital Group, Inc. et al., U.S. District Court, District of Maryland, MDL 1586, formerly referred to as Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818); and (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518).

In the First Derivative Traders case (action (i) above), a Motion to Dismiss was previously granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit (“Fourth Circuit”). In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the trial court for further proceedings. In June 2010, the United States Supreme Court agreed to review the Fourth Circuit’s decision. As a result of these developments at the Supreme Court, the trial court has stayed all further proceedings until the Supreme Court rules on the matter. In the Steinberg case (action (ii) above), the trial court entered an order on January 20, 2010, granting Janus Capital’s Motion for Summary Judgment and dismissing the remaining claims asserted against the company. However, in February 2010, Plaintiffs appealed the trial court’s decision with the Fourth Circuit.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

DISTRIBUTION OF THE FUND

The Fund is distributed by Janus Distributors LLC (“Janus Distributors”), which is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.

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Distributions and taxes

DISTRIBUTIONS

To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Fund’s income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as “qualified dividend income,” which is generally subject to reduced rates of taxation. Net realized long-term capital gains, if any, are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Any distributions in excess of the Fund’s net investment income and net capital gains would be considered a nontaxable return of capital, with any amount in excess of basis treated as a gain on the disposition of the Fund. Distributions are made at the class level, so they may vary from class to class within the Fund.

Because the payment of dividends and distributions could have the effect of reducing the Fund’s NAV as a result of the reduction in the aggregate value of the Fund’s assets, any such distribution made during the term of the Capital Protection Agreement, including those made before you became a shareholder, will reduce the Protected NAV of each share class and therefore the amount of protection afforded to the Fund by the Capital Protection Provider. This means that the Protected NAV could be less than 80% of the highest previously attained NAV. Janus Capital intends to estimate dividends payable prior to any distribution date in an effort to minimize the impact of such distributions to the Protected NAV. There is no guarantee that Janus Capital will be successful in doing so. Incorrect estimates could impact the dividend calculation methodology and affect the Protected NAV per share.

Distribution Schedule
Dividends from net investment income and distributions of capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. The date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.

How Distributions Affect the Fund’s NAV
Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Fund’s daily net asset value (“NAV”). The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund’s share price was $10.00 on December 30, the Fund’s share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations. Please refer to Appendix A for additional examples of how distributions will affect the Protected NAV.

“Buying a Dividend”
If you purchase shares of the Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as “buying a dividend.” In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. You should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund without any sales charge. To receive distributions in cash, contact your financial intermediary, or a Janus representative (1-800-333-1181) if you hold Class I Shares directly with Janus. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, including the Fund’s redemption of shares made as part of liquidation of the Fund, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or

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short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

Taxes on Distributions
Distributions by the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of the Fund’s income) may be exempt from state and local taxes. The Fund’s net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although the Fund’s total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.

Distributions made by the Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.

Generally, withdrawals from qualified plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1/2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor or tax adviser.

The Fund may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

Please refer to Appendix A for additional examples of how taxes on distributions will affect the Protected NAV.

Taxation of the Fund
Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

Certain fund transactions may involve short sales, futures, options, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Fund will monitor its transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible. Certain transactions or strategies utilized by the Fund may generate nonqualified income that can impact an investor’s taxes.

The federal income tax treatment of any payment made by the Capital Protection Provider to the Fund is uncertain. The Fund intends to take the position that the right to receive a payment from the Capital Protection Provider is itself a capital asset and that in the event the Protection is triggered and cash is received by the Fund, the Protection payment will be considered a capital gain to the Fund; however, it is possible that some or all of the Protection payment could be treated as ordinary income. It is expected the Protection payment will be part of the redemption proceeds paid out to shareholders as part of the Fund liquidation. In such an event, the Protection payment would be part of the final distribution of the Fund and the shareholders will receive the full value of the Protection amount in the form of a final distribution and redemption proceeds. Any amount distributed to shareholders as a final distribution for the Fund as part of the liquidation would be taxed at the appropriate rate depending on its classification.

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The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code, including the distribution each year of all its net investment income and net capital gains. It is important that the Fund meets these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities. Any tax liability of the Fund that accrues during the term of the Capital Protection Agreement, including taxes that accrued before you became a shareholder, will reduce the Protected NAV for each share class and therefore the amount of protection afforded to the Fund by the Capital Protection Provider.

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Shareholder’s guide

The Fund offers multiple classes of shares in order to meet the needs of various types of investors.

Class A Shares and Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. Class A Shares may be offered without an initial sales charge through certain retirement platforms and through certain financial intermediary platforms, including but not limited to, fee-based broker-dealers or financial advisors, primarily on their wrap account platform(s) where such broker-dealer or financial advisor imposes additional fees for services connected to the wrap account. Class A Shares may pay up to 0.25% of net assets to financial intermediaries for the provision of distribution services and/or shareholder services on behalf of their clients. Class C Shares may pay up to 0.75% of net assets for payment to financial intermediaries for the provision of distribution services and up to 0.25% of net assets for the provision of shareholder services on behalf of their clients. In addition, the Shares may pay financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, the Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the Shares on their supermarket platforms. Class S Shares may pay up to 0.25% of net assets to financial intermediaries for the provision of distribution services and/or shareholder services and up to 0.25% of net assets for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares may pay financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients. The Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans and foundations/endowments.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, the Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the Shares on their supermarket platforms. Class T Shares may pay up to 0.25% of net assets to financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients.

The Shares are not offered directly to individual investors. Consult with your financial intermediary representative for additional information on whether the Shares are an appropriate investment choice. Certain funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment. For instructions on how to purchase, exchange, or redeem Shares, contact your financial intermediary or refer to your plan documents. For Class I Shares held directly with Janus, please contact a Janus representative at 1-800-333-1181.

With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

PRICING OF FUND SHARES

The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. The Fund’s NAV is calculated as of the close of the regular trading session of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time) each day that the NYSE is open (“business day”). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of the Fund’s holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem the Fund’s Shares.

The price you pay for purchases of Shares is the public offering price, which is the NAV next determined after your request is received in good order by the Fund or its agents, plus, for Class A Shares, any applicable initial sales charge. The price you

31 ï Janus Investment Fund

pay to sell Shares is also the NAV, although for Class A Shares and Class C Shares, a contingent deferred sales charge may be taken out of the proceeds. Only shareholders who hold their Shares on the Termination Date are covered by the Protection. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares. In order to receive a day’s price, your order must be received in good order by the Fund or its agents by the close of the regular trading session of the NYSE.

Securities held by the Fund are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Fund’s Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities. The Fund may use systematic fair valuation models provided by independent pricing services to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. The Capital Protection Agreement will be fair valued on a daily basis in accordance with the Fund’s Fair Valuation Procedures. Factors considered in determining a fair value are expected to be based on standard option pricing models which take into account, among other factors, market volatility, whether a shortfall exists or is likely to occur, and the amount and timing of any payments owed.

Due to the subjective nature of fair value pricing, the Fund’s value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of the Fund’s portfolio securities and the reflection of such change in the Fund’s NAV, as further described in the “Excessive Trading” section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as “stale pricing”). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund’s valuation of a security is different from the security’s market value, short-term arbitrage traders buying and/or selling Shares of the Fund may dilute the NAV of the Fund, which negatively impacts long-term shareholders. The Fund’s fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

CHOOSING A SHARE CLASS

Class A Shares, Class C Shares, Class S Shares, Class I Shares, and Class T Shares are offered by this Prospectus. The Fund offers multiple classes of shares in order to meet the needs of various types of investors. For more information about these classes of Shares and whether or not you are eligible to purchase these Shares, please call 1-877-335-2687.

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Each class represents an interest in the same portfolio of investments, but has different charges and expenses, allowing you to choose the class that best meets your needs. When choosing a share class, you should consider:

•	how much you plan to invest;
•	how long you expect to own the shares;
•	the expenses paid by each class; and
•	for Class A Shares and Class C Shares, whether you qualify for any reduction or waiver of any sales charges.

You should also consult your financial intermediary about which class is most suitable for you. In addition, you should consider the factors below with respect to each class of Shares:

Class A Shares
Initial sales charge on purchases	Up to 5.75%(1)
• reduction of initial sales charge for purchases of $50,000 or more
• initial sales charge waived for purchases of $1 million or more

Deferred sales charge (CDSC)	None except on certain redemptions of Shares purchased without an initial sales charge(1)

Administrative fees	Pays administrative, networking or omnibus fees to certain intermediaries

Minimum initial investment	$2,500

Maximum purchase	None

Minimum aggregate account balance	None

12b-1 fee	0.25% annual distribution/service fee

Class C Shares
Initial sales charge on purchases	None

Deferred sales charge (CDSC)	1.00% on Shares redeemed within 12 months of purchase(1)

Administrative fees	Pays administrative, networking or omnibus fees to certain intermediaries

Minimum initial investment	$2,500

Maximum purchase	$500,000

Minimum aggregate account balance	None

12b-1 fee	1.00% annual fee (up to 0.75% distribution fee and up to 0.25% shareholder servicing fee)

Class S Shares
Initial sales charge on purchases	None

Deferred sales charge (CDSC)	None

Administrative services fees	0.25%

Minimum initial investment	$2,500

Maximum purchase	None

Minimum aggregate account balance	None

12b-1 fee	0.25% annual distribution/service fee

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Class I Shares
Initial sales charge on purchases	None

Deferred sales charge (CDSC)	None

Administrative fees	Pays administrative, networking or omnibus fees to certain intermediaries

Minimum initial investment
• institutional investors (investing directly with Janus)	$1,000,000
• through an intermediary institution	$2,500

Maximum purchase	None

Minimum aggregate account balance	None

12b-1 fee	None

Class T Shares
Initial sales charge on purchases	None

Deferred sales charge (CDSC)	None

Administrative services fees	0.25%

Minimum initial investment	$2,500

Maximum purchase	None

Minimum aggregate account balance	None

12b-1 fee	None

(1)	May be waived under certain circumstances.

DISTRIBUTION, SERVICING, AND ADMINISTRATIVE FEES

Distribution and Shareholder Servicing Plans
Under separate distribution and shareholder servicing plans adopted in accordance with Rule 12b-1 under the 1940 Act for Class A Shares and Class S Shares (each a “Plan”) and Class C Shares (the “Class C Plan”), the Fund pays Janus Distributors, the Trust’s distributor, a fee for the sale and distribution and/or shareholder servicing of the Shares based on the average daily net assets of each, at the following annual rates:

Class	12b-1 Fee for the Fund
Class A Shares	0.25%

Class C Shares	1.00%	(1)

Class S Shares	0.25%

(1)	Up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder services.

Under the terms of each Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund.

Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares.

Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain some or all fees payable under each Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record.

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Because 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

Administrative Fees

Class A Shares, Class C Shares, and Class I Shares
Certain, but not all, intermediaries may charge fees for administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided by intermediaries on behalf of the shareholders of the Fund. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus. These administrative fees are paid by the Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Because the form and amount charged varies by intermediary, the amount of the administrative fee borne by the class is an average of all fees charged by intermediaries. In the event an intermediary receiving payments from Janus Services on behalf of the Fund converts from a networking structure to an omnibus account structure, or otherwise experiences increased costs, fees borne by the Shares may increase.

Class S Shares and Class T Shares
Janus Services LLC (“Janus Services”), the Trust’s transfer agent, receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class S Shares and Class T Shares of the Fund for providing, or arranging for the provision by intermediaries of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Fund. Order processing includes the submission of transactions through the NSCC or similar systems, or those processed on a manual basis with Janus. Janus Services expects to use all or a significant portion of this fee to compensate intermediaries and retirement plan service providers for providing these services to their customers who invest in the Fund. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to the Fund.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

Class A Shares and Class C Shares
From its own assets, Janus Capital or its affiliates may pay selected brokerage firms or other financial intermediaries that sell Class A and Class C Shares of the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Sales- and asset-based payments currently range up to 25 basis points on sales and up to 20 basis points on average annual net assets of shares held through the intermediary and are subject to change. Payments based on transactional charges may include the payment or reimbursement of all or a portion of “ticket charges.” Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries, including the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus Capital’s marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. Currently, these payments are limited to the top 100 distributors (measured by sales or expected sales of shares of the Janus funds). Broker-dealer firms currently receiving or expected to receive these fees are listed in the SAI.

In addition, from their own assets, Janus Capital, Janus Distributors, or their affiliates may pay fees to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via NSCC or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

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Class S Shares, Class I Shares, and Class T Shares
Janus Capital, Janus Distributors, or their affiliates may pay fees, from their own assets, to financial intermediaries for providing other marketing or distribution-related services (with the exception of Class S Shares and Class I Shares), as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via NSCC or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

All Share Classes
Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such intermediaries to raise awareness of the Fund. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

The receipt of (or prospect of receiving) payments, reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds’ shares over sales of another Janus funds’ share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary’s organization.

From time to time, certain financial intermediaries approach Janus Capital to request that Janus Capital make contributions to certain charitable organizations. In these cases, Janus Capital’s contribution may result in the financial intermediary, or its salespersons, recommending Janus funds over other mutual funds (or non-mutual fund investments).

The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Fund and, if applicable, when considering which share class of the Fund is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.

PURCHASES

With the exception of Class I Shares, purchases of Shares may generally be made only through institutional channels such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly with the Fund in certain circumstances as described in the “Minimum Investment Requirements” section. Contact your financial intermediary, a Janus representative (1-800-333-1181) if you hold Class I Shares directly with Janus, or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Fund’s behalf. As discussed under “Payments to financial intermediaries by Janus Capital or its affiliates,” Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Fund or that provide services in connection with investments in the Fund. You should consider such arrangements when evaluating any recommendation of the Fund.

The Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. In the event of liquidation of the Fund, it is expected that the Fund will reject purchases into the Fund. The Fund is not intended for excessive trading. For more information about the Fund’s policy on excessive trading, refer to “Excessive Trading.”

In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”), your financial intermediary is required to verify certain information on

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your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder’s identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary’s Anti-Money Laundering Program.

In an effort to ensure compliance with this law, Janus’ Anti-Money Laundering Program (the “Program”) provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

Minimum Investment Requirements

Class A Shares, Class C Shares, Class S Shares, and Class T Shares
The minimum investment is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information.

The maximum purchase in Class C Shares is $500,000 for any single purchase. The sales charge and expense structure of Class A Shares may be more advantageous for investors purchasing more than $500,000 of Fund shares.

Class I Shares
The minimum investment is $1 million for institutional investors investing directly with Janus. Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund. Accounts offered through an intermediary institution must meet the minimum investment requirements of $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Directors, officers, and employees of JCGI and its affiliates, as well as Trustees and officers of the Fund, may purchase Class I Shares through certain financial intermediaries’ institutional platforms. For more information about this program and eligibility requirements, please contact a Janus representative at 1-800-333-1181. Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs. For additional information, contact your intermediary, plan sponsor, administrator, or a Janus representative, as applicable.

Class A Shares, Class C Shares, Class S Shares, Class I Shares, and Class T Shares
The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. If you hold Class I Shares directly with the Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of a redemption.

The Fund reserves the right to change the amount of these minimums or maximums from time to time or to waive them in whole or in part.

Systematic Purchase Plan
You may arrange for periodic purchases by authorizing your financial intermediary (or a Janus representative, if you hold Class I Shares directly with the Fund) to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus representative for details.

Initial Sales Charge

Class A Shares
An initial sales charge may apply to your purchase of Class A Shares of the Fund based on the amount invested, as set forth in the table below. The sales charge is allocated between Janus Distributors and your financial intermediary. Sales charges, as expressed as a percentage of offering price and as a percentage of your net investment, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the net asset value of

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those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding.

	Class A Shares	Class A Shares
	Sales Charge as a	Sales Charge as a
	Percentage of	Percentage of
Amount of Purchase at Offering Price	Offering Price(1)	Net Amount Invested
Under $50,000	5.75%	6.10%

$50,000 but under $100,000	4.50%	4.71%

$100,000 but under $250,000	3.50%	3.63%

$250,000 but under $500,000	2.50%	2.56%

$500,000 but under $1,000,000	2.00%	2.04%

$1,000,000 and above	None (2)	None

(1)	Offering Price includes the initial sales charge.
(2)	A contingent deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.

For purchases of Class A Shares of $1,000,000 or greater, from its own assets, Janus Distributors may pay financial intermediaries commissions as follows:

•	1.00% on amounts from $1,000,000 to $4,000,000;
•	plus 0.50% on amounts greater than $4,000,000 to $10,000,000;
•	plus 0.25% on amounts over $10,000,000.

The purchase totals eligible for these commissions are aggregated on a rolling one year basis so that the rate payable resets to the highest rate annually.

Qualifying for a Reduction or Waiver of Class A Shares Sales Charge
You may be able to lower your Class A Shares sales charge under certain circumstances. For example, you can combine Class A Shares and Class C Shares you already own (either in this Fund or certain other Janus funds) with your current purchase of Class A Shares of the Fund and certain other Janus funds (including Class C Shares of those funds) to take advantage of the breakpoints in the sales charge schedule as set forth above. Certain circumstances under which you may combine such ownership of Shares and purchases are described below. Contact your financial intermediary for more information.

Class A Shares of the Fund may be purchased without an initial sales charge by the following persons (and their spouses and children under 21 years of age): (i) registered representatives and other employees of intermediaries that have selling agreements with Janus Distributors to sell Class A Shares; (ii) directors, officers, and employees of JCGI and its affiliates; and (iii) trustees and officers of the Trust. In addition, the initial sales charge may be waived on purchases of Class A Shares through financial intermediaries that have entered into an agreement with Janus Distributors that allows the waiver of the sales charge.

In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Fund holdings eligible to be aggregated to meet a sales charge breakpoint. These other accounts may include the accounts described under “Aggregating Accounts.” You may need to provide documents such as account statements or confirmation statements to prove that the accounts are eligible for aggregation. The Letter of Intent described below requires historical cost information in certain circumstances. You should retain records necessary to show the price you paid to purchase Fund shares, as the Fund, its agents, or your financial intermediary may not retain this information.

Right of Accumulation. You may purchase Class A Shares of the Fund at a reduced sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior day’s net asset value (net amount invested) of all Class A Shares of the Fund and of certain other classes (Class A Shares and Class C Shares of the Trust) of Janus funds then held by you, or held in accounts identified under “Aggregating Accounts,” and applying the sales charge applicable to such aggregate amount. In order for your purchases and holdings to be aggregated for purposes of qualifying for such discount, they must have been made through one financial intermediary and you must provide sufficient information

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to your financial intermediary at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Letter of Intent. You may obtain a reduced sales charge on Class A Shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A Shares (including Class A Shares in other series of the Trust) over a 13-month period. The term of the Letter of Intent will commence upon the date you sign the Letter of Intent. You must refer to such Letter when placing orders. With regard to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A Shares acquired during the term of the Letter of Intent, minus (ii) the value of any redemptions of Class A Shares made during the term of the Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. A portion of shares purchased may be held in escrow to pay for any sales charge that may be applicable. If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact your financial intermediary to obtain a Letter of Intent application.

Aggregating Accounts. To take advantage of lower Class A Shares sales charges on large purchases or through the exercise of a Letter of Intent or right of accumulation, investments made by you, your spouse, and your children under age 21 may be aggregated if made for your own account(s) and/or certain other accounts such as:

•	trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased);

•	solely controlled business accounts; and

•	single participant retirement plans.

To receive a reduced sales charge under rights of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse, and your children under age 21 have at the time of your purchase.

You may access information regarding sales loads, breakpoint discounts, and purchases of the Fund’s shares, free of charge, and in a clear and prominent format, on our website at janus.com/breakpoints, and by following the appropriate hyperlinks to the specific information.

Commission on Class C Shares
Janus Distributors may compensate your financial intermediary at the time of sale at a commission rate of 1.00% of the net asset value of the Class C Shares purchased. Service providers to qualified plans will not receive this amount if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C Shares.

EXCHANGES

Contact your financial intermediary, a Janus representative (1-800-333-1181) if you hold Class I Shares directly with the Fund, or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange from one fund to another is generally a taxable transaction (except for certain tax-deferred accounts). Only shareholders who hold their Shares on the Termination Date are covered by the Protection.

•	You may generally exchange Shares of the Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.

•	You may also exchange shares of one class for another class of shares within the same fund, provided the eligibility requirements of the class of shares to be received are met. Same-fund exchanges will only be processed in instances where there is no contingent deferred sales charge (“CDSC”) on the shares to be exchanged and no initial sales charge on the shares to be received. The Fund’s fees and expenses differ between share classes. Please read the Prospectus for the share class you are interested in prior to investing in that share class. Contact your financial intermediary or consult your plan documents for additional information.

•	You must meet the minimum investment amount for each fund.

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•	The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate your exchange privilege if you make more than one round trip in the Fund in a 90-day period and may bar future purchases in the Fund or any of the other Janus funds. The Fund will work with intermediaries to apply the Fund’s exchange limit. However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Fund’s policy on excessive trading, refer to “Excessive Trading.”

•	The Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

Waiver of Sales Charges
Class A Shares received through an exchange of Class A Shares of another fund of the Trust will not be subject to any initial sales charge of the Fund’s Class A Shares. Class A Shares or Class C Shares received through an exchange of Class A Shares or Class C Shares, respectively, of another fund of the Trust will not be subject to any applicable CDSC at the time of the exchange. Any CDSC applicable to redemptions of Class A Shares or Class C Shares will continue to be measured on the Shares received by exchange from the date of your original purchase. For more information about the CDSC, please refer to “Redemptions.” While Class C Shares do not have any front-end sales charges, their higher annual fund operating expenses mean that over time, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

REDEMPTIONS

Redemptions, like purchases, may generally be effected only through financial intermediaries, retirement platforms, and by certain direct institutional investors holding Class I Shares. Please contact your financial intermediary, a Janus representative (1-800-333-1181) if you hold Class I Shares directly with the Fund, or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.

Shares of the Fund may be redeemed on any business day on which the Fund’s NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agents. Redemption proceeds, less any applicable CDSC for Class A Shares or Class C Shares, will normally be sent the business day following receipt of the redemption order. Only shareholders who hold their Shares on the Termination Date are covered by the Protection.

The Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Fund to redeem its Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable. Additionally, the Fund may suspend the payment of redemptions at its option in order to facilitate an orderly liquidation process in the event the Capital Protection Agreement is terminated.

The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. If you hold Class I Shares directly with the Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of a redemption.

Large Shareholder Redemptions
Certain accounts or Janus affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s Shares. Redemptions by these accounts of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities, which may negatively impact the Fund’s brokerage costs.

Redemptions In-Kind
Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming

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the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash, whereas such costs are borne by the Fund for cash redemptions.

While the Fund may pay redemptions in-kind, the Fund may instead choose to raise cash to meet redemption requests through the sale of fund securities or permissible borrowings. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and may increase brokerage costs.

Systematic Withdrawal Plan

Class A Shares and Class C Shares
You may arrange for periodic redemptions of Class A Shares or Class C Shares by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Any resulting CDSC may be waived through financial intermediaries that have entered into an agreement with Janus Distributors. The maximum annual rate at which shares subject to a CDSC may be redeemed, pursuant to a systematic withdrawal plan, without paying a CDSC, is 12% of the net asset value of the account. Certain other terms and minimums may apply. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

Class S Shares, Class I Shares, and Class T Shares
You may arrange for periodic redemptions by authorizing your financial intermediary (or a Janus representative, if you hold Class I Shares directly with the Fund) to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus representative for details.

Contingent Deferred Sales Charge

Class A Shares and Class C Shares
A 1.00% CDSC may be deducted with respect to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase, unless any of the CDSC waivers listed apply. A 1.00% CDSC will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless a CDSC waiver applies. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class A Shares or Class C Shares redeemed, as applicable.

CDSC Waivers
There are certain cases in which you may be exempt from a CDSC charged to Class A Shares and Class C Shares. Among others, these include:

•	Upon the death or disability of an account owner;

•	Retirement plans and certain other accounts held through a financial intermediary that has entered into an agreement with Janus Distributors to waive CDSCs for such accounts;

•	Retirement plan shareholders taking required minimum distributions;

•	The redemption of Class A Shares or Class C Shares acquired through reinvestment of Fund dividends or distributions;

•	The portion of the redemption representing appreciation as a result of an increase in NAV above the total amount of payments for Class A Shares or Class C Shares during the period during which the CDSC applied; or

•	If the Fund chooses to liquidate or involuntarily redeem shares in your account.

To keep the CDSC as low as possible, Class A Shares or Class C Shares not subject to any CDSC will be redeemed first, followed by shares held longest.

Reinstatement Privilege
After you have redeemed Class A Shares, you have a one-time right to reinvest the proceeds into Class A Shares of the same or another fund within 90 days of the redemption date at the current NAV (without an initial sales charge). You will not be reimbursed for any CDSC paid on your redemption of Class A Shares.

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EXCESSIVE TRADING

Excessive Trading Policies and Procedures
The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares (“excessive trading”). The Fund is intended for long-term investment purposes only, and the Fund will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Fund’s exchange limits or excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Fund’s shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

The Fund attempts to deter excessive trading through at least the following methods:

•	exchange limitations as described under “Exchanges;”
•	trade monitoring;
•	fair valuation of securities as described under “Pricing of Fund Shares;” and
•	redemption fees (where applicable on certain classes of certain funds).

Generally, a purchase and redemption of Shares from the Fund (i.e., “round trip”) within 90 calendar days may result in enforcement of the Fund’s excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.

The Fund monitors for patterns of shareholder frequent trading and may suspend or permanently terminate the exchange privilege of any investor who makes more than one round trip in the Fund over a 90-day period, and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Fund’s excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice; (ii) transactions in the Janus funds by a Janus “fund of funds,” which is a fund that primarily invests in other Janus mutual funds; and (iii) identifiable transactions by certain funds of funds and asset allocation programs to realign portfolio investments with existing target allocations.

The Fund’s Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days’ notice to shareholders of that fund.

Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund’s excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund’s excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund’s ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

Certain transactions in Fund shares, such as periodic rebalancing through intermediaries (no more frequently than every 60 days) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund’s methods to detect and deter excessive trading.

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The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund’s portfolio manager believes he would be unable to invest the money effectively in accordance with the Fund’s investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

The Fund’s policies and procedures regarding excessive trading may be modified at any time by the Fund’s Trustees.

Excessive Trading Risks
Excessive trading may present risks to the Fund’s long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund’s NAV (referred to as “price arbitrage”). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as “stale pricing”). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund’s valuation of a security differs from the security’s market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund’s exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the Fund’s identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.

Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds’ portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings. In addition to the below, the Protected NAV will be available at janus.com/advisor/mutual-funds, or janus.com/allfunds for shareholders of Class D Shares, and updated to reflect any change to the Protected NAV within one business day of such change.

•	Full Holdings. The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-800-525-0020 (toll free). Portfolio holdings (excluding derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Holdings & Details tab of the Fund at janus.com/advisor/mutual-funds.

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The Fund may provide, upon request, historical full holdings on a monthly basis for periods prior to the previous quarter-end subject to a written confidentiality agreement.

•	Top Holdings. The Fund’s top portfolio holdings, in order of position size and as a percentage of the Fund’s total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.

•	Other Information. The Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors (consisting of security names in alphabetical order), and specific portfolio level performance attribution information and statistics monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Top performance contributors/detractors provided at calendar quarter-end may include the percentage of contribution/detraction to Fund performance.

•	Equity Component vs. Protection Component. The percentages of the Fund’s portfolio that are allocated to the Equity Component and the Protection Component are available monthly with a 15-day lag.

Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Capital’s Chief Investment Officer(s) or their delegates. Such exceptions may be made without prior notice to shareholders. A summary of the Fund’s portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Fund’s SAI.

SHAREHOLDER COMMUNICATIONS

Your financial intermediary or plan sponsor (or Janus, if you hold Class I Shares directly with the Fund) is responsible for sending you periodic statements of all transactions, along with trade confirmations and tax reporting, as required by applicable law.

Your financial intermediary or plan sponsor (or Janus, if you hold Class I Shares directly with the Fund) is responsible for providing annual and semiannual reports, including the financial statements of the Fund. These reports show the Fund’s investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor (or Janus, if you hold Class I Shares directly with the Fund) to obtain these reports. The Fund’s fiscal year ends September 30.

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Financial highlights

No financial highlights are presented for the Fund since the Fund is new.

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Appendix A

This Appendix provides additional information regarding how the Protection works in the event it is triggered and the Fund proceeds to liquidation, as well as how the Protection is calculated to help you understand the 80% protection of the NAV per share. If the Protection is triggered and you are a shareholder as of that date (the “Termination Date”), you will be entitled to the greater of the then-current NAV per share for your share class on the Termination Date or the Protected NAV (80% of the previously highest attained NAV, as reduced to account for dividends, distributions, any extraordinary expenses, and certain extraordinary items), which will include any Settlement Amount due to the Fund. In other words, the amount you can expect to receive is either the then-current NAV of your share class multiplied by the number of shares you own or – the Protected Amount – which is the product of multiplying the Protected NAV of your share class by the number of shares you own, which, in each case, such amount includes any Settlement Amount due to the Fund. The Capital Protection Provider, subject to the conditions and limitations of the Capital Protection Agreement, is obligated to pay the Fund the lesser of the Aggregate Shortfall Amount and the Maximum Settlement Amount.

Below are several illustrations indicating how the Protection works and is calculated under different circumstances.

Protection is Triggered. The Fund offers multiple share classes each having its own Protected NAV. If one or more share classes were to fall below their respective Protected NAV (the “Protection Trigger”), the Aggregate Shortfall Amount would be calculated, and the Capital Protection Provider would be obligated to pay the Aggregate Shortfall Amount to the Fund. In this event, the Fund will be terminated and each share class will be liquidated.

Any payment owed to the Fund by the Capital Protection Provider will be made to all share classes at the same ratio (or pro rata) to the aggregate NAV of each share class. The payment at the time of liquidation is based on the largest shortfall amount experienced across all share classes, expressed as a percentage, and then multiplied by the aggregate NAV of each share class (the “pro rata protection payment”). The share class with the largest shortfall amount below its Protected NAV, meaning the largest gap between its NAV and the Protected NAV, receives a protection payment based on the shortfall between its then-current NAV and the Protected NAV. All other share classes receive a pro rata protection payment. For those other share classes with a NAV below their Protected NAV, the pro rata protection payment will be greater than 80% of the highest NAV ever attained. For share classes that have a NAV above their Protected NAV at the time of liquidation, shareholders will receive the then-current NAV which includes the pro rata protection payment noted above.

In the following scenario provided for illustration purposes (which does not include the impact of any reduction to the NAV as a result of dividends, distributions, any extraordinary expenses, and certain extraordinary items), the current NAV of Class C Shares has fallen below its Protected NAV:

		NAV per					% of	Pro Rata
		share at time	Aggregate	Highest	Protected		Aggregate	Protection
Fund Share	Shares	of Protection	Share	NAV per	NAV per	Shortfall	Share	Payment
Class	Outstanding	Trigger	Class NAV	share	share	Amount*	Class NAV*	Due**
Class A	1,250.000	$24.62	$30,775	$30.68	$24.54	—		$63

Class C	1,400.000	$24.32	$34,048	$30.46	$24.37	$70	0.21%	$70

Class D	2,000.000	$24.67	$49,340	$30.75	$24.60	—		$102

Class I	800.000	$24.68	$19,744	$30.76	$24.61	—		$41

Class S	1,100.000	$24.66	$27,126	$30.73	$24.58	—		$56

Class T	3,100.000	$24.68	$76,508	$30.76	$24.61	—		$158

*	The amounts are rounded. Actual amounts differ due to rounding.

**	The “Pro Rata Protection Payment Due” is calculated using the “% of Aggregate Share Class NAV” for Class C (or 0.21%) multiplied by the “Aggregate Share Class NAV” of each share class. The amounts shown are rounded and would be different if not rounded.

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The chart below illustrates what a shareholder’s account would look like (assuming that they hold 100 shares of any share class) when the Protection is triggered by Class C Shares:

		NAV per					% Protection	% Protection
		share at time	Aggregate	Highest	Protected		Before	after
Fund Share	Shares	of Protection	Share	NAV per	NAV per	Protection	Protection	Protection
Class	Outstanding	Trigger	Class NAV	share	share	Payment	Payment	Payment
Class A	100.000	$24.62	$2,462	$30.68	$24.54	$5.17	80.2%	80.4%

Class C	100.000	$24.32	$2,432	$30.46	$24.37	$5.11	79.8%	80.0%

Class D	100.000	$24.67	$2,467	$30.75	$24.60	$5.18	80.2%	80.4%

Class I	100.000	$24.68	$2,468	$30.76	$24.61	$5.18	80.2%	80.4%

Class S	100.000	$24.66	$2,466	$30.73	$24.58	$5.18	80.2%	80.4%

Class T	100.000	$24.68	$2,468	$30.76	$24.61	$5.18	80.2%	80.4%

As shown above, upon the Fund’s liquidation, shareholders in the share classes where the then-current NAV per share is greater than the Protected NAV will receive the then-current NAV for their share class, plus the pro rata protection payment (or 80.4% of each share class’ highest previously attained NAV as shown in the example) which is higher than the 80% protection level for that share class. Because the then-current NAV for Class C Shares is below its Protected NAV (and it is the only share class with a NAV below its Protected NAV and therefore the share class with the largest gap between its NAV and its Protected NAV), resulting in Protection at 79.8% rather than 80%, shareholders in Class C Shares will receive the Protected NAV (80% of the highest previously attained NAV for that class).

Protection Calculations/Protection is not Triggered. The following hypothetical examples illustrate how the Protection is applied, using Class A Shares as an example and assuming that Class A Shares is the share class with the largest NAV shortfall below its Protected NAV across all shares classes. It is assumed that there is no default in connection with the Capital Protection Agreement by the Fund, Janus Capital, or the Capital Protection Provider, and the Protection has not been terminated. The Protected NAV in each example does not include any pro rata protection payment. In addition, the following assumptions apply to each of the examples (all numbers are rounded):

Amount of Purchase: $20,000

Net Asset Value at Time of Purchase: $10.00 per share

Protected NAV at Time of Purchase: $8.00 per share (80% of $10.00)

Public Offering Price Per Share, including 5.75% Sales Charge: $10.61

Total Sales Load Paid at Time of Purchase: $1,150 (5.75% of $20,000)

Total Number of Shares Purchased: 1,885 ($20,000/$10.61 per share)

Examples 1 and 2 (Protection without the impact of dividends and distributions): These examples illustrate the Protection assuming there are no dividends or distributions paid after the highest NAV per share is attained.

Example 1: The highest NAV per share attained for Class A Shares is $11.00 per share and no dividends or distributions are paid after the value is reached.

Your Protected Amount is $16,588, which is equal to the Protected NAV of $8.80 (80% of $11.00) times the number of shares that you own ($8.80 x 1,885 = $16,588.00).

Example 2: The highest NAV per share attained for Class A Shares is $10.00 per share which was achieved on the date of your purchase, and no dividends or distributions are paid by the Fund after this date. The NAV subsequently declines to $9.00. Your Protected NAV is $8.00 (80% of $10.00 which is currently the highest attained NAV).

Your Protected Amount is $15,080 (1,885 x $8.00), the shares you purchased times the Protected NAV at the time of purchase.

Examples 3 and 4 (Protection with the impact of dividends and distributions): These examples illustrate the effects of dividends and distributions on your Protected Amount. The examples do not reflect any adjustments due to differences between the estimated and actual dividend per share. Example 3 assumes that you reinvested your dividends and distributions whereas Example 4 assumes that you do not reinvest your dividends and distributions. Although the Protected

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NAV will decline as dividends and distributions are paid out, this decline will be offset, to some extent but not completely, by an increase in the number of shares you own if you reinvest the dividends and distributions. If you redeem your shares prior to the Termination Date, you will not be entitled to the Protection on those shares. If you redeem some shares, you will then hold fewer shares, thereby reducing your Protected Amount. A redemption made from the Fund prior to the Termination Date will be made at the then-current NAV per share, less any applicable sales charges, which may be lower than the Protected NAV.

Example 3: The highest NAV per share has previously reached $12.50 per share which results in a Protected NAV of $10.00 per share. The NAV subsequently declines to $12.00 per share, and a $1.00 dividend per share is declared, which you decide to reinvest. Thus, on the dividend date, the NAV per share is $11.00 (dividends are paid out of Fund assets: $12.00 - $1.00 = $11.00).

The new Protected NAV is calculated using the then-current Protected NAV ($10.00) divided by 1 plus the share distribution amount on the current NAV Calculation Date ($1.00) plus extraordinary expenses, if any ($0.00), divided by the NAV per share on the dividend date, ($11.00): ($10.00/[1 + ($1.00/$11.00)]) = $9.17, which becomes the new Protected NAV. In addition, the reinvestment of the $1.00 dividend allows you to purchase an additional 171.363 shares: 1,885 (shares owned) x $1.00 per share dividend /$11.00 (net asset value) = 171.363 (additional shares purchased), bringing your total shares owned to 1,885 + 171.363 = 2,056.363.

Your Protected Amount is now 2,056.363 x $9.17 = $18,856.85.

Prior to the distribution, your Protected Amount was $18,850 (1,885 x $10.00). By reinvesting your dividends, your new Protected Amount is $18,856.85. The Protected NAV per share (due to the distribution) has decreased, but your Protected Amount remains essentially the same because you have reinvested the distribution in more shares.

Example 4: As in Example 3 above, the highest NAV per share has previously reached $12.50 per share which results in a Protected NAV of $10.00 per share. The NAV subsequently declines to $12.00 per share, and a $1.00 dividend per share is declared. However, in this Example 4 you elect to receive dividends and distributions in cash rather than reinvest.

To recalculate your Protected Amount:

1. Determine your total shares owned: 1,885 shares.

2. Determine the new Protected NAV: $9.17.

3. Multiply your total shares owned by the Protected NAV (1,885 x $9.17 = $17,285.45). Your Protected Amount is lower when you receive dividends and distributions in cash (see Example 3).

Prior to the distribution, your Protected Amount was $18,850 (1,885 x $10.00) and your current Protected Amount is $17,285.45. Your Protected Amount has decreased because you did not reinvest the distribution in more shares.

Although you can perform this calculation yourself, the Capital Protection Provider will calculate the Protected NAV for each share class, which will be available on the Janus website at janus.com/advisor/mutual-funds, or janus.com/allfunds for shareholders of Class D Shares. Any change to the Protected NAV will be updated within one business day of such change. The Protected NAV disclosed on the websites will not include the effect of any pro rata protection payment. It is possible that the Fund’s calculations may differ from a shareholder’s calculation, for example, because of rounding or the number of decimal places used. In any case, the Capital Protection Provider’s calculations will be determinative.

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Appendix B

SUMMARY OF CAPITAL PROTECTION AGREEMENT TERMINATION EVENTS

The following is a summary of certain material terms of the Capital Protection Agreement related to its termination. The Capital Protection Agreement has an initial 10-year term and may be renewed for additional 10-year periods as mutually agreed upon by the Fund and the Capital Protection Provider. Termination events considered “early termination events” during a 10-year period do not relieve the Capital Protection Provider from its obligation to pay any shortfall amounts due to the Fund. This summary is qualified in its entirety by the Capital Protection Agreement, which has been filed with the SEC as an exhibit to this registration statement that includes this Prospectus. Any capitalized terms not defined herein have the meaning set forth in the Capital Protection Agreement. Section references are to the Capital Protection Agreement. For certain events described below, the Fund and/or the Adviser have an opportunity to fix the event that created the termination.

Early Termination Events – Termination by the Capital Protection Provider Based on the Occurrence of Fund Events (Section 7.01)
The Capital Protection Provider shall have the right to terminate the Capital Protection Agreement (and, if so terminated, the Guarantor’s obligations to the Fund under the Guaranty shall terminate, provided, in both instances, that all amounts, if any, presently due and payable by the Capital Protection Provider at the time of such termination (including amounts due and payable as a result of such termination on the Settlement Date (as that term is defined in the Capital Protection Agreement)) have been paid in full by the Capital Protection Provider) upon written notice to the Fund on any Business Day (as such term is defined in the Capital Protection Agreement) when any of the following events (each, a “Fund Event”) shall occur:

(a) Any representation or warranty made by the Fund or the Adviser in any Capital Protection Document or in connection with any Capital Protection Document, or amendment or waiver thereof, or any certificate delivered in connection therewith, shall be incorrect in any material respect when made; or

(b) The Fund fails to perform or observe certain terms, covenants, requirements or agreements and in certain circumstances, such failure could reasonably be expected to have a Material Adverse Effect, and such failure shall continue for four Business Days; or

(c) The Fund fails to provide reporting to the Capital Protection Provider in a timely manner; or

(d) Any suspension of the publication of the calculation of the NAV Per Share of any Fund Share Class, except to the extent such suspension is due solely to a Market Disruption Event or pursuant to an order of the Commission, in each case, in the Capital Protection Provider’s reasonable discretion and does not continue for more than three Business Days; or

(e) The Fund shall fail to pay the Capital Protection Fee or any interest thereon or any other amount due and such failure shall continue for more than 10 Business Days following notice of such failure by the Capital Protection Provider to the Fund; or

(f) The Fund (A) fails to make any payment when due (whether by scheduled maturity, required prepayment, margin call, acceleration, demand or otherwise and after giving effect to any grace periods, to the extent applicable), in respect of any Contractual Obligation, Derivative Obligation, Debt, Contingent Obligation or Off-Balance Sheet Liability, of more than $10,000,000; provided, that the failure of the Fund to make a payment for a transaction that does not settle on the contracted settlement date (i.e., a failed trade) shall not constitute a Fund Event, or (B) fails to observe or perform any other agreement or condition relating to any Contractual Obligation, Derivative Obligation, Debt, Contingent Obligation or Off-Balance Sheet Liability, with an amount outstanding or an amount required to be paid by the Fund upon termination (including notional, principal, undrawn committed, available or contingent amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than $10,000,000 (each, a “Material Financial Obligation”), or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which is to cause, or to permit the counterparty, holder or holders, creditor or creditors, or beneficiary or beneficiaries of such Material Financial Obligation (or a trustee or agent on behalf of such Persons) to cause, with the giving of notice if required, such Material Financial Obligation (1) in the case of any Contractual Obligation or Derivative Obligation, to be in default or terminated, (2) in the case of any Debt, Contingent Obligation or Off-Balance Sheet Liability, to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (in each case, automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Debt, Contingent Obligation or Off-Balance Sheet Liability to be made, prior to its stated maturity, or (3) in the case of any guaranty, to become payable; or

(g) The Trust shall cease to be registered as an “investment company” under the 1940 Act; or

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(h) A Change of Control or a Change in Key Management shall occur; or

(i) Any merger or consolidation of the Fund with or into, or the conveyance, transfer, lease or other disposition by the Fund, whether in one transaction or in a series of transactions, of all or substantially all of its property and assets (whether now owned or hereafter acquired) to, any Person (including, for the avoidance of doubt, any other series of the Trust).

(j) A Bankruptcy Event shall occur with respect to the Trust, the Fund or the Adviser; or

(k) The Capital Protection Provider shall have reasonably determined that any Law (i) has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any of the Capital Protection Provider, the Fund and/or the Guarantor to maintain any Capital Protection Document to which it is a party or to perform its respective obligations thereunder or (ii) would allow any Governmental Authority to impose a sanction on or withhold a meaningful benefit from the Capital Protection Provider or Guarantor or any of their respective Affiliates if the Capital Protection Provider, the Fund and/or the Guarantor were to maintain, or in connection with any of them maintaining, any Capital Protection Document to which it is a party or were to perform, or in connection with any of them performing, its respective obligations thereunder; or

(l) (A) the adoption of any Law (other than a Tax Event), (B) any Change in Law (other than a Tax Event), (C) any change in compliance by the Capital Protection Provider or the Guarantor with any Law (other than a Tax Event) issued or created after the date hereof, whether or not having the force of Law, that in any case, in the Capital Protection Provider’s reasonable judgment, (i) subject to Section 7.04, has an adverse impact when compared to the tax treatment in effect on the date of this Agreement on the Capital Protection Provider’s or the Guarantor’s tax treatment under the Capital Protection Agreement or the Guaranty (including any tax or increased tax of any kind whatsoever with respect to this Agreement or any change in the basis or rate of taxation of payments to or by the Capital Protection Provider in respect thereof), (ii) would result in a Material Adverse Effect with respect to the Capital Protection Provider or the Guarantor if it were to continue performing its obligations hereunder or under the Capital Protection Agreement or the Guaranty, as applicable, or (iii) materially impairs the rights or remedies afforded the Capital Protection Provider or the Guarantor under the Capital Protection Agreement or the Guaranty; or

(m) The Fund shall fail to perform or observe any other term, condition, covenant, requirement or agreement applicable to the Fund contained in any Capital Protection Document, and such failure shall continue for 30 days after notice thereof; or

(n) A Tax Event shall occur that becomes a Fund Event pursuant to Section 2.07(e); or

(o) A Reporting Event shall occur; or

(p) Any Custodian Event shall occur and, solely in the case of a Custodian Event that results from a Bankruptcy Event with respect to the Custodian in which the Custodian is under receivership, conservatorship or similar resolution process of any Governmental Authority that is, in the sole judgment of the Capital Protection Provider, not adversely effecting the Custodian’s execution of transactions or the Fund’s performance of its Obligations, a new Custodian is not appointed by the Trust in compliance with Section 5.02(i) within five Business Days after such Custodian Event; or

(q) Any judgment or order shall be entered against the Fund in any investigative, administrative or judicial proceeding involving a determination that the Fund shall have violated in any material respect any civil Law or for the payment of money in excess of $10,000,000 and (A) enforcement proceedings are commenced by the judgment creditor upon such judgment or order, or (B) there is a period of 10 consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect; or

(r) The Trust, with respect to the Fund, ceases to be a regulated investment company eligible to receive pass through tax treatment under Subchapter M of the Internal Revenue Code (the “Code”) or fails to be in compliance with Subchapter M of the Code; or

(s) The Adviser shall fail to comply with any requirement of Law (including, but not limited to, the 1940 Act) or any order, writ, injunction or decree applicable to it or to its business or property except where the noncompliance therewith could not reasonably be expected to have a Material Adverse Effect with respect to the Fund, and such failure shall continue for 10 Business Days; or

(t) Any judgment or order shall be entered against the Fund in any investigative, administrative or judicial proceeding involving a determination that the Fund shall have violated in any material respect any criminal Law and there is a period of

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10 consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect; or

(u) There occurs (a) the public commencement of formal criminal charges or proceedings by a court, or a formal arrest of, or (b) the public filing or public announcement by any Governmental Authority of enforcement proceedings against, the Trust, the Fund, the Adviser or any Key Employee, as the case may be, alleging a possible fraud, embezzlement, money laundering, insider trading, market manipulation, other violations of securities Laws (which other violation of securities laws, in the Capital Protection Provider’s reasonable judgment, could reasonably be expected to have a Material Adverse Effect), or a felony related to any of the foregoing; or

(v) Any Capital Protection Document, at any time after its execution and delivery and for any reason other than as expressly permitted in the Capital Protection Agreement, ceases to be in full force and effect against the Fund; or the Fund or any Affiliate of the Fund contests in any manner the validity or enforceability of any Capital Protection Document with respect to the Fund, denies that the Fund has any further liability or obligation under any Capital Protection Document and/or otherwise purports to revoke, terminate or rescind any Capital Protection Document; or

(w) Any valuation greater than zero of the Capital Protection Agreement or its related documents unless offset by a related liability, as described in the Capital Protection Agreement; or

(x) Either (i) the Prospectus is amended, supplemented or otherwise modified in form or substance as it relates to the investment policies and objectives of the Fund, or (ii) the investment policies and objectives of the Fund, or the Trust acting in relation to the Fund, are amended, supplemented or otherwise modified in form or substance, in any respect from those set forth in the Prospectus and, in each case, in the Capital Protection Provider’s judgment, such amendments, supplements or modifications could reasonably be expected to have a material adverse effect on the Capital Protection Provider’s rights or obligations under any Capital Protection Document.

Optional Termination by each Party (Section 7.02)
From and after the fifth anniversary of launch of the Fund, each Party shall have the right on any Business Day to terminate the Agreement by written notice to the other Party, which termination shall be effective on the date that is five years following the non-terminating Party’s receipt of such notice, or if such date is not a Business Day, the next succeeding Business Day thereafter.

Optional Termination by the Fund (Section 7.03)
The Capital Protection Agreement may be terminated by the Fund upon written notice to the Capital Protection Provider at the time of the occurrence of (i) a Bankruptcy Event with respect to the Capital Protection Provider or the Guarantor, (ii) a failure by the Guarantor to maintain a long-term unsecured, unsubordinated debt rating and any successor rating of at least Baa3 by Moody’s or BBB- by S&P, (iii) the Guaranty terminates or is determined to be invalid or unenforceable, (iv) the Capital Protection Provider or the Guarantor is subject to any litigation, regulatory action or other proceeding that may affect their respective abilities to perform their obligations under any of the Capital Protection Documents, (v) a material breach of this Agreement by the Capital Protection Provider including a failure to deliver the information set forth in the Capital Protection Provider Information Letter, or (vi) the determination by the Fund’s Board of Trustees that it is in the best interest of the Fund to terminate this Agreement (including in connection with replacing this Agreement) or to liquidate the Fund.

Certain Cure Rights (Section 7.04)
If an event occurs that would be a Fund Event as defined in the Capital Protection Agreement that is quantifiable in Dollars in the reasonable judgment of the Capital Protection Provider, written notice (the “Tax Treatment Notice”) shall be submitted to the Fund by the Capital Protection Provider specifying the basis for such event (including the applicable Law, Change in Law or change in compliance by the Capital Protection Provider or the Guarantor with respect to such event) and a reasonable good faith estimate of the costs to the Capital Protection Provider or the Guarantor associated with such event. If the Fund provides irrevocable written notice (the “Reimbursement Notice”) of its intent to reimburse the Capital Protection Provider or the Guarantor for such costs in the amounts actually incurred on an after-tax basis within 15 Business Days after its receipt of the Tax Treatment Notice, it will reimburse the Capital Protection Provider or the Guarantor (as the case may be) the amount of such costs in the amounts actually incurred on an after-tax basis within 5 Business Days following demand for payment, and such event shall not constitute a Fund Event. In the event that the Fund fails to deliver the Reimbursement Notice within 15 Business Days of its receipt of the Tax Treatment Notice, such event shall be a Fund Event, effective as of

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the day upon which the Tax Treatment Notice was delivered. The failure of the Fund to pay such costs will be a Fund Event upon the expiration of the cure period.

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Glossary of investment terms

This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Fund may invest, as well as some general investment terms. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

EQUITY AND DEBT SECURITIES

Average-Weighted Effective Maturity is a measure of a bond’s maturity. The stated maturity of a bond is the date when the issuer must repay the bond’s entire principal value to an investor. Some types of bonds may also have an “effective maturity” that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by a Fund with each effective maturity “weighted” according to the percentage of net assets that it represents.

Bank loans include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower’s obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund’s NAV.

Bonds are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

Certificates of Participation (“COPs”) are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to “Municipal lease obligations” below.

Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”).

Common stocks are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer’s board of directors.

Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Debt securities are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

Duration is the time it will take investors to recoup their investment in a bond. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a Fund with each duration “weighted” according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Fund’s duration is usually shorter than its average maturity.

53 ï Janus Investment Fund

Equity securities generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

Exchange-traded funds are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Fixed-income securities are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

High-yield/high-risk bonds are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor’s and Fitch, or Ba or lower by Moody’s). Other terms commonly used to describe such bonds include “lower rated bonds,” “non-investment grade bonds,” and “junk bonds.”

Industrial development bonds are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to “Municipal securities” below.

Mortgage- and asset-backed securities are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

Mortgage dollar rolls are transactions in which a Fund sells a mortgage-related security, such as a security issued by Government National Mortgage Association, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A “dollar roll” can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

Municipal lease obligations are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality’s credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

Municipal securities are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

Pass-through securities are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

Passive foreign investment companies (PFICs) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

Pay-in-kind bonds are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

54 ï Janus Investment Fund

Real estate investment trust (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

Rule 144A securities are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

Standby commitment is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security’s liquidity.

U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations, and others are supported only by the credit of the sponsoring agency.

Variable and floating rate securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates.

Warrants are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

Zero coupon bonds are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

FUTURES, OPTIONS, AND OTHER DERIVATIVES

Derivatives are financial instruments whose performance is derived from the performance of another asset (stock, bond, commodity, currency, interest rate or market index). Types of derivatives can include, but are not limited to options, forward contracts, and futures contracts.

Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to

55 ï Janus Investment Fund

the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

Inverse floaters are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security’s market value.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

Participatory notes are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

Cash sweep program is an arrangement in which a Fund’s uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.

Diversification is a classification given to a fund under the 1940 Act. Funds are classified as either “diversified” or “nondiversified.” To be classified as “diversified” under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified as “nondiversified” under the 1940 Act, on the other hand, has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as “diversified.” However, because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified.

Industry concentration for purposes under the 1940 Act is the investment of 25% or more of a Fund’s total assets in an industry or group of industries.

Leverage is when a Fund increases its assets available for investment using borrowings or similar transactions. Because short sales involve borrowing securities and then selling them, a Fund’s short sales effectively leverage the Fund’s assets. The use of leverage may make any change in a Fund’s NAV even greater and thus result in increased volatility of returns. A Fund’s assets that are used as collateral to secure the short sales may decrease in value while the short positions are outstanding, which

56 ï Janus Investment Fund

may force the Fund to use its other assets to increase the collateral. Leverage also creates interest expense that may lower a Fund’s overall returns.

Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company’s stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

Net long is a term used to describe when a Fund’s assets committed to long positions exceed those committed to short positions.

Repurchase agreements involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

Reverse repurchase agreements involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

Short sales in which a Fund may engage may be either “short sales against the box” or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

When-issued, delayed delivery, and forward commitment transactions generally involve the purchase of a security with payment and delivery at some time in the future – i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

57 ï Janus Investment Fund

You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus representative at 1-877-335-2687. The Fund’s Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janus.com/info. Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports. In the Fund’s annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Fund.

The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund’s Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Commission’s Public Reference Section, Washington, D.C. 20549-1520 (1-202-551-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC’s website at http://www.sec.gov.

janus.com

151 Detroit Street
Denver, CO 80206-4805
1-877-335-2687

The Trust’s Investment Company Act File No. is 811-1879.

                                                                                                     ▼ May 4, 2011

Class D Shares† Ticker
Growth & Core
Janus Protected Series* – Growth	JPGDX

Janus Investment Fund
†CLASS D SHARES ARE CLOSED TO NEW INVESTORS

Prospectus

Eliminate Paper Mail. Set up e-Delivery of prospectuses, annual reports, and statements at janus.com/edelivery.

*	The Fund offers other share classes in a separate prospectus. Each share class’ net asset value is protected to at least 80% of the highest net asset value attained, with an initial overall Fund protection limit of $1.5 billion. In the event that any one share class falls below this 80% protection level, the Fund will liquidate. Shareholders should review the Protected NAV, as defined in this Prospectus, on janus.com/allfunds prior to purchasing shares of the Fund.

The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus describes Janus Protected Series – Growth (the “Fund”), a portfolio of Janus Investment Fund (the “Trust”). Janus Capital Management LLC (“Janus Capital” or “Janus”) serves as investment adviser to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Only Class D Shares (the “Shares”) are offered by this Prospectus. The Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. The Shares are available only to investors who held accounts directly with the Janus funds as of July 6, 2009, and to immediate family members or members of the same household of an eligible individual investor. The Shares are offered directly through the Janus funds to eligible investors by calling 1-800-525-3713 or at janus.com/individual. The Shares are not offered through financial intermediaries.

Table of contents

Fund summary
Janus Protected Series – Growth	2

Additional information about the Fund
Information regarding the capital protection arrangement	9
Fees and expenses	14
Additional investment strategies and general portfolio policies	15
Additional risks of the Fund	18

Management of the Fund
Investment adviser	23
Management expenses	23
Investment personnel	24

Other information	26

Distributions and taxes	27

Shareholder’s manual
Doing business with Janus	30
Pricing of fund shares	33
Administrative services fees	34
Payments to financial intermediaries by Janus Capital or its affiliates	34
Paying for shares	35
Exchanges	36
Payment of redemption proceeds	37
Excessive trading	39
Shareholder services and account policies	41

Financial highlights	44

Appendix A	45

Appendix B	48

Glossary of investment terms	52

1 ï Janus Investment Fund

Fund summary

Janus Protected Series – Growth

Ticker:	JPGDX	Class D Shares*

*	Class D Shares are closed to certain new investors.

INVESTMENT OBJECTIVE

Janus Protected Series – Growth seeks long-term growth of capital and capital preservation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. There are no shareholder fees (fees paid directly from your investment).

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)		Class D

Management Fees		0.64%
Other Expenses(1)		1.00%
Capital Protection Fee	0.75%
Remaining Other Expenses	0.25%
Total Annual Fund Operating Expenses(2)		1.64%

(1)	Since the Fund is new, Other Expenses are based on the estimated expenses that the Fund expects to incur in its initial fiscal period.
(2)	Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses (excluding the administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to between 1.38% and 1.53%, depending on the amount of the capital protection fee. The contractual waiver may be terminated or modified prior to February 1, 2013 only at the discretion of the Fund’s Board of Trustees.

EXAMPLE:
The following Example is based on expenses without waivers. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, including the maximum amount of the capital protection fee, without waivers, remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class D Shares	$167	$517

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks growth of capital to the extent consistent with maintaining protection against significant downside movement of the net asset value (“NAV”) per share of each share class of the Fund. Specifically, the portfolio manager manages the Fund’s assets in an effort to ensure that the NAV for each share class will not fall below 80% of the highest NAV attained separately by each share class during the life of the Fund, reduced for dividends, distributions, any extraordinary expenses, and certain extraordinary items (for each share class, the “Protected NAV”). A reduction of the NAV can be described further by using distributions as an example. In the event the Fund declares dividends from net investment income and capital gains distributions, which normally occurs in December, the Protected NAV per share will be adjusted down so that the relative protection level remains at the level in place prior to the distribution. While the Protected NAV per share is changed as a result of a distribution, the protected value of your account balance does not change, assuming you reinvest your distribution.

2 ï Janus Protected Series – Growth

For example, on a day the highest NAV per share of a share class is reached at $11.00, the Protected NAV per share is set at $8.80, which is 80% of the highest NAV per share. When the highest NAV per share increases to $12.50, the Protected NAV per share is set at $10.00, which is 80% of the highest NAV. On a day the NAV per share is $12.00, the Fund declares a per share distribution of $1.00. The result of the distribution is that the NAV per share is reduced from $12.00 to $11.00. The Protected NAV per share is also reduced so that the Protected NAV per share is the same relative to the post-distribution NAV per share of $11.00 as it was to the pre-distribution NAV per share of $12.00. The Protected NAV per share of $10.00 was 83.3% of the pre-distribution NAV per share of $12.00 per share and the post-distribution Protected NAV per share is adjusted to $9.17, which is 83.3% of the post-distribution NAV per share. Additional information regarding how the Protected NAV per share is adjusted following a distribution is included in Appendix A. The reduction for extraordinary expenses and extraordinary items from the NAV would have a similar result.

In general, protection for the Fund means, as the NAV per share for a share class rises, the Protected NAV also rises and becomes the new Protected NAV regardless of whether the share class’ NAV per share subsequently declines or fails to achieve a new high threshold. However, as a share class’ NAV declines towards the Protected NAV, more of the Fund’s assets will be comprised of cash and other investments, called the “Protection Component,” as further described below.

In order to minimize the effect of equity market volatility on the NAV per share for a share class, the Fund allocates its portfolio assets between two investment components. Through its first component, the “Equity Component,” the Fund seeks to achieve growth of capital by investing primarily in common stocks selected for their growth potential. Although the Fund may invest in companies of any size, it generally invests in larger, more established companies. The Equity Component may also consist of derivatives such as options and futures. Through its second component, the “Protection Component,” the Fund seeks to limit downside risk by investing in cash and other investments including, but not limited to, money market instruments, U.S. Treasuries, and other equity market risk reducing instruments, such as short index futures. Due to equity market conditions and the Fund’s overall risk profile, the amount of Fund assets allocated to the Protection Component may, at times, be significant. The Fund’s allocation between the Equity Component and the Protection Component will vary over time. Up to 100% of assets may be allocated to either component.

The portfolio manager applies a “bottom up” approach in choosing common stock investments for the Equity Component. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund’s investment policies. As part of the Equity Component, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.

As noted above, the Fund may also invest the assets of either component in derivatives, which are instruments that have a value derived from an underlying asset, such as stocks, bonds, commodities, currencies, interest rates, or market indices, as substitutes for securities in which the Fund invests. The Fund may invest in derivative instruments (by taking long and/or short positions) including, but not limited to, futures and over-the-counter and exchange-traded put or call options for various purposes, including hedging, to increase or decrease the Fund’s exposure to a particular market, to manage or adjust the risk profile of the Fund related to an investment or currency exposure, and to earn income and enhance returns. The Fund’s exposure to derivatives will vary, is not limited to those derivatives listed, and could be significant at times.

In an effort to protect against significant downward movement of the NAV per share for a share class, the Fund has entered into a Capital Protection Agreement with BNP Paribas Prime Brokerage, Inc., a U.S. registered broker-dealer and a member of FINRA (the “Capital Protection Provider”). Pursuant to the Capital Protection Agreement, under certain conditions, the Capital Protection Provider will provide capital protection to the Fund (the “Protection”) in the event that any share class’ NAV per share falls below its Protected NAV. Any one share class falling below its Protected NAV will trigger the Protection and liquidation of the Fund and each of its share classes, regardless of whether the NAV of any other share class is above its Protected NAV. The Capital Protection Provider has agreed to initially extend $1.5 billion in aggregate protection coverage to the Fund with such amount being reviewed periodically to determine whether additional coverage is necessary or available to support the Fund’s rising assets (the “Maximum Settlement Amount”). As such, under the Capital Protection Agreement, the NAV of each share class is protected to at least the Protected NAV for such share class, subject to an aggregate limit on the overall payout to the Fund of the Maximum Settlement Amount. In the event that the Protection is triggered, meaning at least one share class’ NAV is below its Protected NAV, the Capital Protection Provider is obligated to pay the Fund the “Settlement Amount,” which is the lesser of (i) the sum of the shortfall amounts per share class (the “Aggregate Shortfall Amount”) and (ii) the Maximum Settlement Amount. For each share class, the shortfall amount is calculated by first establishing, among those share classes that have a NAV below their Protected NAV, the highest percentage difference among all of those share

3 ï Janus Protected Series – Growth

classes between the Protected NAV per share and the then-current NAV per share, and applying that percentage to each Fund share class’ then-current NAV per share. The Aggregate Shortfall Amount is thus allocated on a pro rata basis to each share class.

In order to comply with the terms of the Capital Protection Agreement, the Fund must provide certain information to the Capital Protection Provider and the Fund’s portfolio manager is required to manage the Fund within certain risk parameters as identified on a daily basis by the Capital Protection Provider based on a risk allocation methodology. This risk allocation methodology factors in, among other things, market volatility, the Fund’s exposure to industries, sectors, or countries, and liquidity of the Fund’s holdings. In general, as equity markets are rising, the Fund’s allocation to the Equity Component will rise with a goal of taking advantage of any potential future market increase, and as equity markets are falling, the Fund’s portfolio manager will allocate more of the Fund’s assets to the Protection Component in an effort to protect the Fund from a potential ongoing decrease in the market. The Fund’s asset allocation will vary over time depending on equity market conditions and the Fund’s portfolio composition. As a result, the Fund’s allocation to each investment component could change as frequently as daily, resulting in a higher portfolio turnover rate than other mutual funds.

The Capital Protection Agreement has an initial term of 10 years and may be extended for additional 10-year terms by mutual agreement of the Fund and the Capital Protection Provider. Under certain circumstances, the Capital Protection Agreement may be terminated prior to the expiration of any effective term, which in any case would become the “Termination Date.” Only shareholders who hold their shares on such Termination Date will be covered by the Protection. In the event of such termination of the Capital Protection Agreement, the Fund will terminate and liquidate and the Capital Protection Provider will pay the Fund any amounts due related to the Protection. This Prospectus serves as advance notice to you of any such liquidation. There are limited circumstances in which the Protection also terminates on the Termination Date, meaning the Capital Protection Provider is not obligated to pay any amounts to the Fund even where the NAV of a share class is below its Protected NAV. These circumstances are described further below under “Principal Investment Risks” as “Capital Protection Termination Risk.”

It is important to understand that the Capital Protection Agreement is a financial product that is intended to protect the Fund against significant market declines and does not in any way constitute any form of insurance. In addition, the Capital Protection Provider is not an insurance company or an insurance provider, nor is it acting as an adviser or subadviser for the Fund.

PRINCIPAL INVESTMENT RISKS

The biggest risk is that the Fund’s returns will vary, and you could lose money, despite the Capital Protection Agreement. Common stocks tend to be more volatile than many other investment choices. Because the NAV per share for a share class is protected to at least 80%, and not 100%, of its highest attained NAV since the inception of the share class (as reduced to account for dividends, distributions, any extraordinary expenses, and certain extraordinary items), it is possible that in the event that equity markets fall, you could lose money, even if the Protection is triggered. In addition, if the Capital Protection Agreement does not work as intended or has been terminated, you could lose money. Because the Protected NAV is reduced by dividends, distributions, any extraordinary expenses, and certain extraordinary items, the amount of Protection could be less than 80% of the highest attained NAV for your class of shares, meaning the Protected NAV does not become a static number that only increases. To the extent that the protected amount owed to the Fund exceeds the Maximum Settlement Amount ($1.5 billion), neither the Fund nor Janus Capital will cover any shortfall amount, so you could lose money including amounts that would have otherwise been protected.

The Protected NAV for each share class will be posted on the Janus websites at janus.com/allfunds, or janus.com/advisor/mutual-funds for share classes other than Class D Shares. Any change to the Protected NAV will be updated within one business day. Because any one share class falling below its Protected NAV can alone trigger the Protection and liquidation of the Fund, shareholders should review the Protected NAV for each share class prior to purchasing shares of this Fund, keeping in mind that each share class has different fees and expenses that impact the NAV.

Allocation Risk. Because there are risk parameters within which the portfolio manager must manage the Fund’s assets in order to maintain the Protection, the Fund’s ability to take certain investment actions that the portfolio manager might otherwise take may be limited. More specifically, complying with the provisions of the Capital Protection Agreement may impact the Fund’s allocation of assets to and within the Equity Component during the life of the Fund and/or affect the portfolio manager’s ability to respond to changing equity market conditions. This could limit the Fund’s ability to capture

4 ï Janus Protected Series – Growth

certain market gains when the allocations are more heavily weighted to the Protection Component. Conversely, as equity markets are rising or displaying signs of relative stability, the Fund may have more of the portfolio weighted towards assets considered to have higher risk which could increase the potential for loss of return for the Fund. Generally, the risk parameters may lead the portfolio manager to take certain investment actions that he otherwise would not take when allocating the Fund’s assets between and within the Equity Component and the Protection Component. This allocation process can have an adverse effect on the performance of the Fund, especially during periods of increased equity market volatility. The risk allocation methodology is designed so that the NAV of each share class does not fall below its Protected NAV and, if successful, protection payments are not triggered. It is possible, however, that the risk allocation methodology may not work as designed or intended and may cause the Fund to trigger the Protection, resulting in the termination of the Fund. In addition, the allocation of the Fund’s assets between and within the Equity Component and the Protection Component may result in a high portfolio turnover rate and additional transaction costs, such as brokerage commissions, which can impact the Fund’s returns. Because the portfolio manager allocates the Fund’s assets between and within the Equity Component and Protection Component daily according to a risk allocation methodology, there is the risk that a sudden intraday market drop may occur before the Fund’s Equity Component exposure can be reduced. Additionally, if the Fund fails to allocate its assets according to the risk allocation methodology, the Capital Protection Provider will have the option to terminate the Capital Protection Agreement, resulting in the Fund allocating 100% of its assets solely to cash and the liquidation of the Fund. Under these circumstances, the Capital Protection Provider will pay any amounts it is obligated to pay to the Fund.

Market Underperformance Risk. The Fund’s use of the risk allocation methodology and the resulting allocation between and within the Equity Component and the Protection Component may cause the Fund to underperform its primary benchmark and/or other similarly situated growth funds. This underperformance may be a result of the portfolio manager’s inability to reallocate Fund assets to respond to rising equity market conditions as quickly as another fund that invests primarily in equity securities. In addition, to maintain compliance with the risk parameters, the Fund may need to liquidate a position, or forego an investment that could have otherwise contributed to Fund performance. Under certain circumstances, the Capital Protection Agreement may require that all of the Fund’s assets be fully allocated to the Protection Component, thus limiting the upside potential for Fund returns during this period. The use of the risk allocation methodology may also impact the Fund’s performance in the event that it does not work as intended, potentially subjecting the Fund to additional expenses as a result of increased trading or allocating a larger portion of the Fund’s assets than necessary to either the Equity Component or Protection Component. Because the Fund may reallocate its assets between and within the Equity Component and the Protection Component as frequently as daily, the Fund’s reallocation may cause it to experience an increase in its portfolio turnover rate resulting in higher costs, which may have a negative effect on the Fund’s performance, particularly during periods of relative instability in equity markets. The Fund’s payment of the capital protection fee to the Capital Protection Provider may also result in the Fund underperforming its primary benchmark and/or other similarly situated growth funds that do not pay a protection fee.

Capital Protection Termination Risk. There is a risk that the Protection could terminate. The terms and conditions of the Capital Protection Agreement are designed to protect against certain market risks inherent in any equity investment. It does not protect against certain actions or omissions that constitute gross negligence, fraud, bad faith, willful misconduct, or a criminal act on the part of the Fund, Janus Capital or certain key employees of Janus Capital, or the Fund’s custodian, that negatively impacts a share class’ NAV. Such events will result in the termination of the Protection without any obligation by the Capital Protection Provider, and therefore by the Parent Guarantor, to make any payment to the Fund. The Fund will liquidate in these events, and shareholders will receive the then-current NAV of their share class, which could be below the Protected NAV. Neither the Fund nor Janus Capital is obligated to make any payment to the Fund or cover any shortfall. Therefore, in the event that the Protection is terminated as a result of such events, you could lose money as a result of the Fund losing the Protection under the Capital Protection Agreement, including amounts that would have otherwise been protected. This means that you could receive less than 80% of your investment.

Early Termination Events Risk. While the Capital Protection Agreement has an initial 10-year term that may be extended, there is a risk that the Capital Protection Agreement could terminate earlier under various scenarios at the option of the Capital Protection Provider, which are considered Early Termination Events. In such events, the Capital Protection Provider will be obligated to make the payment of the Settlement Amount, if due, to the Fund and the Fund will liquidate. Shareholders receive the higher of their Protected NAV or the then-current NAV for their share class, which will include any Settlement Amount due to the Fund. Examples of “Early Termination Events” include, but not are not limited to (1) if the

5 ï Janus Protected Series – Growth

Fund, Janus Capital, or the Fund’s custodian, fails to comply with certain terms and conditions of the Capital Protection Agreement, including the failure to reallocate Fund assets when such assets fall outside the specified risk parameters, or (2) if the aggregate value of the Fund’s shares outstanding results in the Protection exceeding the Maximum Settlement Amount. The Fund is also expected to liquidate and the Capital Protection Agreement will terminate if, pursuant to the terms of the Capital Protection Agreement, the Protection is triggered. In addition, to the extent that the introduction of laws or a change of law, in each case, not known as of the date of the Capital Protection Agreement results in a new or increased cost of capital or collateral for the Capital Protection Provider or its parent company, the Fund’s Board of Trustees will make a determination whether to approve the Fund paying such increased costs to the Capital Protection Provider or to terminate the Capital Protection Agreement. Only shareholders who hold their shares on the Termination Date are covered by the Protection. Shareholders who redeem prior to the Termination Date receive the then-current NAV which will be higher than the Protected NAV for their share class and will not include any payment of the Protection.

Maximum Settlement Amount Risk. The Capital Protection Agreement currently covers the outstanding shares of each class of shares offered by the Fund having an aggregate protected amount up to an initial value of $1.5 billion. If the Maximum Settlement Amount exceeds $1.5 billion without any additional coverage being extended to the Fund, the Capital Protection Provider will not be liable for any Settlement Amount payment in excess of $1.5 billion. None of the Fund, Janus Capital, or any affiliate thereof, will be responsible for any portion of the Settlement Amount, including any amounts which may exceed the Maximum Settlement Amount. Therefore, although the Protection applies, you could lose money to the extent the Aggregate Shortfall Amount exceeds the Maximum Settlement Amount including amounts that would have otherwise been protected. This means that you could receive less than 80% of your investment. In any event, as the Fund’s assets grow, the Fund intends to take such actions as may be deemed necessary, including limiting purchases, to limit the Aggregate Shortfall Amount to a level so that it does not exceed the Maximum Settlement Amount, but there is no guarantee that such efforts will be successful. There is no guarantee that the Capital Protection Provider will agree to extend coverage beyond $1.5 billion.

Liquidation Risk. Although the risk allocation methodology is designed so that the NAV of each share class does not fall below its Protected NAV, there is the possibility that the risk allocation methodology may not work as designed or redemptions, particularly a large redemption, may impact the allocation process, and the NAV of any share class falls below its Protected NAV. If this happens, it is expected that the Fund will liquidate as soon as possible following the event and receive payment of the Settlement Amount from the Capital Protection Provider. The NAV of one share class falling below its Protected NAV will result in the Protection being triggered and, as a result, the liquidation of the entire Fund, even though the NAV of one or more other share classes remains at or above its Protected NAV. Other events described in this Prospectus may, at the discretion of the Fund or Capital Protection Provider, as applicable, also terminate the Capital Protection Agreement resulting in payment of the Settlement Amount and liquidation of the Fund. In the event the Protection is triggered and the Fund begins the liquidation process, no other purchases will be permitted, and the payment of redemption proceeds will be suspended, likely from the day the Protection is triggered; shareholders will receive the higher of the then-current NAV per share or the Protected NAV per share for their share class, which will include any Settlement Amount due to the Fund. Redemptions are taxable events. This Prospectus serves as advance notice to shareholders of any rejection of purchases, suspension of the payment of redemption proceeds, and liquidation of the Fund. In the event that the Capital Protection Agreement is terminated and the Fund begins the liquidation process, Janus Capital will make such information available at janus.com/allfunds, or janus.com/advisor/mutual-funds for share classes other than Class D Shares. Notice of the Fund liquidation will otherwise be made when you receive your redemption proceeds. For illustrative purposes to understand a scenario where the Protection is triggered and the Fund proceeds to liquidation, see below:

Protected NAV across all share classes is $10.00 –

•	Day 1 (Tuesday) – One share class NAV is $9.00 and each other share class’ NAV is $11.00. Purchases are rejected and the payment of redemptions is suspended as the Fund proceeds to liquidation since there is at least one share class’ NAV that is below its Protected NAV.

•	Day 7 (Monday) – Fund receives Protection payment from the Capital Protection Provider, and the Fund liquidates and terminates and pays out a $10.00 Protected NAV to the share class that had a $9.00 NAV. All other share classes are redeemed at $11.00 NAV, plus the Settlement Amount distributed pro rata to their share class.

Opportunity Cost Risk. It is possible that under the terms of the Capital Protection Agreement, the Fund’s allocation to the Equity Component could drop to a low level or be eliminated altogether, especially during periods of heightened volatility in

6 ï Janus Protected Series – Growth

equity markets. This would reduce the Fund’s ability to participate in upward equity market movements, and therefore, represents loss of opportunity compared to a fund that is fully invested in equity securities.

Counterparty Risk (Capital Protection Provider and its Parent Company). A shareholder’s ability to receive the Protected NAV from the Fund is dependent on the Fund’s ability to collect the Settlement Amount from the Capital Protection Provider pursuant to the terms of the Capital Protection Agreement or from the Capital Protection Provider’s parent under a separate parent guaranty. Fund transactions involving a counterparty, such as the Capital Protection Provider, are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. As such, the Fund’s ability to benefit from the Protection may depend on the Capital Protection Provider’s, as well as its parent company’s, financial condition. As an added measure of protection, BNP Paribas, the parent company of the Capital Protection Provider, has issued an absolute, irrevocable and continuing guaranty pursuant to which it guarantees any and all financial obligations of the Capital Protection Provider under the Capital Protection Agreement. There is, however, a risk that the Capital Protection Provider’s parent company may not fulfill its obligations under the guaranty it has issued.

Market Risk. The value of the Fund’s portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager’s belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. The Fund’s use of the risk allocation methodology is intended to protect against significant downward movement of the NAV per share for a share class, particularly in times of heightened volatility in the equity markets, but the methodology may not protect the Fund if equity markets take a sudden and/or significant fall.

Growth Securities Risk. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. The price of a “growth” security may be impacted if the company does not realize its anticipated potential or if there is a shift in the market to favor other types of securities.

Derivatives Risk. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited.

Foreign Exposure Risk. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. The Fund’s investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

Emerging Markets Risk. The risks of foreign investing mentioned above are heightened when investing in emerging markets. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region which could have a negative impact on the Fund’s performance. Some of the risks of investing directly in foreign and emerging market securities may be reduced

7 ï Janus Protected Series – Growth

when the Fund invests indirectly in foreign securities through various other investment vehicles including derivatives, which also involve specialized risks.

Portfolio Turnover Risk. Increased portfolio turnover may result in higher costs, which may have a negative effect on the Fund’s performance. In addition, higher portfolio turnover may result in the acceleration of capital gains and the recognition of greater levels of short-term capital gains, which are taxed at ordinary federal income tax rates when distributed to shareholders. The risk allocation methodology utilized by the Fund may increase the level of portfolio turnover.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The Fund does not have a full calendar year of operations. Performance information for certain periods will be included in the Fund’s first annual and/or semiannual report.

MANAGEMENT

Investment Adviser: Janus Capital Management LLC

Portfolio Manager: Jonathan D. Coleman, CFA, Co-Chief Investment Officer of Janus Capital, is Executive Vice President and Portfolio Manager of the Fund, which he has managed since inception.

PURCHASE AND SALE OF FUND SHARES

Minimum Investment Requirements

To open a new regular Fund account	$2,500

To open a new UGMA/UTMA account, Coverdell Education Savings Account, or a retirement Fund account
• without an automatic investment program	$1,000
• with an automatic investment program of $100 per month	$500

To add to any existing type of Fund account	$100

You may generally purchase, exchange, or redeem Fund Shares on any business day by written request, wire transfer, telephone, and in most cases, online at janus.com/individual. You may conduct transactions by mail (Janus, P.O. Box 173375, Denver, CO 80217-3375), or by telephone at 1-800-525-3713. Purchase, exchange, or redemption requests must be received in good order by the Fund or its agents prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value, including the Protected NAV. The Fund may reject purchases and suspend the payment of redemptions at its option as described in the Prospectus. For additional information, refer to “To Open an Account or Buy Shares,” “To Exchange Shares,” and/or “To Sell Shares” in the Prospectus.

TAX INFORMATION

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

With respect to certain other classes of shares, the Fund and its related companies may pay select broker-dealer firms or other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing a broker-dealer or other intermediary or a salesperson to recommend the Fund over another investment or to recommend one share class over another.

8 ï Janus Protected Series – Growth

Additional information about the Fund

INFORMATION REGARDING THE CAPITAL PROTECTION ARRANGEMENT

The Fund will continuously offer its shares unless and until the Fund’s Board of Trustees determines that it is in the best interest of the Fund and its shareholders to discontinue sales, or until the Capital Protection Agreement is terminated pursuant to its terms (as defined above, the “Termination Date”).

Capital Protection Agreement
The Fund has entered into a Capital Protection Agreement with BNP Paribas Prime Brokerage, Inc., the Capital Protection Provider, pursuant to which the Capital Protection Provider will provide capital protection, initially up to $1.5 billion, to protect against a decrease in the Protected NAV of each share class so long as the terms and conditions of the Capital Protection Agreement are satisfied. BNP Paribas Prime Brokerage, Inc. is a U.S. registered broker-dealer and a member of FINRA.

BNP Paribas, the parent company of the Capital Protection Provider (the “Parent Guarantor”), has issued an irrevocable guaranty (the “Parent Guaranty”) pursuant to which the Parent Guarantor guarantees any and all financial obligations of the Capital Protection Provider under the Capital Protection Agreement. The Parent Guarantor’s guaranty is not an obligation of, or guaranteed by, any affiliate of the Parent Guarantor or other bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency. Under the Parent Guaranty, the Parent Guarantor can assert the same defenses, rights, set offs, or counterclaims as the Capital Protection Provider would have under the Capital Protection Agreement.

The Capital Protection Agreement provides the Fund a certain level of protection subject to the terms and conditions of the agreement. For example, and as described further below, the portfolio manager must manage the Fund’s assets within risk parameters identified by the Capital Protection Provider based on a risk allocation methodology. In addition, the Capital Protection Agreement imposes very specific reporting and monitoring obligations on the Fund, on Janus Capital, and indirectly on the Fund’s custodian. While in some instances the parties will be afforded some opportunity to remedy certain breaches, failure to do so within specified cure periods could result in the termination of the Capital Protection Agreement at the option of the Capital Protection Provider. In the event of termination of the Capital Protection Agreement, the Capital Protection Provider is obligated to pay any Settlement Amount due to the Fund as of the Termination Date. However, the Protection will terminate without any obligation by the Capital Protection Provider to make any payment to the Fund if the termination of the Capital Protection Agreement results from acts or omissions of the Fund, Janus Capital or certain key employees of Janus Capital, or the Fund’s custodian that constitute gross negligence, fraud, bad faith, willful misconduct, or a criminal act that negatively impacts a share class’ NAV. The Fund has delegated to Janus Capital the responsibility for developing internal procedures to ensure compliance with the terms of the Capital Protection Agreement; however, there is no assurance that such procedures will be successful.

As outlined in the Capital Protection Agreement, there are numerous events that can cause the Capital Protection Agreement to terminate, as described further below. In the event of such termination of the Capital Protection Agreement and the subsequent liquidation of the Fund, if a share class’ NAV falls below its Protected NAV, the Capital Protection Provider will make a payment to the Fund equal to the Settlement Amount which is the lesser of (i) the Aggregate Shortfall Amount and (ii) the Maximum Settlement Amount. The Capital Protection Provider’s obligations to the Fund are subject to all of the terms, conditions, and limitations of the Capital Protection Agreement and terminate upon the satisfaction of any settlement owed pursuant to the agreement.

It is important to understand that the Capital Protection Agreement is an agreement between the Fund and the Capital Protection Provider and, for this reason, as a shareholder, you do not have any direct rights or claims against the Capital Protection Provider, the Parent Guarantor, or Janus Capital under the Capital Protection Agreement in the event that the Capital Protection Provider fails to perform its obligations under the agreement. The Settlement Amount under the Capital Protection Agreement is owed directly to the Fund and not the Fund’s shareholders. Therefore, as a shareholder you will not have any action against or recourse to the Capital Protection Provider under the Capital Protection Agreement. Further, no shareholder will have any right to receive payment, or any other rights whatsoever, under the Capital Protection Agreement. Furthermore, Janus Capital does not guarantee and will not indemnify the Fund or its shareholders against any default, including default of any party to the Capital Protection Agreement and/or any third party service provider. Neither the Fund nor Janus Capital will cover any Settlement Amount not paid by the Capital Protection Provider.

To the extent that the introduction of laws or a change of law, in each case, not known as of the date of the Capital Protection Agreement result in a new or increased cost of capital or collateral for the Capital Protection Provider or the Parent

9 ï Janus Investment Fund

Guarantor, the Fund’s Board of Trustees will make a determination whether to approve the Fund paying such increased costs to the Capital Protection Provider or to terminate the Capital Protection Agreement. Such payment of increased costs by the Fund may increase the Fund’s total expense ratio and have a negative impact on performance.

Changes to the Capital Protection Agreement may be made by the Fund’s Board of Trustees without shareholder approval, even to the extent such changes could have a direct or indirect impact on a shareholder’s investment in the Fund. Shareholders will be provided 60 days prior written notice for any changes to the Capital Protection Agreement deemed to be material by the Fund’s Board of Trustees.

The Capital Protection Agreement is a financial product that is intended to protect the Fund against significant market declines and does not in any way constitute any form of insurance. In addition, neither the Capital Protection Provider nor the Parent Guarantor is an insurance company or an insurance provider. Nor is the Capital Protection Provider, the Parent Guarantor, or any of their affiliates acting as an investment adviser or subadviser to the Fund.

The Capital Protection Provider, the Parent Guarantor, or any of their affiliates, have not participated in the organization of the Fund and make no representations regarding the advisability of investing in the Fund.

Duration of the Capital Protection Agreement
The Capital Protection Agreement has an initial term of 10 years, but may be terminated under certain circumstances prior to the expiration of that term as described below. Following the initial 10-year term, the Capital Protection Agreement may be extended at the request of the Fund and with the agreement of the Capital Protection Provider for additional 10-year terms. There is no requirement that the Capital Protection Provider agree to the Fund’s request for an extension. Shareholders will be provided 60 days prior written notice of the termination of the Capital Protection Agreement in the event it is not extended past the initial 10-year term.

Protected NAV
The Protected NAV for each share class is determined based on the highest NAV attained by that share class since its commencement of operations and is determined as of the close of the regular trading session of the New York Stock Exchange (normally 4:00 p.m. New York time) on each day that the New York Stock Exchange is open for trading (the “NAV Calculation Date”). It is important to understand that the Protected NAV is not the amount you paid for your Shares. Once a Protected NAV is established for a share class, it is reduced to account for any dividends, distributions, any extraordinary expenses, and certain extraordinary items. “Extraordinary expenses” include (i) all costs of defending or prosecuting any claim or litigation to which the Fund is a party; (ii) any amount in judgment or settlement or indemnification expenses incurred by the Fund; (iii) any other non-recurring or non-operating expenses; (iv) any payment by the Fund of any liability, expense, or fee of another series of the Trust; and (v) any income taxes. “Extraordinary items” include, but are not limited to, reductions in the Protected NAV resulting from (i) a pricing or trading error; (ii) the bankruptcy, insolvency, reorganization, or default of a contractual counterparty of the Fund, including counterparties to derivatives transactions, and entities that hold cash or other assets of the Fund; and (iii) any realized or unrealized losses on any investments of the Fund in money market funds.

Because the Protected NAV is protection of at least 80% of the highest attained NAV per share for each share class, as adjusted, it is possible that you could lose money; however, the risk allocation methodology is designed so that a shareholder’s initial NAV per share is protected to at least 80% of its value, reduced for dividends, distributions, any extraordinary expenses, and certain extraordinary items. Depending upon when a shareholder invests, the amount of protection may exceed 80% of the shareholder’s initial NAV per share as such protection is based on the highest attained share class NAV of such share class since inception. Only shareholders who hold their shares on the Termination Date are entitled to receive the Protected NAV. The table below is a hypothetical demonstration of how the Protected NAV works (assuming no reduction for dividends, distributions, any extraordinary expenses, and certain extraordinary items, as defined under the Capital Protection Agreement, which, if included, would result in a reduction in the Protected NAV). The information is provided for demonstrative purposes only and does not represent past or future performance of the Fund. Please refer to Appendix A for additional examples of how the Protected NAV is determined and how reductions will affect the Protected NAV.

10 ï Janus Investment Fund

	Net Asset Value ($)		Protected Net Asset Value ($)
Day 1	10.00		8.00

Day 2	9.90	â	8.00	=

Day 3	10.25	á	8.20	á

Day 4	9.80	â	8.20	=

Day 5	9.60	â	8.20	=

Day 6	9.90	á	8.20	=

Day 7	10.10	á	8.20	=

Day 8	10.40	á	8.32	á

Day 9	10.50	á	8.40	á

Day 10	10.30	â	8.40	=

The Protected NAV for each share class will be posted on the Janus website at janus.com/allfunds, or janus.com/advisor/mutual-funds for share classes other than Class D Shares. Any change to the Protected NAV will be updated within one business day. Because any one share class falling below its Protected NAV can alone trigger the Protection and liquidation of the Fund, shareholders should review the Protected NAV for each share class prior to purchasing shares of this Fund, keeping in mind that each share class has different fees and expenses that impact the NAV.

As a shareholder, your minimum protected investment amount is based on the number of shares you own, multiplied by the Protected NAV per share for your class of shares on the Termination Date (the “Protected Amount”). Because the Settlement Amount is calculated based on the share class with the largest shortfall amount, your NAV as of the Termination Date may include a pro rata distribution of the Settlement Amount to all share classes. Because the commitments of the Capital Protection Provider are conditional and limited, there is a possibility that you will not receive your full Protected Amount. Please refer to Appendix A for examples of how Protected Amounts are calculated. In the event that you redeem your Shares prior to the Termination Date, you will receive the then-current NAV per share for your share class, which will be higher than the Protected NAV for your share class but will not include any payment of the Protection.

Maximum Protected Amount
The Capital Protection Agreement currently covers outstanding shares of each class of shares offered by the Fund having an aggregate protected amount (the “Aggregate Protected Amount”) of up to $1.5 billion. If the Aggregate Protected Amount of the Fund exceeds $1.5 billion (the “Maximum Settlement Amount”) without any additional coverage being extended to the Fund, the Capital Protection Provider will have the option to terminate the Capital Protection Agreement. In any event, as the Fund’s assets grow, the Fund intends to take such actions as may be deemed necessary, including limiting purchases, to limit the Aggregate Protected Amount to a level that does not to exceed the Maximum Settlement Amount, but there is no guarantee that such efforts will be successful. To the extent that the Aggregate Protected Amount exceeds the Maximum Settlement Amount, neither the Fund nor Janus Capital is obligated to make any payment to the Fund, or to cover any shortfall.

Maximum Settlement Amount
The Capital Protection Provider’s obligation to pay the Settlement Amount is limited to the Maximum Settlement Amount of $1.5 billion as of the date of this Prospectus. If the Aggregate Protected Amount exceeds $1.5 billion without any additional coverage being extended to the Fund, the Capital Protection Provider will not be liable for any Settlement Amount payment in excess of $1.5 billion and may determine to terminate the Capital Protection Agreement. None of the Fund, Janus Capital, or any affiliate thereof, will be responsible for any portion of the Settlement Amount, including any amounts which may exceed the Maximum Settlement Amount. Therefore, even when the Protection applies, you could lose money. The Fund intends to monitor for this scenario and take such actions as may be deemed necessary, including limiting purchases, to limit the Aggregate Protected Amount so that it does not exceed the Maximum Settlement Amount, but there is no guarantee that such efforts will be successful. The Maximum Settlement Amount may be increased at the discretion of the Capital Protection Provider. While the Maximum Settlement Amount is reviewed periodically to determine whether additional coverage is necessary to protect the Fund’s rising assets, the Capital Protection Provider is not obligated to extend additional coverage to the Fund. In the event that the Capital Protection Provider determines not to increase the Maximum Settlement Amount to

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meet the projected needs of the Fund, the Fund’s Board of Trustees may authorize the Fund to enter into an additional protection agreement with a separate protection provider (which may involve higher fees) or the Fund may be liquidated.

Settlement Amount
Pursuant to the Capital Protection Agreement, in the event that the Protection is triggered, meaning at least one share class’ NAV is below its Protected NAV, the Capital Protection Provider is obligated to pay the Fund the “Settlement Amount,” which is the lesser of (i) the sum of the shortfall amounts per share class (the “Aggregate Shortfall Amount”) and (ii) the Maximum Settlement Amount. For each share class, the shortfall amount is calculated by first establishing, among those share classes that have a NAV below their Protected NAV, the highest percentage difference among all of those share classes between the Protected NAV per share and the current NAV per share, and applying that percentage to each Fund share class’ current NAV per share. The Aggregate Shortfall Amount is thus allocated on a pro rata basis to each share class. As discussed above, the obligations of the Capital Protection Provider are subject to the Fund, Janus Capital, certain key employees of Janus Capital, and the Fund’s custodian complying with the terms, conditions, and limitations as outlined in the Capital Protection Agreement and, upon the occurrence of certain events as described below, such obligations may terminate without the benefit of the Protection.

Under the terms of the Capital Protection Agreement, the Settlement Amount is due from the Capital Protection Provider within three business days after the termination of the agreement, unless there is a “market disruption event” on such business day which may include a trading disruption such as the suspension of trading of various securities, an exchange disruption or, in certain situations, the early closing of an exchange. In such event, the date the Settlement Amount is due and payable will change. The Settlement Amount is generally based on the value of the Fund’s shares on the first business day after the Termination Date, however, a market disruption event could move the valuation date of the shares. If a market disruption event lasts longer than 14 days, the amount a shareholder will collect per share may be less than the Protected NAV for that share class. In addition, the Settlement Amount is determined based on reporting provided by Janus Capital to the Capital Protection Provider which can be disputed by the Capital Protection Provider.

Investment Restrictions
The Fund is subject to conditions within the Capital Protection Agreement that require Janus Capital to provide certain information to the Capital Protection Provider on a daily basis and to comply with certain investment parameters based on the risk allocation methodology when making investment allocation decisions for the Fund. These investment parameters are designed to reduce, but not to eliminate, the risk that the Fund’s assets will be insufficient to permit the Fund to redeem shares at not less than the Protected NAV of a share class on any given day. Specifically, within the parameters of the Fund’s investment strategies, the Fund’s portfolio manager makes investment allocation decisions based on risk parameters identified by the Capital Protection Provider on a daily basis that could limit the amount of the Fund’s assets allocated to the Equity Component. The investment risk parameters are calculated using a methodology that takes into consideration the Fund’s valuation and portfolio holdings information provided by Janus Capital to determine whether the Fund’s assets should be reallocated in order to reduce the Fund’s risk profile. The Fund’s portfolio manager will then determine how to allocate the Fund’s assets between and within the Equity Component and the Protection Component. It is possible that based on equity market conditions and the impact of market conditions on the Fund’s NAV, in order to avoid the termination of the Capital Protection Agreement, the Fund will allocate up to 100% of its assets to the Protection Component or solely to cash and/or cash equivalents, and possibly for an extended period of time, thereby limiting the Fund’s ability to participate in any upward equity market shift. As a result, the Capital Protection Agreement could limit the portfolio manager’s ability to respond to changing equity market conditions. It is important to understand that while the Capital Protection Provider is providing the investment risk parameters based on a risk allocation methodology, the Fund’s portfolio manager determines what investments he believes are appropriate for each component. The percentage of Fund assets that are allocated between the Equity Component and the Protection Component will be available on a monthly basis with a 15-day lag at janus.com/allfunds.

If the Fund, Janus Capital, or the Fund’s custodian fails to provide the required information to the Capital Protection Provider, if the Fund fails to reallocate its assets when its investments fall outside of the prescribed investment parameters, or if Janus Capital does not comply with any other requirements in the Capital Protection Agreement and is unable to remedy such deficiency within a specified period, if any, the Capital Protection Provider has the option to terminate the Capital Protection Agreement (as described further below). Under these circumstances, if the Capital Protection Provider terminates the Capital Protection Agreement, the Fund will liquidate and any Settlement Amount will be determined and paid by the Capital Protection Provider to the Fund. After payment, the Capital Protection Provider will have no further liability to the Fund under the agreement.

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In the event that the Fund’s assets are 100% allocated to the Protection Component or solely to cash and/or cash equivalents for an extended period of time, the Fund’s Board of Trustees may close the Fund to new investments and consider whether any other action is appropriate, including liquidating the Fund or waiving Fund fees.

It is important to understand that the Fund’s use of the risk allocation methodology and the resulting allocation between and within the Equity Component and the Protection Component may cause the Fund to underperform its primary benchmark and/or other similarly situated growth funds. This underperformance may be a result of the portfolio manager’s inability to reallocate Fund assets to respond to rising equity market conditions as quickly as another fund that invests primarily in equity securities. In addition, to maintain compliance with the risk parameters, the Fund may need to liquidate a position to comply with the terms of the Capital Protection Agreement, or forego an investment that could have otherwise contributed to Fund performance. Under certain circumstances, the Capital Protection Agreement may require that all of the Fund’s assets be fully allocated solely to cash and/or cash equivalents, thus limiting the upside potential for Fund returns during this period. The use of the risk allocation methodology may also impact the Fund’s performance in the event that it does not work as intended, potentially subjecting the Fund to additional expenses as a result of increased trading or allocating a larger portion of the Fund’s assets to either the Equity Component or the Protection Component than necessary based on equity market conditions. Because the Fund may reallocate its assets between and within the Equity Component and the Protection Component as frequently as daily, the Fund’s reallocation may cause it to experience an increase in its portfolio turnover rate resulting in higher costs, which may have a negative effect on the Fund’s performance, particularly during periods of relative instability in equity markets. The Fund’s payment of the capital protection fee paid to the Capital Protection Provider may also result in the Fund underperforming its primary benchmark and/or other similarly situated growth funds that do not pay a protection fee.

Termination Events
The Capital Protection Agreement has an initial term of 10 years and may be extended for additional 10-year terms by mutual agreement between the Fund and the Capital Protection Provider. Under certain circumstances, the Capital Protection Agreement may be terminated prior to the expiration of any effective term, as discussed in further detail below, which in any case would become the Termination Date. This Prospectus serves as advance notice of any such liquidation.

•	Termination by the Capital Protection Provider with Protection in Place: The Capital Protection Agreement contains numerous covenants of the Fund and obligations of Janus Capital. Any failure of the Fund, Janus Capital, or the Fund’s custodian to comply with the obligations of the Capital Protection Agreement after the expiration of any applicable remedy period will permit the Capital Protection Provider to terminate the Capital Protection Agreement. In addition, if the NAV of one or more share classes falls below their respective corresponding Protected NAV, the Settlement Amount will be due under the agreement by the Capital Protection Provider and the Capital Protection Agreement will be terminated. There are other events that will also permit the Capital Protection Provider to terminate the Capital Protection Agreement including, but not limited to: (i) any failure of the Fund to comply with the Capital Protection Agreement and applicable law; (ii) any change in the Fund’s investment adviser, portfolio manager, or custodian, and the replacement is not acceptable to the Capital Protection Provider; (iii) a material regulatory event or litigation event with respect to the Fund or Janus Capital; (iv) a failure to pay the capital protection fee or any other obligated payments when due; (v) the failure to meet the requirements for continuous reporting; (vi) unresolved disputes involving reporting requirements between the Capital Protection Provider and Janus Capital, and calculation of any share class’ NAV; (vii) suspension of the publication of the calculation of a share class’ NAV per share; and (viii) the Aggregate Protected Amount exceeds the Maximum Settlement Amount. If the Capital Protection Agreement terminates as a result of any of these instances, any Settlement Amount due under the agreement shall be paid by the Capital Protection Provider. Following the termination of the Capital Protection Agreement and the satisfaction of any Settlement Amount by the Capital Protection Provider, the Capital Protection Provider owes no further duties to the Fund under the Capital Protection Agreement. In the event that any of the foregoing termination events, or any other termination events under the Capital Protection Agreement but not otherwise identified herein occur, it is expected that the Fund will terminate and follow an orderly liquidation process. See Appendix B and the Statement of Additional Information for a list of events that could result in termination of the Capital Protection Agreement, but not a termination of the Capital Protection Provider’s obligation to pay the Settlement Amount due under the agreement.

Although Janus Capital intends to meet all obligations under the Capital Protection Agreement, a failure to fully comply with the terms of the agreement would provide the Capital Protection Provider with the option to terminate the Capital Protection Agreement, resulting in the liquidation of the Fund. In such case, shareholders will receive the higher of the

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then-current NAV per share or the Protected NAV per share for their share class, each of which will include any Settlement Amount due to the Fund. The Settlement Amount payable by the Capital Protection Provider is limited to the Maximum Settlement Amount.

•	Termination by the Capital Protection Provider with NO Protection in Place: If an action or omission on the part of the Fund, Janus Capital or certain key employees of Janus Capital, or the Fund’s custodian is deemed to constitute gross negligence, bad faith, willful misconduct, fraud, or criminal acts which in the Capital Protection Provider’s reasonable judgment materially affects the NAV of any share class of the Fund, the Capital Protection Agreement will terminate and the Protection will be terminated. As a result, the Capital Protection Provider, and therefore the Parent Guarantor, will have no payment obligation to the Fund under the Capital Protection Agreement. The foregoing events are the only contractual events that terminate both the Capital Protection Agreement and the obligation for the Capital Protection Provider to pay the Settlement Amount. Upon the occurrence of any such event, the Fund will be liquidated and shareholders will not receive the Protected NAV but will instead receive the Fund’s then-current NAV at the time their shares are redeemed, which may be lower than the Protected NAV and lower than the price per share of the shareholder’s initial investment. It is important to understand that if an event occurs that results in the termination of the Protection and the Fund is subsequently liquidated, none of the Fund, Janus Capital, or any affiliate thereof, will be responsible for any shortfall between the then-current NAV of any share class and the corresponding Protected NAV. The Capital Protection Provider does not have the right to terminate the Fund, however, and the Fund may, at the discretion of the Fund’s Board of Trustees, continue operations under a new agreement with a different capital protection provider.

•	Termination by the Fund: At the election of the Fund, the Capital Protection Agreement may be terminated upon the occurrence of: (i) an act of bankruptcy, insolvency or reorganization with respect to the Capital Protection Provider or the Parent Guarantor; (ii) a failure by the Parent Guarantor to maintain a specific debt rating; (iii) the Parent Guaranty terminates or is determined to be invalid or unenforceable; (iv) a material regulatory event or litigation event with respect to the Capital Protection Provider or the Parent Guarantor that may affect their respective abilities to perform their obligations under any agreement applicable to the Fund; (v) a material breach of the Capital Protection Agreement by the Capital Protection Provider; or (vi) the determination by the Fund’s Board of Trustees that it is in the best interest of the Fund to terminate the Capital Protection Agreement or to liquidate the Fund. The Protection applies through the Termination Date. Upon the termination of the Capital Protection Agreement under the circumstances described in this paragraph, it is expected that the Fund will follow an orderly liquidation process. In addition, following the termination of the Capital Protection Agreement, the liability of the Capital Protection Provider will be determined and any Settlement Amount will be paid following which the Capital Protection Provider will owe no further duties to the Fund under the Capital Protection Agreement.

Please refer to Appendix B and the Fund’s Statement of Additional Information for additional information relating to the events that would allow the Capital Protection Provider to terminate the Capital Protection Agreement or force the Fund into a portfolio consisting of 100% cash and/or cash equivalents under the Capital Protection Agreement.

In each termination event discussed above, the Fund’s Board of Trustees may consider replacing the Capital Protection Provider, rather than liquidating the Fund in the event the Capital Protection Agreement is terminated. There is no guarantee that the Trustees would be able to locate a suitable replacement for the Capital Protection Provider, or if such an entity could be found, that a replacement agreement could be consummated under substantially the same terms and conditions as the Capital Protection Agreement. In this event, the Fund will be liquidated.

FEES AND EXPENSES

Please refer to the following important information when reviewing the “Fees and Expenses of the Fund” table in the Fund Summary of the Prospectus. The fees and expenses shown for Janus Protected Series – Growth reflect estimated annualized expenses that the Shares expect to incur during the Fund’s initial fiscal year.

•	“Annual Fund Operating Expenses” are paid out of the Fund’s assets and include fees for portfolio management and administrative services, including recordkeeping, accounting, and other shareholder services. You do not pay these fees directly but, as the Example in the Fund Summary shows, these costs are borne indirectly by all shareholders.

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•	The “Management Fee” is the investment advisory fee rate paid by the Fund to Janus Capital. Refer to “Management Expenses” in this Prospectus for additional information with further description in the Statement of Additional Information (“SAI”).

•	“Other Expenses” include the fee paid to the Capital Protection Provider. Because the fee is based on the aggregate protected assets of the Fund, it can fluctuate between 0.60% and 0.75%. “Other Expenses” include an administrative services fee of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services LLC. “Other Expenses” may also include acquired fund fees and expenses (indirect expenses the Fund may incur as a result of investing in the shares of an underlying fund), which are currently estimated to be less than 0.01%. “Acquired Fund” refers to any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period.

•	Janus Capital has contractually agreed until at least February 1, 2013 to waive the Fund’s “Total Annual Fund Operating Expenses” to 1.53%, which reflects the inclusion of the Capital Protection Fee at a maximum annual rate of 0.75%. Because the Capital Protection Fee is based on the aggregate protected assets of the Fund rather than on the Fund’s total net assets, it can fluctuate between 0.60% and 0.75%, thereby resulting in the expense limit fluctuating between 1.38% and 1.53%. The expense limit is described in the “Management Expenses” section of this Prospectus.

•	All expenses in the Fund’s “Fees and Expenses of the Fund” table are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

ADDITIONAL INVESTMENT STRATEGIES AND GENERAL PORTFOLIO POLICIES

The Fund’s Board of Trustees may change the Fund’s investment objective, risk allocation methodology, or non-fundamental principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any such change to the Fund’s objective or principal investment strategies it considers material. If there is a material change to the Fund’s objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

Unless otherwise stated, the following additional investment strategies and general policies apply to the Fund, can be applied to either the Equity Component or the Protection Component, and provide further information including, but not limited to, the types of securities the Fund may invest in when implementing its investment objective. Some of these strategies and policies may be part of a principal strategy. Other strategies and policies may be utilized to a lesser extent. Except for the Fund’s policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities except to meet the requirements of the risk allocation methodology under the Capital Protection Agreement. Changes to the portfolio relating to the allocation between and within the Equity Component and the Protection Component may impact the use of these investment strategies and policies. In addition, the investments that are eligible as investments in the Protection Component can be amended from time to time.

Cash Position
Notwithstanding the Fund’s investments in the Protection Component of its principal investment strategy, the Fund may also increase its cash position when the portfolio manager believes that market conditions are unfavorable for profitable investing, or when he is otherwise unable to locate attractive investment opportunities. In this case, the Fund’s allocation to cash or similar investments is residual and represents the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund’s investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent the Fund invests its uninvested cash through a sweep program (meaning its cash position is pooled with uninvested cash of other funds and invested in certain securities such as repurchase agreements), it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash which may result in delays in redeeming Fund shares if the Fund is in the process of liquidation.

The Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances to meet unusually large redemptions. The Fund’s cash position may also increase

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temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.

Common Stock
As part of the risk allocation methodology, the Fund’s Equity Component is likely to be comprised of common stocks. The portfolio manager generally takes a “bottom up” approach to selecting companies in which to invest. This means that he seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Fund may sell a holding if, among other things, the security reaches the portfolio manager’s price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio manager finds a better investment opportunity. The Fund may also sell a holding to bring the Fund’s risk profile in line with the risk parameters provided by the risk allocation methodology or to meet redemptions.

Foreign Securities
The portfolio manager seeks investments that meet the selection criteria, regardless of where an issuer or company is located. Foreign securities are generally selected on a security-by-security basis without regard to any predetermined allocation among countries or geographic regions. However, based on the risk parameters set forth by the risk allocation methodology, certain factors, such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest, and the Fund may at times have significant foreign exposure, including exposure in emerging markets.

Emerging Markets
The Fund may invest in securities of issuers or companies from one or more “developing countries” or “emerging markets.” Under the Capital Protection Agreement, such countries include, but might not be limited to, Brazil, China, Hong Kong, Israel, Mexico, New Zealand, Singapore, South Korea, Russia, Turkey, Hungary, Vietnam, or South Africa. Countries that are considered “emerging markets” may change at any time without prior notice to shareholders. A summary of the Fund’s investments by country is contained in the Fund’s shareholder reports and in the Fund’s Form N-Q reports, which are filed with the Securities and Exchange Commission when available.

Illiquid Investments
Although the Fund intends to invest in liquid securities, it may hold up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of Securities and Exchange Commission regulations (these are known as “restricted securities”). Under procedures adopted by the Fund’s Board of Trustees, certain restricted securities that are determined to be liquid will not be counted toward this 15% limit.

Portfolio Turnover
The risk allocation methodology utilized by the Fund seeks to allocate the Fund’s assets between and within the Equity Component and the Protection Component in a manner designed to minimize the effect of equity market volatility on the Fund. As a result, and as market conditions change, the risk parameters within which the portfolio manager must manage the Fund will vary over time; therefore, the Fund’s allocation to each investment component could change as frequently as daily, resulting in a higher portfolio turnover rate than other mutual funds. In general, however, the Fund intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term gains. Short-term transactions may also result from changes in the Fund’s risk profile, liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund’s investments, and the investment style of the portfolio manager. Changes are normally made in the Fund’s portfolio whenever the portfolio manager believes such changes are desirable, as well as in response to the risk allocation methodology. Portfolio turnover rates are generally not a factor in making buy and sell decisions. Due to the nature of the securities in

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which it can invest and the risk allocation methodology, the Fund may have relatively high portfolio turnover compared to other funds.

Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover also may have a negative effect on the Fund’s performance.

Short Sales
The Fund may engage in short sales. A short sale is generally a transaction in which the Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, the Fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, the Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and the Fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, the Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the Fund may be required to pay in connection with a short sale. Such payments may result in the Fund having higher expenses than a fund that does not engage in short sales and may negatively affect the Fund’s performance.

The Fund may also enter into short positions through derivative instruments such as options contracts and futures contracts which may expose the Fund to similar risks. To the extent that the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited.

Due to certain foreign countries’ restrictions, the Fund will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, the Fund’s ability to fully implement a short selling strategy that could otherwise help the Fund pursue its investment goals may be limited.

Although Janus Capital believes that its rigorous “bottom up” approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach when engaging in short sales.

U.S. Government Securities
The Fund may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the “full faith and credit” of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Although they are high-quality, such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.

Other Types of Investments
Unless otherwise stated within its specific investment policies, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the “Glossary of Investment Terms.” These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund’s assets or reducing risk; however, they may not achieve the Fund’s investment objective. These securities and strategies may include:

•	debt securities (such as bonds, notes, and debentures)

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•	exchange-traded funds
•	securities purchased on a when-issued, delayed delivery, or forward commitment basis
•	non-U.S. Government securities

ADDITIONAL RISKS OF THE FUND

The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Fund. To varying degrees, the Fund may invest in stocks, bonds, alternative strategy investments, and money market instruments or cash/cash equivalents. In addition to the principal risks of the Fund which are summarized in the Fund Summary section, the Fund may be subject to additional risks as a result of additional investment strategies and general policies that may apply to the Fund. The following information is intended to help you better understand some of the risks of investing in the Fund. The impact of the following risks on the Fund may vary depending on the Fund’s investments. The greater the Fund’s investment in a particular security, the greater the Fund’s exposure to the risks associated with that security. Further, the Fund may be subject to additional risks other than those described below because the types of investments made by the Fund can change over time. Before investing in the Fund, you should consider carefully the risks that you assume when investing in the Fund.

Credit Quality Risks. Through the Fund’s investments in fixed-income securities, the Fund is subject to the risks associated with the credit quality of the issuers of those fixed-income securities. Credit quality measures the likelihood that the issuer or borrower will meet its obligations on a bond. One of the fundamental risks is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due, or default on its obligations. Higher credit risk may negatively impact the Fund’s returns and yield. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

Many fixed-income securities receive credit ratings from services such as Standard & Poor’s, Fitch, and Moody’s. These services assign ratings to securities by assessing the likelihood of issuer default. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated instruments and securities generally pay interest at a higher rate to compensate for the associated greater risk. Interest rates can fluctuate in response to economic or market conditions which can result in fluctuation in the price of a security and impact your return and yield. If a security has not received a rating, the Fund must rely upon Janus Capital’s credit assessment, which can also impact the Fund’s return and yield. Please refer to the “Explanation of Rating Categories” section of the SAI for a description of bond rating categories.

Emerging Markets Risk. The Fund may invest in securities of issuers or companies from one or more “developing countries” or “emerging markets.” Under the Capital Protection Agreement, such countries include, but might not be limited to, Brazil, China, Hong Kong, Israel, Mexico, New Zealand, Singapore, South Korea, Russia, Turkey, Hungary, Vietnam, or South Africa. Countries that are considered “emerging markets” may change at any time without prior notice to shareholders. To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The price of investments in emerging markets can experience sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. The securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region which could have a negative impact on the Fund’s performance. The Fund may be subject to emerging markets risk to the extent that it invests in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets. Some of the risks of investing directly in foreign and emerging market securities may be reduced when the Fund invests indirectly in foreign securities through various other investment vehicles including derivatives, which also involve specialized risks.

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Fixed-Income Securities Risk. The Fund may invest in a variety of fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Fund’s net asset value to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in the Fund having to reinvest its proceeds in lower yielding securities. Securities underlying mortgage- and asset-backed securities, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

Foreign Exposure Risks. The Fund may invest in foreign securities, including “emerging markets,” either indirectly through various derivative instruments (including, but not limited to, participatory notes, depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets. Investments in foreign securities, including securities of foreign and emerging markets governments, may involve greater risks than investing in domestic securities because the Fund’s performance may depend on factors other than the performance of a particular company. These factors include:

•	Currency Risk. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.

•	Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of the Fund’s assets from that country. In addition, the economies of emerging markets may be predominately based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

•	Regulatory Risk. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

•	Foreign Market Risk. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. These securities markets may trade a small number of securities, may have a limited number of issuers and a high proportion of shares, or may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. It is also possible that certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements which could also have a negative effect on the Fund. Such factors may hinder the Fund’s ability to buy and sell emerging market securities in a timely manner, affecting the Fund’s investment strategies and potentially affecting the value of the Fund.

•	Geographical Investment Risk. To the extent that the Fund invests a significant portion of its assets in a particular country or geographic region, the Fund will generally have more exposure to certain risks due to possible political, economic, social, or regulatory events in that country or region. Adverse developments in certain regions could also

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adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Fund’s performance.

•	Transaction Costs. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

Growth Securities Risk. The Fund invests in companies after assessing their growth potential. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If the portfolio manager’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.

High-Yield/High-Risk Bond Risk. High-yield/high-risk bonds (or “junk” bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor’s, Fitch, and Moody’s or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

The secondary market on which high-yield securities are traded is less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Secondary markets for high-yield securities are less liquid than the market for investment grade securities; therefore, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

Please refer to the “Explanation of Rating Categories” section of the SAI for a description of bond rating categories.

Industry Risk. Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund’s investments, if any, in multiple companies in a particular industry increase the Fund’s exposure to industry risk.

Interest Rate Risk. Generally, a fixed-income security will increase in value when prevailing interest rates fall and decrease in value when prevailing interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices and floating rate debt security prices are generally less directly responsive to interest rate changes than investment grade issues or comparable fixed rate securities, and may not always follow this pattern. The Fund manages interest rate risk by varying the average-weighted effective maturity of the portfolio to reflect its analysis of interest rate trends and other factors. The Fund’s average-weighted effective maturity will tend to be shorter when the portfolio manager expects interest rates to rise and longer when the portfolio manager expects interest rates to fall. The Fund may also use futures, options, and other derivatives to manage interest rate risk.

Management Risk. The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results.

Because the Fund may invest substantially all of its assets in common stocks, a main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund’s share price may also decrease.

The Fund may use short sales, futures, options, and other derivative instruments individually or in combination to “hedge” or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that the portfolio manager’s use of derivative investments will benefit the Fund. The Fund’s performance could be worse than if the Fund had not used such instruments. Use of such investments may instead increase risk to the Fund, rather than reduce risk.

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The Fund’s performance may also be significantly affected, positively or negatively, by the portfolio manager’s use of certain types of investments, such as foreign (non-U.S.) securities, non-investment grade bonds (“junk bonds”), initial public offerings (“IPOs”), or securities of companies with relatively small market capitalizations. Note that the portfolio manager’s use of IPOs and other types of investments may have a magnified performance impact on the Fund due to its small asset base and the Fund may not experience similar performance as its assets grow.

Market Risk. The value of the Fund’s portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager’s belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund’s portfolio decreases, the Fund’s net asset value will also decrease, which means you may lose money. Further, the Fund’s use of the risk allocation methodology is intended to protect against significant downward movement of the NAV per share, particularly in times of heightened volatility in the equity markets but the methodology may not protect the Fund if equity markets take a sudden and/or significant fall. Because the NAV per share for a share class is protected to at least 80%, and not 100%, of its highest attained NAV since the inception of the share class (as reduced to account for dividends, distributions, any extraordinary expenses, and certain extraordinary items), it is possible that in the event that equity markets fall and the Protection is triggered, you could lose money.

It is also important to note that recent events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these measures will not have an adverse effect on the value or marketability of securities held by the Fund, including potentially limiting or completely restricting the ability of the Fund to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known. To the extent these or other legislative or regulatory changes not known as of the Fund’s inception result in the imposition or increase in capital or collateral required by the Capital Protection Provider or the Parent Guarantor, the Fund’s Board of Trustees may approve additional costs to be paid by the Fund to continue the Capital Protection Agreement or may terminate the agreement.

Other Counterparty Risk. In addition to the counterparty risk associated with the Capital Protection Provider and Parent Guarantor, the Fund may also be exposed to counterparty risk through participation in various programs including, but not limited to, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a

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counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties. Under the terms of the Capital Protection Agreement, the Protected NAV of each share class will be reduced by any reductions in the NAV per share resulting from such events as, but not limited to, (i) the bankruptcy, insolvency, reorganization or default of a contractual counterparty of the Fund, including counterparties to derivatives transactions, and entities that hold cash or other assets of the Fund; (ii) any trade or pricing error of the Fund; and (iii) any realized or unrealized losses on any investment of the Fund in money market funds.

Small- and Mid-Sized Companies Risk. The Fund’s investments in securities issued by small- and mid-sized companies, which tend to be smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. For example, while small- and mid-sized companies may realize more substantial growth than larger or more established issuers, they may also suffer more significant losses as a result of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger companies, which could have a significant adverse effect on the Fund’s returns, especially as market conditions change.

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Management of the Fund

INVESTMENT ADVISER

Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund. Janus Capital is responsible for the day-to-day management of the Fund’s investment portfolio and furnishes continuous advice and recommendations concerning the Fund’s investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of the Fund.

Janus Capital (together with its predecessors) has served as investment adviser to Janus mutual funds since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts and other unregistered products.

Janus Capital furnishes certain administrative, compliance, and accounting services for the Fund and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Fund and pays the salaries, fees, and expenses of all Fund officers (with some shared expenses with the Janus funds of compensation payable to the funds’ Chief Compliance Officer and compliance staff) and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the members of the Board of Trustees (“Trustees”) are “interested persons” of Janus Capital as that term is defined by the Investment Company Act of 1940, as amended (the “1940 Act”), therefore, none of the Trustees are paid by Janus Capital.

MANAGEMENT EXPENSES

The Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including administrative services fees payable pursuant to the Transfer Agency Agreement, any other transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, the capital protection fee, and Independent Trustees’ fees and expenses. The Fund’s investment advisory fee is calculated daily and paid monthly. The Fund’s advisory agreement details the investment advisory fee and other expenses that the Fund must pay.

The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

The rate shown is a fixed rate based on the Fund’s average daily net assets.

Contractual
	Average Daily	Investment
	Net Assets	Advisory Fee (%)
Fund Name	of the Fund	(annual rate)
Janus Protected Series – Growth(1)	All Asset Levels	0.64

(1)	Janus Capital has agreed to waive the Fund’s total annual fund operating expenses (excluding administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain level until at least February 1, 2013. Application of the expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the “Fees and Expenses of the Fund” table in the Fund Summary of the Prospectus, and additional information is included under “Expense Limitation” below. The waiver is not reflected in the contractual fee rate shown.

A discussion regarding the basis for the Trustees’ approval of the Fund’s investment advisory agreement will be included in the Fund’s next annual or semiannual report to shareholders, following such approval. You can request the Fund’s annual or semiannual reports (as they become available), free of charge, by contacting a Janus representative at 1-800-525-3713. The reports are also available, free of charge, at janus.com/reports.

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Expense Limitation
Janus Capital has contractually agreed to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee and the capital protection fee, but excluding administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of the Fund, see the “Fees and Expenses of the Fund” table in the Fund Summary of the Prospectus. Janus Capital has agreed to continue the waiver until at least February 1, 2013.

Fund Name	Expense Limit Percentage (%)
Janus Protected Series – Growth	1.38 - 1.53*

*	Varies based on the amount of the Capital Protection Fee.

Capital Protection Arrangement
BNP Paribas Prime Brokerage, Inc., a U.S. registered broker-dealer and a member of FINRA, is the Fund’s Capital Protection Provider. Pursuant to the Capital Protection Agreement, the Capital Protection Provider has agreed to provide capital protection to protect against a decrease in the NAV per share for each share class of the Fund below 80% of the highest NAV per share for the share class attained since the inception of the share class, reduced for dividends, distributions, any extraordinary expenses, and certain extraordinary items, provided the terms and conditions of the Capital Protection Agreement are satisfied and the agreement is not otherwise void. For this capital protection, the Fund pays the Capital Protection Provider, under the Capital Protection Agreement, a fee equal to 0.75% of the Aggregate Protected Amount, which is calculated daily and paid monthly. Because the Capital Protection Fee is based on the aggregate protected assets of the Fund rather than on the Fund’s total net assets, it can fluctuate between 0.60% and 0.75%.

BNP Paribas, the Parent Guarantor and the Capital Protection Provider’s ultimate parent company, has provided an irrevocable guaranty pursuant to which it guarantees any and all financial obligations of the Capital Protection Provider to pay or deliver payment on its obligations under the Capital Protection Agreement to the extent that the Capital Protection Provider is obligated to pay. The Capital Protection Provider is a subsidiary of the Parent Guarantor and is a U.S. registered broker-dealer. Under the Parent Guaranty, the Parent Guarantor can assert the same defenses, rights, set offs, or counterclaims as the Capital Protection Provider would have under the Capital Protection Agreement.

Neither the Capital Protection Provider nor the Parent Guarantor is an insurance company or an insurance provider. Nor is the Capital Protection Provider, the Parent Guarantor, or any of their affiliates acting as an investment adviser or subadviser to the Fund. The Settlement Amount under the Capital Protection Agreement is owed directly to the Fund and not the Fund’s investors. Therefore, as a shareholder you will not have any action against or recourse to the Capital Protection Provider or the Parent Guarantor. Further, no shareholder will have any right to receive payment, or any other rights whatsoever, under the Capital Protection Agreement or the Parent Guaranty.

Neither the Capital Protection Provider, the Parent Guarantor, nor any of their affiliates, have participated in the organization of the Fund nor do they make any representations regarding the advisability of investing in the Fund.

The Capital Protection Provider’s audited Statement of Financial Condition for the fiscal year ended December 31, 2010 is included as an exhibit to the Fund’s registration statement. You may request a copy of the most recent Statement of Financial Condition of the Capital Protection Provider, free of charge, by calling Janus Capital at 1-800-525-3713.

INVESTMENT PERSONNEL

Janus Protected Series – Growth
Jonathan D. Coleman, CFA, is Co-Chief Investment Officer of Janus Capital. He is Executive Vice President and Portfolio Manager of Janus Protected Series – Growth, which he has managed since inception. Mr. Coleman is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1994 as a research analyst. Mr. Coleman holds a Bachelor’s degree in Political Economy and Spanish from Williams College, where he was a member of Phi Beta Kappa. As a Fulbright Fellow, he conducted research on economic integration in Central America. Mr. Coleman holds the Chartered Financial Analyst designation.

Information about the portfolio manager’s compensation structure and other accounts managed is included in the SAI.

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Conflicts of Interest
Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). These conflicts are directly relevant for the Fund given that the Fund’s portfolio manager also manages another Janus fund with a similar investment objective but without a Protected NAV such as that provided for the Fund under the Capital Protection Agreement. In addition, the other fund managed by the Fund’s portfolio manager has a performance-based investment advisory fee. Additionally, Janus Capital is the adviser to the Janus “funds of funds,” which are funds that invest primarily in other mutual funds managed by Janus Capital. To the extent that the Fund is an underlying fund in a Janus “fund of funds,” a potential conflict of interest arises when allocating the assets of the Janus “fund of funds” to the Fund. Purchases and redemptions of fund shares by a Janus “fund of funds” due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund’s transaction costs. Pursuant to the terms of the Capital Protection Agreement, any such taxes could have the effect of reducing the Protected NAV of each share class thereby reducing the amount of protection afforded to the Fund. In addition, large redemptions by a Janus “fund of funds” may cause a fund’s expense ratio to increase due to a resulting smaller asset base. To the extent that a Janus “fund of funds” invests in the Fund, it will be treated like any other shareholder of the Fund and will receive its proportionate share of any Settlement Amount paid to the Fund to the extent the Protection is triggered. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Fund’s SAI.

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Other information

PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought in several state and federal jurisdictions against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, two of which still remain: (i) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders against JCGI and Janus Capital (First Derivative Traders et al. v. Janus Capital Group, Inc. et al., U.S. District Court, District of Maryland, MDL 1586, formerly referred to as Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818); and (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518).

In the First Derivative Traders case (action (i) above), a Motion to Dismiss was previously granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit (“Fourth Circuit”). In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the trial court for further proceedings. In June 2010, the United States Supreme Court agreed to review the Fourth Circuit’s decision. As a result of these developments at the Supreme Court, the trial court has stayed all further proceedings until the Supreme Court rules on the matter. In the Steinberg case (action (ii) above), the trial court entered an order on January 20, 2010, granting Janus Capital’s Motion for Summary Judgment and dismissing the remaining claims asserted against the company. However, in February 2010, Plaintiffs appealed the trial court’s decision with the Fourth Circuit.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

DISTRIBUTION OF THE FUND

The Fund is distributed by Janus Distributors LLC (“Janus Distributors”), which is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.

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Distributions and taxes

DISTRIBUTIONS

To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Fund’s income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as “qualified dividend income,” which is generally subject to reduced rates of taxation. Net realized long-term capital gains, if any, are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Any distributions in excess of the Fund’s net investment income and net capital gains would be considered a nontaxable return of capital, with any amount in excess of basis treated as a gain on the disposition of the Fund. Distributions are made at the class level, so they may vary from class to class within the Fund.

Because the payment of dividends and distributions could have the effect of reducing the Fund’s NAV as a result of the reduction in the aggregate value of the Fund’s assets, any such distribution made during the term of the Capital Protection Agreement, including those made before you became a shareholder, will reduce the Protected NAV of each share class and therefore the amount of protection afforded to the Fund by the Capital Protection Provider. This means that the Protected NAV could be less than 80% of the highest previously attained NAV. Janus Capital intends to estimate dividends payable prior to any distribution date in an effort to minimize the impact of such distributions to the Protected NAV. There is no guarantee that Janus Capital will be successful in doing so. Incorrect estimates could impact the dividend calculation methodology and affect the Protected NAV per share.

Distribution Schedule
Dividends from net investment income and distributions of capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well.

How Distributions Affect the Fund’s NAV
Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Fund’s daily net asset value (“NAV”). The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund’s share price was $10.00 on December 30, the Fund’s share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations. Please refer to Appendix A for additional examples of how distributions will affect the Protected NAV.

“Buying a Dividend”
If you purchase shares of the Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as “buying a dividend.” In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. You should consult with your tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact a Janus representative at 1-800-525-3713. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

DISTRIBUTION OPTIONS

When you open an account, it will automatically provide for reinvestment of all distributions. If you have a non-retirement account, you may change your distribution option at any time by logging on to janus.com/individual, by calling a Janus representative, or by writing to the Fund at one of the addresses listed in the Shareholder’s Manual section of this Prospectus. The Fund offers the following options:

Reinvestment Option. You may reinvest your income dividends and capital gains distributions in additional shares.

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Cash Option. You may receive your income dividends and capital gains distributions in cash.

Reinvest and Cash Option. You may receive either your income dividends or capital gains distributions in cash and reinvest the other in additional shares.

Redirect Option. You may direct your dividends or capital gains distributions to purchase shares of another Janus fund.

The Fund reserves the right to reinvest undeliverable and uncashed dividend and distribution checks into your open non-retirement account at the NAV next computed after the check is cancelled. Subsequent distributions may also be reinvested. For more information, refer to “Distributions.”

TAXES

As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, including the Fund’s redemption of shares made as part of liquidation of the Fund, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

Taxes on Distributions
Distributions by the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of the Fund’s income) may be exempt from state and local taxes. The Fund’s net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although the Fund’s total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.

Distributions made by the Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.

Generally, withdrawals from qualified plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1/2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your tax adviser.

The Fund may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

Please refer to Appendix A for additional examples of how taxes on distributions will affect the Protected NAV.

Taxation of the Fund
Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

Certain fund transactions may involve short sales, futures, options, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the

28 ï Janus Investment Fund

character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Fund will monitor its transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible. Certain transactions or strategies utilized by the Fund may generate nonqualified income that can impact an investor’s taxes.

The federal income tax treatment of any payment made by the Capital Protection Provider to the Fund is uncertain. The Fund intends to take the position that the right to receive a payment from the Capital Protection Provider is itself a capital asset and that in the event the Protection is triggered and cash is received by the Fund, the Protection payment will be considered a capital gain to the Fund; however, it is possible that some or all of the Protection payment could be treated as ordinary income. It is expected the Protection payment will be part of the redemption proceeds paid out to shareholders as part of the Fund liquidation. In such an event, the Protection payment would be part of the final distribution of the Fund and the shareholders will receive the full value of the Protection amount in the form of a final distribution and redemption proceeds. Any amount distributed to shareholders as a final distribution for the Fund as part of the liquidation would be taxed at the appropriate rate depending on its classification.

The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code, including the distribution each year of all its net investment income and net capital gains. It is important that the Fund meets these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities. Any tax liability of the Fund that accrues during the term of the Capital Protection Agreement, including taxes that accrued before you became a shareholder, will reduce the Protected NAV for each share class and therefore the amount of protection afforded to the Fund by the Capital Protection Provider.

29 ï Janus Investment Fund

Shareholder’s manual

This Shareholder’s Manual is for those shareholders investing directly with the Fund. This section will help you become familiar with the different types of accounts you can establish with Janus. It also explains in detail the wide array of services and features you can establish on your account, as well as describes account policies and fees that may apply to your account. Account policies (including fees), services, and features may be modified or discontinued without shareholder approval or prior notice.

DOING BUSINESS WITH JANUS

The Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. The Shares are available only to investors who held accounts directly with the Janus funds as of July 6, 2009, and to immediate family members or members of the same household of an eligible individual investor. Under certain limited circumstances, shareholders of other Janus share classes who no longer wish to hold shares through an intermediary may be eligible to purchase Class D Shares.

In addition, directors, officers, and employees of JCGI and its affiliates, as well as Trustees and officers of the Fund, may purchase Class D Shares. Under certain circumstances, where there has been a change in the form of ownership due to, for example, mandatory retirement distributions, legal proceedings, estate settlements, or the gifting of Shares, the recipient of Class D Shares may continue to purchase Class D Shares.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. You should carefully consider which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment. If you would like additional information about the other available share classes, please call 1-800-525-3713.

Online – janus.com – 24 hours a day, 7 days a week

At janus.com/individual* existing shareholders can:

•	Open the following types of accounts: individual, joint, UGMA/UTMA, Traditional and Roth IRAs, Simplified Employee Pension (“SEP”) IRAs, and Coverdell Education Savings Accounts
•	Review your account or your complete portfolio
•	Buy, exchange, and sell Janus funds
•	View your personalized performance
•	Obtain Fund information and performance
•	Update personal information
•	Receive electronic daily, quarterly, and year-end statements, semiannual and annual reports, prospectuses, and tax forms

*	Certain account or transaction types may be restricted from being processed through janus.com. If you would like more information about these restrictions, please contact a Janus representative.

Janus XpressLinetm 1-888-979-7737 • 24-hour automated phone system Janus Representatives 1-800-525-3713 TDD For the speech and hearing impaired. 1-800-525-0056	Mailing Address Janus P.O. Box 173375 Denver, CO 80217-3375 For Overnight Mail Janus 720 S. Colorado Blvd., Suite 290A Denver, CO 80246-1929

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MINIMUM INVESTMENTS*

To open a new regular Fund account	$2,500

To open a new UGMA/UTMA account, Coverdell Education Savings Account, or a retirement Fund account
• without an automatic investment program	$1,000
• with an automatic investment program of $100 per month	$500

To add to any existing type of Fund account	$100

*	The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part. Participants in certain retirement plans, including but not limited to, Janus prototype Money Purchase Pension and Profit Sharing plans, SEP IRAs, SAR SEP IRAs, or outside qualified retirement plans, may not be subject to the stated minimums. Employees of Janus Capital, its wholly-owned subsidiaries, INTECH, and Perkins may open Fund accounts for $100.

Minimum Investment Requirements
Due to the proportionately higher costs of maintaining small accounts, the Fund reserves the right to deduct an annual $25 minimum balance fee per Fund account with values below the minimums described under “Minimum Investments” or to close Fund accounts valued at less than $100. This policy may not apply to accounts that fall below the minimums solely as a result of market value fluctuations or to those accounts not subject to a minimum investment requirement. The fee or account closure will occur during the fourth quarter of each calendar year. You may receive written notice before we charge the $25 fee or close your account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of the fee being charged or the redemption.

TYPES OF ACCOUNT OWNERSHIP

Please refer to janus.com/individual or an account application for specific requirements to open and maintain an account.

Individual or Joint Ownership
Individual accounts are owned by one person. Joint accounts have two or more owners.

Trust
An established trust can open an account. The names of each trustee, the name of the trust, and the date of the trust agreement must be included on the application.

Business Accounts
Corporations and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of the partnership.

TAX-DEFERRED ACCOUNTS

Please refer to janus.com/individual or an account application for specific requirements to open and maintain an account. Certain tax-deferred accounts can only be opened and maintained via written request. Please contact a Janus representative for more information.

If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. The types of tax-deferred accounts that may be opened with Janus are described below. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account. You may initiate a rollover or a transfer of assets from certain tax-deferred accounts via janus.com/individual.

Investing for Your Retirement
Please visit janus.com/individual or call a Janus representative for more complete information regarding the different types of IRAs available. Distributions from these plans may be subject to income tax and generally to an additional tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose.

Traditional and Roth IRAs
Both IRAs allow most individuals with earned income to contribute up to the lesser of $5,000 or 100% of compensation, with future years increased by cost-of-living adjustments. In addition, IRA holders age 50 or older may contribute $1,000 more than these limits.

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Simplified Employee Pension (“SEP”) IRA
This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a “SEP-IRA”) to be set up for each SEP participant.

Profit Sharing or Money Purchase Pension Plans
These plans are open to corporations, partnerships, and small business owners (including sole proprietors) for the benefit of their employees and themselves. You may only open and maintain this type of account via written request. Please contact a Janus representative for more information.

ACCOUNTS FOR THE BENEFIT OF A CHILD

Custodial Accounts (UGMA or UTMA)
An UGMA/UTMA account is a custodial account managed for the benefit of a minor.

Coverdell Education Savings Account
This tax-deferred plan allows individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are generally tax-free when used for qualified education expenses.

Please refer to the following for information regarding opening an account and conducting business with Janus. With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

TO OPEN AN ACCOUNT OR BUY SHARES

Certain tax-deferred accounts can only be opened and maintained via written request. Please contact a Janus representative for more information.

Online

•	You may open a new Fund account or you may buy shares in an existing Fund account. You may elect to have Janus electronically withdraw funds from your designated bank account. You may initiate a rollover or a transfer of assets from certain tax-deferred accounts via janus.com/individual. A real-time confirmation of your transaction will be provided via janus.com/individual.

By Telephone

•	For an existing account, you may use Janus XpressLine™ to buy shares 24 hours a day, or you may call a Janus representative during normal business hours. Janus will electronically withdraw funds from your designated bank account.

•	You may also buy shares by wiring money from your bank account to your Fund account. For wiring instructions, call a Janus representative.

By Mail/In Writing

•	To open your Fund account, complete and sign the appropriate application. Make your check payable to Janus or elect a one-time electronic withdrawal from your bank account as noted on the appropriate application.

•	To buy additional shares, complete the remittance slip accompanying your confirmation statement. If you are making a purchase into a retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution. Send your check and remittance slip or written instructions to the address listed on the slip.

By Automated Investments

•	To buy additional shares through the Automatic Investment Program, you select the frequency with which your money ($100 minimum) will be electronically transferred from your bank account to your Fund account. Certain tax-deferred accounts are not eligible for automated investments.

•	You may buy additional shares using Payroll Deduction if your employer can initiate this type of transaction. You may have all or a portion of your paycheck ($100 minimum) invested directly into your Fund account.

Note:	For more information, refer to “Paying for Shares.”

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TO EXCHANGE SHARES*

Online

•	Exchanges may be made online at janus.com/individual.

By Telephone

•	Generally all accounts are automatically eligible to exchange shares by telephone. To exchange all or a portion of your shares into any other available Janus fund, call Janus XpressLine™ or a Janus representative.

By Mail/In Writing

•	To request an exchange in writing, please follow the instructions in “Written Instructions.”

By Systematic Exchange

•	You determine the amount of money you would like automatically exchanged from one Fund account to another on any day of the month.

* Only shareholders who hold their Shares on the Termination Date are covered by the Protection.

Note:	For more information, refer to “Exchanges.”

TO SELL SHARES*

Online

•	Redemptions may be made online at janus.com/individual.

By Telephone

•	Generally all accounts are automatically eligible to sell shares by telephone. To sell all or a portion of your shares, call Janus XpressLine™ or a Janus representative. The Fund reserves the right to limit the dollar amount that you may redeem from your account by telephone.

By Mail/In Writing

•	To request a redemption in writing, please follow the instructions in “Written Instructions.”

By Systematic Redemption

•	This program allows you to sell shares worth a specific dollar amount from your Fund account on a regular basis.

* Only shareholders who hold their Shares on the Termination Date are covered by the Protection.

Note:	For more information, refer to “Payment of Redemption Proceeds.”

PRICING OF FUND SHARES

The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. The Fund’s NAV is calculated as of the close of the regular trading session of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time) each day that the NYSE is open (“business day”). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of the Fund’s holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem the Fund’s Shares.

All purchases, exchanges, and redemptions will be duly processed at the NAV as described under “Policies in Relation to Transactions” after your request is received in good order by the Fund or its agents.

Securities held by the Fund are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Fund’s Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific

33 ï Janus Investment Fund

development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities. The Fund may use systematic fair valuation models provided by independent pricing services to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. The Capital Protection Agreement will be fair valued on a daily basis in accordance with the Fund’s Fair Valuation Procedures. Factors considered in determining a fair value are expected to be based on standard option pricing models which take into account, among other factors, market volatility, whether a shortfall exists or is likely to occur, and the amount and timing of any payments owed.

Due to the subjective nature of fair value pricing, the Fund’s value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of the Fund’s portfolio securities and the reflection of such change in the Fund’s NAV, as further described in the “Excessive Trading” section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as “stale pricing”). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund’s valuation of a security is different from the security’s market value, short-term arbitrage traders buying and/or selling Shares of the Fund may dilute the NAV of the Fund, which negatively impacts long-term shareholders. The Fund’s fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

Policies in Relation to Transactions
All requests, including but not limited to, exchanges between the Fund and other Janus funds, purchases by check or automated investment, wire transfers, and ACH transfer, must be received in good order by the Fund or its agents prior to the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) in order to receive that day’s NAV. Transaction requests submitted in writing and mailed to Janus’ P.O. Box, once delivered, are considered received for processing the following business day. Transactions involving funds which pay dividends will generally begin to earn dividends, as applicable, on the first bank business day following the date of purchase.

ADMINISTRATIVE SERVICES FEES

The Fund pays an annual administrative services fee of 0.12% of net assets of Class D Shares. These administrative services fees are paid by the Shares of the Fund for shareholder services provided by Janus Services LLC.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

With respect to other share classes not offered in this Prospectus, Janus Capital or its affiliates may pay, from their own assets, selected brokerage firms or other financial intermediaries that sell the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.

In addition, with respect to other share classes not offered in this Prospectus, Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

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Further, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such intermediaries to raise awareness of the Fund. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

The receipt of (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds’ shares over sales of another Janus funds’ share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary’s organization.

From time to time, certain financial intermediaries approach Janus Capital to request that Janus Capital make contributions to certain charitable organizations. In these cases, Janus Capital’s contribution may result in the financial intermediary, or its salespersons, recommending Janus funds over other mutual funds (or non-mutual fund investments).

The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Fund and, if applicable, when considering which share class of the Fund is most appropriate for you.

PAYING FOR SHARES

Please note the following when purchasing Shares:

•	Cash, credit cards, third party checks (with certain limited exceptions), travelers cheques, credit card checks, line of credit checks, or money orders will not be accepted.

•	All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks or an accepted Canadian bank.

•	Purchases initiated using a bill-pay service (or an equivalent) and presented either electronically or in the form of a check are considered direct deposit transactions.

•	When purchasing Shares through the Automatic Investment Program, if no date or dollar amount is specified on your application, investments of $100 will be made on the 20th of each month. Your first automatic investment may take up to two weeks to establish. If the balance in the Janus fund account you are buying into falls to zero as the result of a redemption or exchange, your Automatic Investment Program will be discontinued.

•	We may make additional attempts to debit your predesignated bank account for automated investments that initially fail. You are liable for any costs associated with these additional attempts. If your automated investment fails, you may purchase Shares of the Fund by submitting good funds via another method accepted by the Fund (e.g., by wire transfer). In this case, your purchase will be processed at the next NAV determined after we receive good funds, not at the NAV available as of the date of the original request.

•	The Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. In the event of liquidation of the Fund, it is expected that the Fund will reject purchases into the Fund. The Fund is not intended for excessive trading. For more information about the Fund’s policy on excessive trading, refer to “Excessive Trading.”

•	If all or a portion of a purchase is received for investment without a specific fund designation, for investment in one of our closed funds, or for investment in a fund that is not yet available for public sale, the undesignated amount or entire investment, as applicable, will be invested in Janus Money Market Fund. For investments without a specific fund designation, where you own a single Fund account with a current balance greater than zero, the investment will be applied to that Fund account. For investments without a specific fund designation, where you own two or more Fund accounts with current balances greater than zero, and for

35 ï Janus Investment Fund

investments in closed funds, unless you later direct Janus to (i) buy shares of another Janus fund or (ii) sell shares of Janus Money Market Fund and return the proceeds (including any dividends earned) to you, Janus will treat your inaction as approval of the purchase of Janus Money Market Fund. If you hold shares of a closed fund and submit an order directly to Janus for your account in that closed fund, your account must be open and your order must clearly indicate that you are currently a shareholder of the closed fund, or your money will be invested in Janus Money Market Fund. If you submit an order to buy shares of a fund that is not yet available for investment (during a subscription period), your investment will be held in Janus Money Market Fund until the new fund’s commencement of operations. At that time, your investment (including any dividends) will be automatically exchanged from Janus Money Market Fund to the new fund. All orders for purchase, exchange, or redemption will receive the NAV as described under “Policies in Relation to Transactions.”

•	For Fund purchases by check, if your check does not clear for any reason, your purchase will be cancelled.

•	If your purchase is cancelled for any reason, you will be responsible for any losses or fees imposed by your bank and may be responsible for losses that may be incurred as a result of any decline in the value of the cancelled purchase.

In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”), Janus is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, Janus may temporarily limit additional share purchases. In addition, Janus may close an account if they are unable to verify a shareholder’s identity. Please contact a Janus representative if you need additional assistance when completing your application or additional information about the Anti-Money Laundering Program.

In an effort to ensure compliance with this law, Janus’ Anti-Money Laundering Program (the “Program”) provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

The Fund has also adopted an identity theft policy (“Red Flag Policy”) to detect, prevent, and mitigate patterns, practices, or specific activities that indicate the possible existence of identity theft. The Fund is required by law to obtain certain personal information which will be used to verify your identity. The Red Flag Policy applies to the opening of Fund accounts and activity with respect to existing accounts.

EXCHANGES

Please note the following when exchanging shares:

•	An exchange represents the redemption (or sale) of shares from one Fund and the purchase of shares of another Fund, which may produce a taxable gain or loss in a non-retirement account.

•	You may generally exchange Shares of the Fund for Shares of the same class of any other fund in the Trust.

•	You may also exchange shares of one class for another class of shares within the same fund, provided the eligibility requirements of the class of shares to be received are met. The Fund’s fees and expenses differ between share classes. Exchanging from a direct share class to one held through an intermediary typically results in increased expenses. This is because share classes distributed through intermediaries include additional fees for administration and/or distribution to pay for services provided by intermediaries. Please read the Prospectus for the share class you are interested in prior to investing in that share class.

•	New regular Janus fund accounts established by exchange must be opened with $2,500 or the total account value if the value of the Janus fund account you are exchanging from is less than $2,500. (If your Janus fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to “Minimum Investment Requirements.”)

•	UGMA/UTMA accounts, Traditional or Roth IRAs, Simplified Employee Pension IRAs, and Coverdell Education Savings Accounts established by exchange must meet the minimum investment requirements previously described. If the value of the Janus fund account you are exchanging from is less than the stated minimum, you must exchange the entire balance. (If your Janus fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to “Minimum Investment Requirements.”)

36 ï Janus Investment Fund

•	New Janus fund non-retirement accounts established by an exchange (or exchange purchases to an existing Roth IRA) resulting from a required minimum distribution from a retirement account do not have an initial minimum investment requirement. (If your Janus fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to “Minimum Investment Requirements.”)

•	Exchanges between existing Janus fund accounts must meet the $100 subsequent investment requirement.

•	For Systematic Exchanges, if no date is specified on your request, systematic exchanges will be made on the 20th of each month. You may establish this option for as little as $100 per exchange. If the balance in the Janus fund account you are exchanging from falls below the Systematic Exchange amount, all remaining shares will be exchanged and your Systematic Exchange Program will be discontinued.

•	The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate your exchange privilege if you make more than one round trip in the Fund in a 90-day period and may bar future purchases in the Fund or any of the other Janus funds. Different restrictions may apply if you invest through an intermediary. For more information about the Fund’s policy on excessive trading, refer to “Excessive Trading.”

•	The Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

•	With certain limited exceptions, exchanges between Janus fund accounts will be accepted only if the registrations are identical. If you are exchanging into a closed Janus fund, you will need to meet criteria for investing in the closed fund.

Note: For the fastest and easiest way to exchange shares, log on to janus.com/individual* 24 hours a day, 7 days a week.

*	Certain account types do not allow transactions via janus.com. For more information, access janus.com/individual or refer to this Shareholder’s Manual.

PAYMENT OF REDEMPTION PROCEEDS

By Electronic Transfer – Generally all accounts are automatically eligible for the electronic redemption option if bank information is provided.

•	Next Day Wire Transfer – Your redemption proceeds can be electronically transferred to your predesignated bank account on the next bank business day after receipt of your redemption request (wire transfer). You may be charged a fee for each wire transfer, and your bank may charge an additional fee to receive the wire.

•	ACH (Automated Clearing House) Transfer – Your redemption proceeds can be electronically transferred to your predesignated bank account on or about the second bank business day after receipt of your redemption request. There is no fee associated with this type of electronic transfer.

By Check – Redemption proceeds will be sent to the shareholder(s) of record at the address of record normally within seven days after receipt of a valid redemption request. During the 10 days following an address change, requests for redemption checks to be sent to a new address require a signature guarantee.

By Systematic Redemption – If no date is specified on your request, systematic redemptions will be made on or about the 24th of each month. If the balance in the Janus fund account you are selling from falls to zero, your Systematic Redemption Program will be discontinued.

Generally, orders to sell Shares may be initiated at any time at janus.com/individual, by telephone, or in writing. Certain tax-deferred accounts may require a written request. If the Shares being sold were purchased by check or automated investment, the Fund can delay the payment of your redemption proceeds for up to 15 days from the day of purchase to allow the purchase to clear. In addition, there may be a delay in the payment of your redemption proceeds if you request a redemption by electronic transfer and your bank information is new. Unless you provide alternate instructions, your proceeds will be invested in Shares of Janus Money Market Fund during the 15-day hold period.

The Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Fund to redeem its Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE

37 ï Janus Investment Fund

is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable. Additionally, the Fund may suspend the payment of redemptions at its option in order to facilitate an orderly liquidation process in the event the Capital Protection Agreement is terminated. Only shareholders who hold their Shares on the Termination Date are covered by the Protection.

Note: For the fastest and easiest way to redeem shares, log on to janus.com/individual* 24 hours a day, 7 days a week.

*	Certain account types do not allow transactions via janus.com. For more information, access janus.com/individual or refer to this Shareholder’s Manual.

Large Shareholder Redemptions
Certain accounts or Janus affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s Shares. Redemptions by these accounts of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities, which may negatively impact the Fund’s brokerage costs.

Redemptions In-Kind
Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash, whereas such costs are borne by the Fund for cash redemptions.

While the Fund may pay redemptions in-kind, the Fund may instead choose to raise cash to meet redemption requests through the sale of fund securities or permissible borrowings. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and may increase brokerage costs.

WRITTEN INSTRUCTIONS

To redeem or exchange all or part of your Shares in writing, your request should be sent to one of the addresses listed under “Doing Business with Janus.” Requests or documents received in a language other than English may be inadvertently delayed or returned due to an inability to accurately translate the intended instructions. Please include the following information:

•	the name of the Janus fund(s) being redeemed or exchanged;
•	the account number(s);
•	the amount of money or number of shares being redeemed or exchanged;
•	the name(s) on the account;
•	the signature(s) of one or more registered account owners; and
•	your daytime telephone number.

SIGNATURE GUARANTEE

A signature guarantee for each registered account owner is required if any of the following is applicable:

•	You request a redemption by check above a certain dollar amount.
•	You would like a check made payable to anyone other than the shareholder(s) of record.
•	You would like a check mailed to an address that has been changed within 10 days of the redemption request.
•	You would like a check mailed to an address other than the address of record.
•	You would like your redemption proceeds sent to a bank account other than a bank account of record.

The Fund reserves the right to require a signature guarantee under other circumstances or to reject or delay a redemption on certain legal grounds.

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A signature guarantee may be refused if any of the following is applicable:

•	It does not appear valid or in good form.
•	The transaction amount exceeds the surety bond limit of the signature guarantee.
•	The guarantee stamp has been reported as stolen, missing, or counterfeit.

How to Obtain a Signature Guarantee
A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized account transfers. The following financial institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A signature guarantee cannot be provided by a notary public.

If you live outside the United States, a foreign bank properly authorized to do business in your country of residence or a U.S. consulate may be able to authenticate your signature.

EXCESSIVE TRADING

Excessive Trading Policies and Procedures
The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares (“excessive trading”). The Fund is intended for long-term investment purposes only, and the Fund will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Fund’s exchange limits or excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. Direct investors should be aware that the Fund is also available for purchase through third party intermediaries. As described below, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Fund’s shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

The Fund attempts to deter excessive trading through at least the following methods:

•	exchange limitations as described under “Exchanges;”
•	trade monitoring;
•	fair valuation of securities as described under “Pricing of Fund Shares;” and
•	redemption fees (where applicable on certain classes of certain funds).

Generally, a purchase and redemption of Shares from the Fund (i.e., “round trip”) within 90 calendar days may result in enforcement of the Fund’s excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.

The Fund monitors for patterns of shareholder frequent trading and may suspend or permanently terminate the exchange privilege of any investor who makes more than one round trip in the Fund over a 90-day period, and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Fund’s excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice; (ii) transactions in the Janus funds by a Janus “fund of funds,” which is a fund that primarily invests in other Janus mutual funds; and (iii) identifiable transactions by certain funds of funds and asset allocation programs to realign portfolio investments with existing target allocations.

The Fund’s Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days’ notice to shareholders of that fund.

Investors in other share classes who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund’s excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those

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intermediaries that transmit purchase, exchange, and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund’s excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund’s ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

Certain transactions in Fund shares, such as periodic rebalancing through intermediaries (no more frequently than every 60 days) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund’s methods to detect and deter excessive trading.

The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund’s portfolio manager believes he would be unable to invest the money effectively in accordance with the Fund’s investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

The Fund’s policies and procedures regarding excessive trading may be modified at any time by the Fund’s Trustees.

Excessive Trading Risks
Excessive trading may present risks to the Fund’s long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund’s NAV (referred to as “price arbitrage”). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as “stale pricing”). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund’s valuation of a security differs from the security’s market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund’s exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, for share classes sold through financial intermediaries, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the Fund’s identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.

Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.

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AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds’ portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings. In addition to the below, the Protected NAV will be available at janus.com/allfunds, or janus.com/advisor/mutual-funds for share classes other than Class D Shares and updated to reflect any change to the Protected NAV within one business day of such change.

•	Full Holdings. The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-800-525-0020 (toll free). Portfolio holdings (excluding derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Holdings & Details tab of the Fund at janus.com/allfunds.

The Fund may provide, upon request, historical full holdings on a monthly basis for periods prior to the previous quarter-end subject to a written confidentiality agreement.

•	Top Holdings. The Fund’s top portfolio holdings, in order of position size and as a percentage of the Fund’s total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.

•	Other Information. The Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors (consisting of security names in alphabetical order), and specific portfolio level performance attribution information and statistics monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Top performance contributors/detractors provided at calendar quarter-end may include the percentage of contribution/detraction to Fund performance.

•	Equity Component vs. Protection Component. The percentages of the Fund’s portfolio that are allocated to the Equity Component and the Protection Component are available monthly with a 15-day lag.

Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Capital’s Chief Investment Officer(s) or their delegates. Such exceptions may be made without prior notice to shareholders. A summary of the Fund’s portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Fund’s SAI.

SHAREHOLDER SERVICES AND ACCOUNT POLICIES

Address Changes
For the easiest way to change the address on your account, visit janus.com/individual. You may also call a Janus representative or send a written request signed by one or more shareholder(s) of record. Include the name of the Janus fund(s) you hold, the account number(s), the name(s) on the account, and both the old and new addresses. Certain options may be suspended for 10 days following an address change unless a signature guarantee is provided.

Bank Account Changes
For the easiest way to change your bank account of record or add new bank account information to your account, visit janus.com/individual. You may also send a written request signed by the shareholder of record or each shareholder of record if more than one. Please note that you may change or add bank information online at janus.com/individual for purchases only. Certain tax-deferred accounts may require a written notice and, in some instances, bank privileges may not be available. We cannot accept changes or additions to bank account redemption options online at janus.com/individual or over the

41 ï Janus Investment Fund

telephone. If the added bank account is a joint tenant/tenants in common account, at least one name on the bank account must match one name on the Fund account. There may be a delay in the payment of your redemption proceeds if you request a redemption by electronic transfer to a new bank or bank account.

Distributions
Generally, all income dividends and capital gains distributions will automatically be reinvested in your Fund account. If you wish to change your distribution option, please visit janus.com/individual, call a Janus representative, or send a written request signed by one or more shareholder(s) of record.

If you receive Fund distributions from an open non-retirement Fund account by check, and a distribution check sent to you at your address of record has been returned to Janus and you have failed to respond to follow up mailings from Janus, upon return of the follow up mailing the distribution check will be reinvested in your open Fund account at the next calculated NAV. Your non-retirement Fund account distribution checks will also be reinvested in your Fund account if you do not cash them within one year of the date they were written. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Involuntary Redemptions
The Fund reserves the right to close an account if the shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Fund. This includes, but is not limited to, accounts that the Fund or its agents believe are engaged in market timing. Any time shares are redeemed in a taxable account, it is considered a taxable event. You are responsible for any tax liabilities associated with an involuntary redemption of your account.

Online and Telephone Transactions
You may initiate many transactions through janus.com/individual or by calling Janus XpressLine™. You may also contact a Janus representative. Generally all new accounts automatically receive online and telephone transaction privileges including redemption privileges. If you do not want to receive these privileges, please visit janus.com/individual or call a Janus representative. The Fund and its agents will not be responsible for any losses, costs, or expenses resulting from unauthorized transactions when reasonable procedures designed to verify the identity of the online user or caller are followed.

Your account information should be kept private, and you should immediately review any account statements that you receive from Janus. Someone other than you could act on your account if they are able to provide the required identifying information. Contact Janus immediately about any transactions you believe to be unauthorized.

Occasionally, we experience high call volumes due to unusual market activity or other events that may make it difficult for you to reach a Janus representative by telephone. If you are unable to reach a Janus representative by telephone, please consider visiting janus.com/individual, calling Janus XpressLine™, or sending written instructions.

Registration Changes
To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. Please visit janus.com/individual or call a Janus representative for further instructions.

Statements, Reports, and Prospectuses
We will send you quarterly confirmations of all transactions. You may elect at janus.com/edelivery to discontinue delivery of your paper statements, and instead receive them online. In addition, at janus.com/individual, the Fund will send you an immediate transaction confirmation statement after every non-systematic transaction. If you have not elected to receive online statements, your confirmation will be mailed within two days of the transaction. The Fund reserves the right to charge a fee for additional account statement requests.

The Fund produces financial reports that include a complete list of the Fund’s portfolio holdings semiannually, and updates its prospectus annually. You may elect to receive these reports and prospectus updates electronically at janus.com/edelivery. The Fund’s fiscal year ends September 30.

Unless you instruct Janus otherwise by contacting a Janus representative, the Fund will mail only one report or prospectus to your address of record (“household”), even if more than one person in your household has a Fund account. This process, known as “householding,” reduces the amount of mail you receive and helps lower Fund expenses. If you decide that you no longer want the mailing of these documents to be combined with the other members of your household, please call a Janus representative or send a written request signed by one or more shareholder(s) of record. Individual copies will be sent within thirty (30) days after the Fund receives your instructions.

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Taxpayer Identification Number
On the application or other appropriate forms, you may be asked to certify that your Social Security or employer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding, or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a certain percentage (at the currently applicable rate) of any dividends paid and redemption or exchange proceeds. In addition to this backup withholding, you may be subject to a $50 fee to reimburse the Fund for any penalty that the IRS may impose.

Temporary Suspension of Services
The Fund or its agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services. As previously noted, the Fund may postpone payment of redemption proceeds for up to seven calendar days. In addition, the right to require the Fund to redeem its Shares may be suspended or the date of payment may be postponed beyond seven calendar days whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable. The exchange privilege may also be suspended in these circumstances.

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Financial highlights

No financial highlights are presented for the Fund since the Fund is new.

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Appendix A

This Appendix provides additional information regarding how the Protection works in the event it is triggered and the Fund proceeds to liquidation, as well as how the Protection is calculated to help you understand the 80% protection of the NAV per share. If the Protection is triggered and you are a shareholder as of that date (the “Termination Date”), you will be entitled to the greater of the then-current NAV per share for your share class on the Termination Date or the Protected NAV (80% of the previously highest attained NAV, as reduced to account for dividends, distributions, any extraordinary expenses, and certain extraordinary items), which will include any Settlement Amount due to the Fund. In other words, the amount you can expect to receive is either the then-current NAV of your share class multiplied by the number of shares you own or – the Protected Amount – which is the product of multiplying the Protected NAV of your share class by the number of shares you own, which, in each case, such amount includes any Settlement Amount due to the Fund. The Capital Protection Provider, subject to the conditions and limitations of the Capital Protection Agreement, is obligated to pay the Fund the lesser of the Aggregate Shortfall Amount and the Maximum Settlement Amount.

Below are several illustrations indicating how the Protection works and is calculated under different circumstances.

Protection is Triggered. The Fund offers multiple share classes each having its own Protected NAV. If one or more share classes were to fall below their respective Protected NAV (the “Protection Trigger”), the Aggregate Shortfall Amount would be calculated, and the Capital Protection Provider would be obligated to pay the Aggregate Shortfall Amount to the Fund. In this event, the Fund will be terminated and each share class will be liquidated.

Any payment owed to the Fund by the Capital Protection Provider will be made to all share classes at the same ratio (or pro rata) to the aggregate NAV of each share class. The payment at the time of liquidation is based on the largest shortfall amount experienced across all share classes, expressed as a percentage, and then multiplied by the aggregate NAV of each share class (the “pro rata protection payment”). The share class with the largest shortfall amount below its Protected NAV, meaning the largest gap between its NAV and the Protected NAV, receives a protection payment based on the shortfall between its then-current NAV and the Protected NAV. All other share classes receive a pro rata protection payment. For those other share classes with a NAV below their Protected NAV, the pro rata protection payment will be greater than 80% of the highest NAV ever attained. For share classes that have a NAV above their Protected NAV at the time of liquidation, shareholders will receive the then-current NAV which includes the pro rata protection payment noted above.

In the following scenario provided for illustration purposes (which does not include the impact of any reduction to the NAV as a result of dividends, distributions, any extraordinary expenses, and certain extraordinary items), the current NAV of Class C Shares has fallen below its Protected NAV:

		NAV per					% of	Pro Rata
		share at time	Aggregate	Highest	Protected		Aggregate	Protection
Fund Share	Shares	of Protection	Share	NAV per	NAV per	Shortfall	Share	Payment
Class	Outstanding	Trigger	Class NAV	share	share	Amount*	Class NAV*	Due**
Class A	1,250.000	$24.62	$30,775	$30.68	$24.54	—		$63

Class C	1,400.000	$24.32	$34,048	$30.46	$24.37	$70	0.21%	$70

Class D	2,000.000	$24.67	$49,340	$30.75	$24.60	—		$102

Class I	800.000	$24.68	$19,744	$30.76	$24.61	—		$41

Class S	1,100.000	$24.66	$27,126	$30.73	$24.58	—		$56

Class T	3,100.000	$24.68	$76,508	$30.76	$24.61	—		$158

*	The amounts are rounded. Actual amounts differ due to rounding.

**	The “Pro Rata Protection Payment Due” is calculated using the “% of Aggregate Share Class NAV” for Class C (or 0.21%) multiplied by the “Aggregate Share Class NAV” of each share class. The amounts shown are rounded and would be different if not rounded.

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The chart below illustrates what a shareholder’s account would look like (assuming that they hold 100 shares of any share class) when the Protection is triggered by Class C Shares:

		NAV per					% Protection	% Protection
		share at time	Aggregate	Highest	Protected		Before	after
Fund Share	Shares	of Protection	Share	NAV per	NAV per	Protection	Protection	Protection
Class	Outstanding	Trigger	Class NAV	share	share	Payment	Payment	Payment
Class A	100.000	$24.62	$2,462	$30.68	$24.54	$5.17	80.2%	80.4%

Class C	100.000	$24.32	$2,432	$30.46	$24.37	$5.11	79.8%	80.0%

Class D	100.000	$24.67	$2,467	$30.75	$24.60	$5.18	80.2%	80.4%

Class I	100.000	$24.68	$2,468	$30.76	$24.61	$5.18	80.2%	80.4%

Class S	100.000	$24.66	$2,466	$30.73	$24.58	$5.18	80.2%	80.4%

Class T	100.000	$24.68	$2,468	$30.76	$24.61	$5.18	80.2%	80.4%

As shown above, upon the Fund’s liquidation, shareholders in the share classes where the then-current NAV per share is greater than the Protected NAV will receive the then-current NAV for their share class, plus the pro rata protection payment (or 80.4% of each share class’ highest previously attained NAV as shown in the example) which is higher than the 80% protection level for that share class. Because the then-current NAV for Class C Shares is below its Protected NAV (and it is the only share class with a NAV below its Protected NAV and therefore the share class with the largest gap between its NAV and its Protected NAV), resulting in Protection at 79.8% rather than 80%, shareholders in Class C Shares will receive the Protected NAV (80% of the highest previously attained NAV for that class).

Protection Calculations/Protection is not Triggered. The following hypothetical examples illustrate how the Protection is applied, using Class A Shares as an example and assuming that Class A Shares is the share class with the largest NAV shortfall below its Protected NAV across all shares classes. It is assumed that there is no default in connection with the Capital Protection Agreement by the Fund, Janus Capital, or the Capital Protection Provider, and the Protection has not been terminated. The Protected NAV in each example does not include any pro rata protection payment. In addition, the following assumptions apply to each of the examples (all numbers are rounded):

Amount of Purchase: $20,000

Net Asset Value at Time of Purchase: $10.00 per share

Protected NAV at Time of Purchase: $8.00 per share (80% of $10.00)

Public Offering Price Per Share, including 5.75% Sales Charge: $10.61

Total Sales Load Paid at Time of Purchase: $1,150 (5.75% of $20,000)

Total Number of Shares Purchased: 1,885 ($20,000/$10.61 per share)

Examples 1 and 2 (Protection without the impact of dividends and distributions): These examples illustrate the Protection assuming there are no dividends or distributions paid after the highest NAV per share is attained.

Example 1: The highest NAV per share attained for Class A Shares is $11.00 per share and no dividends or distributions are paid after the value is reached.

Your Protected Amount is $16,588, which is equal to the Protected NAV of $8.80 (80% of $11.00) times the number of shares that you own ($8.80 x 1,885 = $16,588.00).

Example 2: The highest NAV per share attained for Class A Shares is $10.00 per share which was achieved on the date of your purchase, and no dividends or distributions are paid by the Fund after this date. The NAV subsequently declines to $9.00. Your Protected NAV is $8.00 (80% of $10.00 which is currently the highest attained NAV).

Your Protected Amount is $15,080 (1,885 x $8.00), the shares you purchased times the Protected NAV at the time of purchase.

Examples 3 and 4 (Protection with the impact of dividends and distributions): These examples illustrate the effects of dividends and distributions on your Protected Amount. The examples do not reflect any adjustments due to differences between the estimated and actual dividend per share. Example 3 assumes that you reinvested your dividends and distributions whereas Example 4 assumes that you do not reinvest your dividends and distributions. Although the Protected

46 ï Janus Investment Fund

NAV will decline as dividends and distributions are paid out, this decline will be offset, to some extent but not completely, by an increase in the number of shares you own if you reinvest the dividends and distributions. If you redeem your shares prior to the Termination Date, you will not be entitled to the Protection on those shares. If you redeem some shares, you will then hold fewer shares, thereby reducing your Protected Amount. A redemption made from the Fund prior to the Termination Date will be made at the then-current NAV per share, less any applicable sales charges, which may be lower than the Protected NAV.

Example 3: The highest NAV per share has previously reached $12.50 per share which results in a Protected NAV of $10.00 per share. The NAV subsequently declines to $12.00 per share, and a $1.00 dividend per share is declared, which you decide to reinvest. Thus, on the dividend date, the NAV per share is $11.00 (dividends are paid out of Fund assets: $12.00 - $1.00 = $11.00).

The new Protected NAV is calculated using the then-current Protected NAV ($10.00) divided by 1 plus the share distribution amount on the current NAV Calculation Date ($1.00) plus extraordinary expenses, if any ($0.00), divided by the NAV per share on the dividend date, ($11.00): ($10.00/[1 + ($1.00/$11.00)]) = $9.17, which becomes the new Protected NAV. In addition, the reinvestment of the $1.00 dividend allows you to purchase an additional 171.363 shares: 1,885 (shares owned) x $1.00 per share dividend /$11.00 (net asset value) = 171.363 (additional shares purchased), bringing your total shares owned to 1,885 + 171.363 = 2,056.363.

Your Protected Amount is now 2,056.363 x $9.17 = $18,856.85.

Prior to the distribution, your Protected Amount was $18,850 (1,885 x $10.00). By reinvesting your dividends, your new Protected Amount is $18,856.85. The Protected NAV per share (due to the distribution) has decreased, but your Protected Amount remains essentially the same because you have reinvested the distribution in more shares.

Example 4: As in Example 3 above, the highest NAV per share has previously reached $12.50 per share which results in a Protected NAV of $10.00 per share. The NAV subsequently declines to $12.00 per share, and a $1.00 dividend per share is declared. However, in this Example 4 you elect to receive dividends and distributions in cash rather than reinvest.

To recalculate your Protected Amount:

1. Determine your total shares owned: 1,885 shares.

2. Determine the new Protected NAV: $9.17.

3. Multiply your total shares owned by the Protected NAV (1,885 x $9.17 = $17,285.45). Your Protected Amount is lower when you receive dividends and distributions in cash (see Example 3).

Prior to the distribution, your Protected Amount was $18,850 (1,885 x $10.00) and your current Protected Amount is $17,285.45. Your Protected Amount has decreased because you did not reinvest the distribution in more shares.

Although you can perform this calculation yourself, the Capital Protection Provider will calculate the Protected NAV for each share class, which will be available on the Janus website at janus.com/allfunds, or janus.com/advisor/mutual-funds for share classes other than Class D Shares. Any change to the Protected NAV will be updated within one business day of such change. The Protected NAV disclosed on the websites will not include the effect of any pro rata protection payment. It is possible that the Fund’s calculations may differ from a shareholder’s calculation, for example, because of rounding or the number of decimal places used. In any case, the Capital Protection Provider’s calculations will be determinative.

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Appendix B

SUMMARY OF CAPITAL PROTECTION AGREEMENT TERMINATION EVENTS

The following is a summary of certain material terms of the Capital Protection Agreement related to its termination. The Capital Protection Agreement has an initial 10-year term and may be renewed for additional 10-year periods as mutually agreed upon by the Fund and the Capital Protection Provider. Termination events considered “early termination events” during a 10-year period do not relieve the Capital Protection Provider from its obligation to pay any shortfall amounts due to the Fund. This summary is qualified in its entirety by the Capital Protection Agreement, which has been filed with the SEC as an exhibit to this registration statement that includes this Prospectus. Any capitalized terms not defined herein have the meaning set forth in the Capital Protection Agreement. Section references are to the Capital Protection Agreement. For certain events described below, the Fund and/or the Adviser have an opportunity to fix the event that created the termination.

Early Termination Events – Termination by the Capital Protection Provider Based on the Occurrence of Fund Events (Section 7.01)
The Capital Protection Provider shall have the right to terminate the Capital Protection Agreement (and, if so terminated, the Guarantor’s obligations to the Fund under the Guaranty shall terminate, provided, in both instances, that all amounts, if any, presently due and payable by the Capital Protection Provider at the time of such termination (including amounts due and payable as a result of such termination on the Settlement Date (as that term is defined in the Capital Protection Agreement)) have been paid in full by the Capital Protection Provider) upon written notice to the Fund on any Business Day (as such term is defined in the Capital Protection Agreement) when any of the following events (each, a “Fund Event”) shall occur:

(a) Any representation or warranty made by the Fund or the Adviser in any Capital Protection Document or in connection with any Capital Protection Document, or amendment or waiver thereof, or any certificate delivered in connection therewith, shall be incorrect in any material respect when made; or

(b) The Fund fails to perform or observe certain terms, covenants, requirements or agreements and in certain circumstances, such failure could reasonably be expected to have a Material Adverse Effect, and such failure shall continue for four Business Days; or

(c) The Fund fails to provide reporting to the Capital Protection Provider in a timely manner; or

(d) Any suspension of the publication of the calculation of the NAV Per Share of any Fund Share Class, except to the extent such suspension is due solely to a Market Disruption Event or pursuant to an order of the Commission, in each case, in the Capital Protection Provider’s reasonable discretion and does not continue for more than three Business Days; or

(e) The Fund shall fail to pay the Capital Protection Fee or any interest thereon or any other amount due and such failure shall continue for more than 10 Business Days following notice of such failure by the Capital Protection Provider to the Fund; or

(f) The Fund (A) fails to make any payment when due (whether by scheduled maturity, required prepayment, margin call, acceleration, demand or otherwise and after giving effect to any grace periods, to the extent applicable), in respect of any Contractual Obligation, Derivative Obligation, Debt, Contingent Obligation or Off-Balance Sheet Liability, of more than $10,000,000; provided, that the failure of the Fund to make a payment for a transaction that does not settle on the contracted settlement date (i.e., a failed trade) shall not constitute a Fund Event, or (B) fails to observe or perform any other agreement or condition relating to any Contractual Obligation, Derivative Obligation, Debt, Contingent Obligation or Off-Balance Sheet Liability, with an amount outstanding or an amount required to be paid by the Fund upon termination (including notional, principal, undrawn committed, available or contingent amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than $10,000,000 (each, a “Material Financial Obligation”), or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which is to cause, or to permit the counterparty, holder or holders, creditor or creditors, or beneficiary or beneficiaries of such Material Financial Obligation (or a trustee or agent on behalf of such Persons) to cause, with the giving of notice if required, such Material Financial Obligation (1) in the case of any Contractual Obligation or Derivative Obligation, to be in default or terminated, (2) in the case of any Debt, Contingent Obligation or Off-Balance Sheet Liability, to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (in each case, automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Debt, Contingent Obligation or Off-Balance Sheet Liability to be made, prior to its stated maturity, or (3) in the case of any guaranty, to become payable; or

(g) The Trust shall cease to be registered as an “investment company” under the 1940 Act; or

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(h) A Change of Control or a Change in Key Management shall occur; or

(i) Any merger or consolidation of the Fund with or into, or the conveyance, transfer, lease or other disposition by the Fund, whether in one transaction or in a series of transactions, of all or substantially all of its property and assets (whether now owned or hereafter acquired) to, any Person (including, for the avoidance of doubt, any other series of the Trust).

(j) A Bankruptcy Event shall occur with respect to the Trust, the Fund or the Adviser; or

(k) The Capital Protection Provider shall have reasonably determined that any Law (i) has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any of the Capital Protection Provider, the Fund and/or the Guarantor to maintain any Capital Protection Document to which it is a party or to perform its respective obligations thereunder or (ii) would allow any Governmental Authority to impose a sanction on or withhold a meaningful benefit from the Capital Protection Provider or Guarantor or any of their respective Affiliates if the Capital Protection Provider, the Fund and/or the Guarantor were to maintain, or in connection with any of them maintaining, any Capital Protection Document to which it is a party or were to perform, or in connection with any of them performing, its respective obligations thereunder; or

(l) (A) the adoption of any Law (other than a Tax Event), (B) any Change in Law (other than a Tax Event), (C) any change in compliance by the Capital Protection Provider or the Guarantor with any Law (other than a Tax Event) issued or created after the date hereof, whether or not having the force of Law, that in any case, in the Capital Protection Provider’s reasonable judgment, (i) subject to Section 7.04, has an adverse impact when compared to the tax treatment in effect on the date of this Agreement on the Capital Protection Provider’s or the Guarantor’s tax treatment under the Capital Protection Agreement or the Guaranty (including any tax or increased tax of any kind whatsoever with respect to this Agreement or any change in the basis or rate of taxation of payments to or by the Capital Protection Provider in respect thereof), (ii) would result in a Material Adverse Effect with respect to the Capital Protection Provider or the Guarantor if it were to continue performing its obligations hereunder or under the Capital Protection Agreement or the Guaranty, as applicable, or (iii) materially impairs the rights or remedies afforded the Capital Protection Provider or the Guarantor under the Capital Protection Agreement or the Guaranty; or

(m) The Fund shall fail to perform or observe any other term, condition, covenant, requirement or agreement applicable to the Fund contained in any Capital Protection Document, and such failure shall continue for 30 days after notice thereof; or

(n) A Tax Event shall occur that becomes a Fund Event pursuant to Section 2.07(e); or

(o) A Reporting Event shall occur; or

(p) Any Custodian Event shall occur and, solely in the case of a Custodian Event that results from a Bankruptcy Event with respect to the Custodian in which the Custodian is under receivership, conservatorship or similar resolution process of any Governmental Authority that is, in the sole judgment of the Capital Protection Provider, not adversely effecting the Custodian’s execution of transactions or the Fund’s performance of its Obligations, a new Custodian is not appointed by the Trust in compliance with Section 5.02(i) within five Business Days after such Custodian Event; or

(q) Any judgment or order shall be entered against the Fund in any investigative, administrative or judicial proceeding involving a determination that the Fund shall have violated in any material respect any civil Law or for the payment of money in excess of $10,000,000 and (A) enforcement proceedings are commenced by the judgment creditor upon such judgment or order, or (B) there is a period of 10 consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect; or

(r) The Trust, with respect to the Fund, ceases to be a regulated investment company eligible to receive pass through tax treatment under Subchapter M of the Internal Revenue Code (the “Code”) or fails to be in compliance with Subchapter M of the Code; or

(s) The Adviser shall fail to comply with any requirement of Law (including, but not limited to, the 1940 Act) or any order, writ, injunction or decree applicable to it or to its business or property except where the noncompliance therewith could not reasonably be expected to have a Material Adverse Effect with respect to the Fund, and such failure shall continue for 10 Business Days; or

(t) Any judgment or order shall be entered against the Fund in any investigative, administrative or judicial proceeding involving a determination that the Fund shall have violated in any material respect any criminal Law and there is a period of

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10 consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect; or

(u) There occurs (a) the public commencement of formal criminal charges or proceedings by a court, or a formal arrest of, or (b) the public filing or public announcement by any Governmental Authority of enforcement proceedings against, the Trust, the Fund, the Adviser or any Key Employee, as the case may be, alleging a possible fraud, embezzlement, money laundering, insider trading, market manipulation, other violations of securities Laws (which other violation of securities laws, in the Capital Protection Provider’s reasonable judgment, could reasonably be expected to have a Material Adverse Effect), or a felony related to any of the foregoing; or

(v) Any Capital Protection Document, at any time after its execution and delivery and for any reason other than as expressly permitted in the Capital Protection Agreement, ceases to be in full force and effect against the Fund; or the Fund or any Affiliate of the Fund contests in any manner the validity or enforceability of any Capital Protection Document with respect to the Fund, denies that the Fund has any further liability or obligation under any Capital Protection Document and/or otherwise purports to revoke, terminate or rescind any Capital Protection Document; or

(w) Any valuation greater than zero of the Capital Protection Agreement or its related documents unless offset by a related liability, as described in the Capital Protection Agreement; or

(x) Either (i) the Prospectus is amended, supplemented or otherwise modified in form or substance as it relates to the investment policies and objectives of the Fund, or (ii) the investment policies and objectives of the Fund, or the Trust acting in relation to the Fund, are amended, supplemented or otherwise modified in form or substance, in any respect from those set forth in the Prospectus and, in each case, in the Capital Protection Provider’s judgment, such amendments, supplements or modifications could reasonably be expected to have a material adverse effect on the Capital Protection Provider’s rights or obligations under any Capital Protection Document.

Optional Termination by each Party (Section 7.02)
From and after the fifth anniversary of launch of the Fund, each Party shall have the right on any Business Day to terminate the Agreement by written notice to the other Party, which termination shall be effective on the date that is five years following the non-terminating Party’s receipt of such notice, or if such date is not a Business Day, the next succeeding Business Day thereafter.

Optional Termination by the Fund (Section 7.03)
The Capital Protection Agreement may be terminated by the Fund upon written notice to the Capital Protection Provider at the time of the occurrence of (i) a Bankruptcy Event with respect to the Capital Protection Provider or the Guarantor, (ii) a failure by the Guarantor to maintain a long-term unsecured, unsubordinated debt rating and any successor rating of at least Baa3 by Moody’s or BBB- by S&P, (iii) the Guaranty terminates or is determined to be invalid or unenforceable, (iv) the Capital Protection Provider or the Guarantor is subject to any litigation, regulatory action or other proceeding that may affect their respective abilities to perform their obligations under any of the Capital Protection Documents, (v) a material breach of this Agreement by the Capital Protection Provider including a failure to deliver the information set forth in the Capital Protection Provider Information Letter, or (vi) the determination by the Fund’s Board of Trustees that it is in the best interest of the Fund to terminate this Agreement (including in connection with replacing this Agreement) or to liquidate the Fund.

Certain Cure Rights (Section 7.04)
If an event occurs that would be a Fund Event as defined in the Capital Protection Agreement that is quantifiable in Dollars in the reasonable judgment of the Capital Protection Provider, written notice (the “Tax Treatment Notice”) shall be submitted to the Fund by the Capital Protection Provider specifying the basis for such event (including the applicable Law, Change in Law or change in compliance by the Capital Protection Provider or the Guarantor with respect to such event) and a reasonable good faith estimate of the costs to the Capital Protection Provider or the Guarantor associated with such event. If the Fund provides irrevocable written notice (the “Reimbursement Notice”) of its intent to reimburse the Capital Protection Provider or the Guarantor for such costs in the amounts actually incurred on an after-tax basis within 15 Business Days after its receipt of the Tax Treatment Notice, it will reimburse the Capital Protection Provider or the Guarantor (as the case may be) the amount of such costs in the amounts actually incurred on an after-tax basis within 5 Business Days following demand for payment, and such event shall not constitute a Fund Event. In the event that the Fund fails to deliver the Reimbursement Notice within 15 Business Days of its receipt of the Tax Treatment Notice, such event shall be a Fund Event, effective as of

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the day upon which the Tax Treatment Notice was delivered. The failure of the Fund to pay such costs will be a Fund Event upon the expiration of the cure period.

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Glossary of investment terms

This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Fund may invest, as well as some general investment terms. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

EQUITY AND DEBT SECURITIES

Average-Weighted Effective Maturity is a measure of a bond’s maturity. The stated maturity of a bond is the date when the issuer must repay the bond’s entire principal value to an investor. Some types of bonds may also have an “effective maturity” that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by a Fund with each effective maturity “weighted” according to the percentage of net assets that it represents.

Bank loans include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower’s obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund’s NAV.

Bonds are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

Certificates of Participation (“COPs”) are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to “Municipal lease obligations” below.

Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”).

Common stocks are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer’s board of directors.

Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Debt securities are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

Duration is the time it will take investors to recoup their investment in a bond. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a Fund with each duration “weighted” according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Fund’s duration is usually shorter than its average maturity.

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Equity securities generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

Exchange-traded funds are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Fixed-income securities are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

High-yield/high-risk bonds are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor’s and Fitch, or Ba or lower by Moody’s). Other terms commonly used to describe such bonds include “lower rated bonds,” “non-investment grade bonds,” and “junk bonds.”

Industrial development bonds are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to “Municipal securities” below.

Mortgage- and asset-backed securities are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

Mortgage dollar rolls are transactions in which a Fund sells a mortgage-related security, such as a security issued by Government National Mortgage Association, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A “dollar roll” can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

Municipal lease obligations are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality’s credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

Municipal securities are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

Pass-through securities are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

Passive foreign investment companies (PFICs) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

Pay-in-kind bonds are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

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Real estate investment trust (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

Rule 144A securities are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

Standby commitment is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security’s liquidity.

U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations, and others are supported only by the credit of the sponsoring agency.

Variable and floating rate securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates.

Warrants are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

Zero coupon bonds are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

FUTURES, OPTIONS, AND OTHER DERIVATIVES

Derivatives are financial instruments whose performance is derived from the performance of another asset (stock, bond, commodity, currency, interest rate or market index). Types of derivatives can include, but are not limited to options, forward contracts, and futures contracts.

Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to

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the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

Inverse floaters are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security’s market value.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

Participatory notes are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

Cash sweep program is an arrangement in which a Fund’s uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.

Diversification is a classification given to a fund under the 1940 Act. Funds are classified as either “diversified” or “nondiversified.” To be classified as “diversified” under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified as “nondiversified” under the 1940 Act, on the other hand, has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as “diversified.” However, because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified.

Industry concentration for purposes under the 1940 Act is the investment of 25% or more of a Fund’s total assets in an industry or group of industries.

Leverage is when a Fund increases its assets available for investment using borrowings or similar transactions. Because short sales involve borrowing securities and then selling them, a Fund’s short sales effectively leverage the Fund’s assets. The use of leverage may make any change in a Fund’s NAV even greater and thus result in increased volatility of returns. A Fund’s assets that are used as collateral to secure the short sales may decrease in value while the short positions are outstanding, which

55 ï Janus Investment Fund

may force the Fund to use its other assets to increase the collateral. Leverage also creates interest expense that may lower a Fund’s overall returns.

Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company’s stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

Net long is a term used to describe when a Fund’s assets committed to long positions exceed those committed to short positions.

Repurchase agreements involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

Reverse repurchase agreements involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

Short sales in which a Fund may engage may be either “short sales against the box” or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

When-issued, delayed delivery, and forward commitment transactions generally involve the purchase of a security with payment and delivery at some time in the future – i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

56 ï Janus Investment Fund

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You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting a Janus representative at 1-800-525-3713. The Fund’s Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janus.com/reports. Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports. In the Fund’s annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal period.

The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund’s Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Commission’s Public Reference Section, Washington, D.C. 20549-1520 (1-202-551-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC’s website at http://www.sec.gov.

janus.com

PO Box 173375
Denver, CO 80217-3375
1-800-525-3713

The Trust’s Investment Company Act File No. is 811-1879.